UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09435

Waddell & Reed Advisors Funds

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Wendy J. Hills

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report June 30, 2016

Ticker
	Class A	Class B	Class C	Class Y
EQUITY FUNDS
Waddell & Reed Advisors Accumulative Fund	UNACX	WAABX	WAACX	WAAYX
Waddell & Reed Advisors Asset Strategy Fund	UNASX	WBASX	WCASX	WYASX
Waddell & Reed Advisors Continental Income Fund	UNCIX	WACBX	WACCX	WACYX
Waddell & Reed Advisors Core Investment Fund	UNCMX	UNIBX	WCCIX	UNIYX
Waddell & Reed Advisors Dividend Opportunities Fund	WDVAX	WDVBX	WDVCX	WDVYX
Waddell & Reed Advisors Energy Fund	WEGAX	WEGBX	WEGCX	WEGYX
Waddell & Reed Advisors Global Growth Fund	UNCGX	WAIBX	WAICX	WAIYX
Waddell & Reed Advisors New Concepts Fund	UNECX	UNEBX	WNCCX	UNEYX
Waddell & Reed Advisors Science and Technology Fund	UNSCX	USTBX	WCSTX	USTFX
Waddell & Reed Advisors Small Cap Fund	UNSAX	WRSBX	WSCCX	WRSYX
Waddell & Reed Advisors Tax-Managed Equity Fund	WTEAX	WBTMX	WCTMX	WATMX
Waddell & Reed Advisors Value Fund	WVAAX	WVABX	WVACX	WVAYX
Waddell & Reed Advisors Vanguard Fund	UNVGX	WRVBX	WAVCX	WAVYX

Waddell & Reed Investments refers to the investment management services offered by Waddell & Reed Investment Management Company, the investment manager of the Waddell & Reed Advisors Funds, distributed by Waddell & Reed

CONTENTS	WADDELL & REED ADVISORS FUNDS

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Waddell & Reed Advisors Funds prospectus, or summary prospectus, and current performance information, including current Lipper ranking information.

2

PRESIDENT’S LETTER	WADDELL & REED ADVISORS FUNDS

JUNE 30, 2016 (UNAUDITED)
Henry J. Herrmann, CFA

Dear Shareholder,

Across the fiscal year, investors have endured a range of issues that have triggered stock market volatility. Concerns about global economic growth, interest rates, fluctuation in oil prices and a U.S. presidential election explain the headwinds.

Financial markets dislike uncertainty. We believe that the roller coaster ride in stocks is not finished; volatility is likely to continue. Regardless, we still expect moderate positive returns for the year.

Despite the uncertain backdrop, the U.S. economic expansion has continued. The U.S. is the relative bright spot, supported primarily by the U.S. consumer, who is benefitting from lower energy prices, lower inflation in general and an improved labor market. Demand for cars, homes and furnishings is strong.

When interest rates in the U.S. will rise and by how much remains an area of focus for the financial markets. Investors reacted negatively when the Federal Reserve raised rates slightly in December and seemed to imply more increases were likely. However, global economic concerns, fueled in June by Britain’s vote to leave the European Union, altered the timetable. Future rate increases will be slow to develop. Job growth, inflation and international developments will be the most important determinants of central bank policy.

Overseas, the European Central Bank and Bank of Japan are actively engaged in aggressive easing. As yet, these steps are not leading to strengthening economic activity.

China, in the face of economic softening, has turned toward more aggressive stimulus. We believe moderate economic acceleration is likely in China in 2016, which should be beneficial to broader global growth.

While challenges remain, we do see potential catalysts for growth in several areas and industries and our team continues to seek investment opportunities around the globe.

Economic Snapshot

	6/30/2016	6/30/2015
S&P 500 Index	2,098.86	2,063.11
MSCI EAFE Index	1,608.45	1,842.46
10-Year Treasury Yield	1,49%	2.35%
U.S. unemployment rate	4.90%	5.30%
30-year fixed mortgage rate	3.48%	4.02%
Oil price per barrel	$48.33	$59.47

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Henry J. Herrmann, CFA

President

The opinions expressed in this letter are those of the President of the Waddell & Reed Advisors Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2016	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES	WADDELL & REED ADVISORS FUNDS

(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, exchange fees and account fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2016.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), exchange fees or account fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 7 to the Financial Statements for further information.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 12-31-15	Ending Account Value 6-30-16	Expenses Paid During Period*	Beginning Account Value 12-31-15	Ending Account Value 6-30-16	Expenses Paid During Period*
Accumulative Fund
Class A	$1,000	$986.20	$5.36	$1,000	$1,019.44	$5.45	1.09%
Class B**	$1,000	$980.20	$11.29	$1,000	$1,013.45	$11.48	2.29%
Class C	$1,000	$980.60	$10.20	$1,000	$1,014.52	$10.37	2.08%
Class Y	$1,000	$987.50	$4.17	$1,000	$1,020.63	$4.24	0.85%
Asset Strategy Fund
Class A	$1,000	$974.20	$5.73	$1,000	$1,019.04	$5.86	1.17%
Class B**	$1,000	$967.90	$11.22	$1,000	$1,013.46	$11.48	2.29%
Class C	$1,000	$970.60	$10.05	$1,000	$1,014.70	$10.27	2.04%
Class Y	$1,000	$975.60	$4.15	$1,000	$1,020.66	$4.24	0.84%

See footnotes on page 6.

4	ANNUAL REPORT	2016

ILLUSTRATION OF FUND EXPENSES	WADDELL & REED ADVISORS FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 12-31-15	Ending Account Value 6-30-16	Expenses Paid During Period*	Beginning Account Value 12-31-15	Ending Account Value 6-30-16	Expenses Paid During Period*
Continental Income Fund
Class A	$1,000	$998.90	$5.80	$1,000	$1,019.09	$5.86	1.16%
Class B**	$1,000	$993.50	$11.36	$1,000	$1,013.50	$11.48	2.29%
Class C	$1,000	$994.60	$10.07	$1,000	$1,014.81	$10.17	2.02%
Class Y	$1,000	$1,000.40	$4.30	$1,000	$1,020.57	$4.34	0.86%
Core Investment Fund
Class A	$1,000	$995.10	$5.19	$1,000	$1,019.64	$5.25	1.05%
Class B**	$1,000	$988.30	$11.04	$1,000	$1,013.78	$11.18	2.23%
Class C	$1,000	$990.50	$10.05	$1,000	$1,014.75	$10.17	2.03%
Class Y	$1,000	$995.10	$3.89	$1,000	$1,020.93	$3.94	0.79%
Dividend Opportunities Fund
Class A	$1,000	$1,023.10	$6.37	$1,000	$1,018.61	$6.36	1.26%
Class B**	$1,000	$1,016.80	$12.10	$1,000	$1,012.84	$12.08	2.42%
Class C	$1,000	$1,018.70	$10.40	$1,000	$1,014.52	$10.37	2.08%
Class Y	$1,000	$1,024.30	$4.55	$1,000	$1,020.33	$4.55	0.91%
Energy Fund
Class A	$1,000	$1,161.00	$8.86	$1,000	$1,016.68	$8.27	1.65%
Class B**	$1,000	$1,152.30	$17.11	$1,000	$1,008.94	$15.97	3.20%
Class C	$1,000	$1,155.80	$14.01	$1,000	$1,011.86	$13.08	2.62%
Class Y	$1,000	$1,164.30	$5.95	$1,000	$1,019.32	$5.55	1.12%
Global Growth Fund
Class A	$1,000	$940.20	$6.79	$1,000	$1,017.89	$7.06	1.40%
Class B**	$1,000	$932.70	$13.63	$1,000	$1,010.73	$14.18	2.84%
Class C	$1,000	$934.00	$12.28	$1,000	$1,012.16	$12.78	2.56%
Class Y	$1,000	$942.10	$4.95	$1,000	$1,019.73	$5.15	1.03%
New Concepts Fund
Class A	$1,000	$1,019.60	$6.97	$1,000	$1,017.98	$6.96	1.39%
Class B**	$1,000	$1,015.60	$12.80	$1,000	$1,012.16	$12.78	2.55%
Class C	$1,000	$1,016.40	$11.90	$1,000	$1,013.08	$11.88	2.37%
Class Y	$1,000	$1,022.40	$5.16	$1,000	$1,019.78	$5.15	1.02%
Science and Technology Fund
Class A	$1,000	$903.20	$6.19	$1,000	$1,018.39	$6.56	1.30%
Class B**	$1,000	$897.80	$11.48	$1,000	$1,012.79	$12.18	2.43%
Class C	$1,000	$898.60	$11.11	$1,000	$1,013.21	$11.78	2.34%
Class Y	$1,000	$904.60	$4.76	$1,000	$1,019.86	$5.05	1.01%

See footnotes on page 6.

2016	ANNUAL REPORT	5

ILLUSTRATION OF FUND EXPENSES	WADDELL & REED ADVISORS FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 12-31-15	Ending Account Value 6-30-16	Expenses Paid During Period*	Beginning Account Value 12-31-15	Ending Account Value 6-30-16	Expenses Paid During Period*
Small Cap Fund
Class A	$1,000	$1,033.80	$7.32	$1,000	$1,017.66	$7.26	1.45%
Class B**	$1,000	$1,027.60	$12.88	$1,000	$1,012.17	$12.78	2.55%
Class C	$1,000	$1,028.40	$11.56	$1,000	$1,013.44	$11.48	2.30%
Class Y	$1,000	$1,035.50	$5.29	$1,000	$1,019.70	$5.25	1.04%
Tax-Managed Equity Fund
Class A	$1,000	$962.50	$5.30	$1,000	$1,019.47	$5.45	1.09%
Class B**	$1,000	$957.50	$10.57	$1,000	$1,014.09	$10.88	2.17%
Class C	$1,000	$958.20	$9.60	$1,000	$1,015.11	$9.87	1.96%
Class Y(3)	$1,000	$985.80	$0.40	$1,000	$1,021.16	$3.74	0.74%
Value Fund
Class A	$1,000	$982.20	$6.14	$1,000	$1,018.63	$6.26	1.25%
Class B**	$1,000	$976.30	$11.96	$1,000	$1,012.73	$12.18	2.44%
Class C	$1,000	$978.20	$10.39	$1,000	$1,014.34	$10.58	2.12%
Class Y	$1,000	$983.10	$4.46	$1,000	$1,020.41	$4.55	0.90%
Vanguard Fund
Class A	$1,000	$957.50	$5.58	$1,000	$1,019.18	$5.75	1.14%
Class B**	$1,000	$950.20	$11.31	$1,000	$1,013.27	$11.68	2.33%
Class C	$1,000	$952.90	$10.25	$1,000	$1,014.32	$10.58	2.12%
Class Y	$1,000	$959.10	$4.21	$1,000	$1,020.60	$4.34	0.86%

*	Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended June 30, 2016, and divided by 366.

**	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

(1)	This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

(3)	Actual inception date for the share class is 6-10-16 (the date on which shares were first acquired by shareholders). The calculations are based on 21 days in the period ended June 30, 2016.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

6	ANNUAL REPORT	2016

MANAGEMENT DISCUSSION	ACCUMULATIVE FUND

(UNAUDITED)

Barry M. Ogden

Below, Barry M. Ogden, CFA, CPA, portfolio manager of Waddell & Reed Advisors Accumulative Fund, discuss positioning, performance and results for the fiscal year ended June 30, 2016. Mr. Ogden has managed the Fund since 2004 and has 22 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2016
Waddell & Reed Advisors Accumulative Fund (Class A shares at net asset value)	–3.99%
Waddell & Reed Advisors Accumulative Fund (Class A shares including sales charges)	–9.49%
Benchmark(s) and/or Lipper Category
S&P 500 Index	3.99%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Lipper Multi-Cap Core Funds Universe Average	–2.30%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key drivers

As we look back over the past fiscal year ended June 30, 2016, the Fund’s relative performance has not been as strong as we would have liked. Many of the names that performed well for the Fund over the previous 12-month fiscal period, started to lag as investors rotated into many of the down and out sectors — energy, industrials, utilities and telecommunications. Unfortunately, we were underrepresented in many of those sectors and preferred to stick with overweight positions in health care, consumer discretionary and consumer staples. This proved however to be the wrong decision, at least for the fiscal period ended June 30, 2016.

Contributors and detractors over the period

The Fund underperformed the index and peer group for the fiscal period ended June 30, 2016. We saw a massive rotation into several sectors we were underrepresented in during the past 12-month fiscal year. Specifically, investors flocked into energy, utilities and telecommunications, especially early in 2016 and this hurt the Fund’s relative performance. Ultimately, the bulk of the Fund’s underperformance during the period occurred in health care, one of the sectors where we had sizeable weights within the portfolio. Over the past few years, health care has generated strong absolute and relative performance and it’s an area we think will continue to be a winner over the long-term. This past fiscal year was marred by political headlines and bantering about drug price inflation and price gouging by several companies. This spilled over into the broader group and resulted in compressed multiples and estimate cuts. We still believe in the aging demographics, drug innovation, therapeutic treatment improvements and ongoing consolidation and anticipate that the sector will regain some momentum as soon as the pricing issues subside a bit or we get some consolidation to reenergize investors back into the group.

Several of the Fund’s top performers during the period were within the technology sector. We were in total underweight technology, but had several strong performers that helped minimize the underweight stance. Specifically, Alphabet (previously known as Google), Facebook and Microsoft all returned good performance during this past 12-month period and we believe each one of these investments have plenty of runway left in front of them as they continue to expand their leadership positions in their respective areas.

Alphabet has become synonymous with internet search, both on mobile and desktop devices. The company is now an integral part of how people move around the internet to make retail purchases, search for restaurants and movie times and perform countless other daily tasks. Its valuation is still very compelling, in our opinion, and we suspect it is one of the leaders in the race to market a semi or fully automated driverless car.

Facebook dominates the mobile advertising environment and it still garners a relatively small share of total advertising spending. We believe in the company’s ability to stay relevant with consumers and advertisers is cemented for the near term. Its consistency of revenue, earnings and free cash flow make this a holding that we think will be a part of the portfolio for some time to come.

With Microsoft, we have a situation whereby new management is making a lot of changes within the company, cutting costs, delivering on expectations, etc. The company is also exposed to one of the fastest growing verticals around, “Cloud computing technology,” one of only several big players that have the scale and expertise to offer solutions to businesses and this trend is just getting started. While we believe Microsoft may never grow as fast as Alphabet or Facebook, the company’s valuation is attractive relative to the earnings and free cash flow being generated.

2016	ANNUAL REPORT	7

MANAGEMENT DISCUSSION	ACCUMULATIVE FUND

(UNAUDITED)

During the past fiscal year, the Fund had several companies get taken out or bid up and thus this helped our relative and overall performance. Unfortunately, this past 12-month fiscal period we have seen a lot of smoke in some names, but no fire. We still believe that we will see or could see several of our holdings get acquired in 2016. With the debt markets and funding costs at historical lows, companies are still on the prowl for well run, good businesses in attractive industries. We suspect several of our names within food and beverage as well as health care could see some activity over the remainder of the fiscal period and we’re optimistic we may see several merger and acquisition deals announced.

One contributor to Fund performance included the use of derivatives during the fiscal period. The Fund bought some downside protection in the form of S&P 500 puts to cover its position. This protection was essentially insurance in case there were significant declines in the equity markets that would impact the Fund.

Portfolio strategy and construction

As a reminder, the Fund’s strategy and focus remains the same as it has been for many years now. We are constantly trying to build a portfolio of stocks and, more importantly companies that we think are well positioned not only for the next several quarters, but over an extended period of time. We seek out and invest in companies that we believe are able to differentiate themselves with a product, a brand, a technological advantage or a franchise of products that give them an advantage over their competitors. Many of the Fund’s largest holdings have been core positions for many years and that’s because we believe they are competitively advantaged.

Outlook

As most of you know, the end of the fiscal period was marred by the U.K.’s Brexit vote for the country to leave the European Union. This was literally the shock of all shocks and sent the market into a tailspin. The vote in favor of UK’s exit from the European Union caught many investors by surprise. Fortunately, the sell-off has appeared to prove temporary and the broader markets are setting new all-time highs, something many investors wouldn’t have believed the day following the Brexit vote.

Clearly, one of the most important variables we have been watching and will continue to monitor is the Federal Reserve (Fed) and how it will handle interest rates for the remainder of 2016. As it stands today, it looks like the multi-rate hike everybody was positioned for this calendar year, has been reduced to a one and done mentality. Investors appear to be far less worried about the impact that another 25 basis point interest rate hike would have on the markets. If the economy is strong enough that the Fed has to raise rates, then that could be seen as a positive over the near-term since there is much uncertainty around the world about the underlying health of the global economy. The Fed has been deliberate if nothing else in raising rates and we don’t believe the Fed will err on the side of moving too early given it doesn’t want to make a mistake that would erase so much of what it has been trying to accomplish over the past few years.

Overall, we’re feeling better about the U.S. economic backdrop, especially relative to other parts of the globe and the reach for safety and yield is driving flows into domestic markets. This should result in money seeking out higher quality investments here in the U.S. and we would hope to capitalize on this pendulum swinging in the Fund’s favor. Valuations in general are reasonable, access to capital is wide open again and companies are aggressively returning cash to shareholders via share buybacks and dividends. The caveat is that markets are hitting all-time highs and it’s probably not prudent to chase after this bull market that has now entered its seventh year. Rather, we believe we should look for intermittent pullbacks to put money to work, and that’s exactly what we’re hoping to do for the upcoming fiscal year.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investments.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. These and other risks are more fully described in the Fund’s prospectus. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s view is subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Waddell & Reed Advisors Accumulative Fund’s performance.

8	ANNUAL REPORT	2016

PORTFOLIO HIGHLIGHTS	ACCUMULATIVE FUND

ALL DATA IS AS OF JUNE 30, 2016 (UNAUDITED)

Asset Allocation

Stocks	94.5%
Health Care	19.8%
Consumer Discretionary	17.6%
Consumer Staples	16.4%
Information Technology	13.7%
Financials	9.9%
Industrials	7.7%
Energy	6.3%
Materials	1.8%
Utilities	0.9%
Telecommunication Services	0.4%
Purchased Options	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.5%

Lipper Rankings

Category: Lipper Multi-Cap Core Funds	Rank	Percentile
1 Year	464/709	66
3 Year	73/621	12
5 Year	239/547	44
10 Year	144/354	41

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Microsoft Corp.	Information Technology	Systems Software
Allergan plc	Health Care	Pharmaceuticals
Walt Disney Co. (The)	Consumer Discretionary	Movies & Entertainment
Comcast Corp., Class A	Consumer Discretionary	Cable & Satellite
General Electric Co.	Industrials	Industrial Conglomerates
Union Pacific Corp.	Industrials	Railroads
Shire Pharmaceuticals Group plc ADR	Health Care	Pharmaceuticals
JPMorgan Chase & Co.	Financials	Other Diversified Financial Services
Procter & Gamble Co. (The)	Consumer Staples	Household Products

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2016	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	ACCUMULATIVE FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 6-30-16	-9.49%	-8.41%	-4.97%	-3.81%
5-year period ended 6-30-16	8.77%	8.55%	8.97%	10.33%
10-year period ended 6-30-16	5.99%	5.63%	5.56%	6.91%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

10	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	ACCUMULATIVE FUND (in thousands)

JUNE 30, 2016

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel Retail – 0.7%
Limited Brands, Inc.	145	$9,734

Apparel, Accessories & Luxury Goods – 1.4%
lululemon athletica, Inc. (A)(B)	125	9,233
Under Armour, Inc., Class A (A)	165	6,621
Under Armour, Inc., Class C (A)	111	4,032

		19,886

Broadcasting – 1.2%
CBS Corp., Class B	320	17,421

Cable & Satellite – 1.7%
Comcast Corp., Class A	375	24,446

Casinos & Gaming – 0.1%
Penn National Gaming, Inc. (A)	130	1,813

Footwear – 0.8%
NIKE, Inc., Class B (B)	150	8,280
Skechers USA, Inc. (A)	80	2,378

		10,658

Home Improvement Retail – 0.9%
Home Depot, Inc. (The)	100	12,769

Hotels, Resorts & Cruise Lines – 0.3%
Norwegian Cruise Line Holdings Ltd. (A)	115	4,590

Internet Retail – 1.2%
Amazon.com, Inc. (A)(B)	10	7,156
TripAdvisor, Inc. (A)	140	9,002

		16,158

Leisure Facilities – 1.3%
Vail Resorts, Inc.	130	17,970

Movies & Entertainment – 2.8%
AMC Entertainment Holdings, Inc., Class A	185	5,108
Twenty-First Century Fox, Inc., Class A	375	10,144
Walt Disney Co. (The)	250	24,455

		39,707

Restaurants – 5.2%
McDonalds Corp.	168	20,157
Panera Bread Co., Class A (A)	80	16,955
Starbucks Corp.	300	17,136
YUM! Brands, Inc. (B)	235	19,486

		73,734

Total Consumer Discretionary – 17.6%		248,886
Consumer Staples

Brewers – 1.3%
Anheuser-Busch InBev S.A. ADR (B)	135	17,777

Food Distributors – 0.5%
U.S. Foods Holding Corp. (A)	300	7,272

COMMON STOCKS (Continued)	Shares	Value
Food Retail – 0.5%
Whole Foods Market, Inc.	240	$7,685

Household Products – 2.0%
Church & Dwight Co., Inc.	65	6,688
Procter & Gamble Co. (The)	260	22,014

		28,702

Hypermarkets & Super Centers – 1.6%
Costco Wholesale Corp. (B)	140	21,986

Packaged Foods & Meats – 7.0%
Blue Buffalo Pet Products, Inc. (A)	150	3,501
General Mills, Inc.	155	11,055
Hain Celestial Group, Inc. (The) (A)	210	10,447
Hershey Foods Corp. (B)	110	12,478
Kellogg Co.	140	11,431
Kraft Foods Group, Inc.	180	15,926
Lance, Inc.	115	3,897
Mead Johnson Nutrition Co.	205	18,604
Mondelez International, Inc., Class A	250	11,378

		98,717

Soft Drinks – 2.7%
Coca-Cola Co. (The)	430	19,492
PepsiCo, Inc.	175	18,539

		38,031

Tobacco – 0.8%
Philip Morris International, Inc.	110	11,189

Total Consumer Staples – 16.4%		231,359
Energy

Integrated Oil & Gas – 1.5%
Exxon Mobil Corp.	225	21,092

Oil & Gas Equipment & Services – 2.5%
Halliburton Co. (B)	390	17,663
Schlumberger Ltd.	225	17,793

		35,456

Oil & Gas Exploration & Production – 2.3%
ConocoPhillips	500	21,800
Noble Energy, Inc.	300	10,761

		32,561

Total Energy – 6.3%		89,109
Financials

Diversified Banks – 2.6%
Bank of America Corp.	1,100	14,597
Wells Fargo & Co.	465	22,009

		36,606

Investment Banking & Brokerage – 1.5%
Goldman Sachs Group, Inc. (The) (B)	85	12,629
Morgan Stanley	367	9,522

		22,151

COMMON STOCKS (Continued)	Shares	Value
Multi-Line Insurance – 1.3%
American International Group, Inc.	350	$18,512

Other Diversified Financial Services – 2.9%
Citigroup, Inc.	440	18,651
JPMorgan Chase & Co.	355	22,060

		40,711

Regional Banks – 1.6%
PNC Financial Services Group, Inc. (The)	175	14,243
Signature Bank (A)	65	8,120

		22,363

Total Financials – 9.9%		140,343
Health Care

Biotechnology – 7.0%
ACADIA Pharmaceuticals, Inc. (A)	345	11,199
Alexion Pharmaceuticals, Inc. (A)	80	9,341
Biogen, Inc. (A)	60	14,509
BioMarin Pharmaceutical, Inc. (A)	120	9,336
Celgene Corp. (A)	100	9,863
Gilead Sciences, Inc.	225	18,769
Incyte Corp. (A)	125	9,998
Vertex Pharmaceuticals, Inc. (A)	190	16,344

		99,359

Health Care Equipment – 1.3%
DexCom, Inc. (A)	105	8,329
Edwards Lifesciences Corp. (A)(B)	105	10,472
EndoChoice Holdings, Inc. (A)	60	294

		19,095

Health Care Facilities – 1.3%
Acadia Healthcare Co., Inc. (A)	178	9,880
Universal Health Services, Inc., Class B	60	8,046

		17,926

Health Care Services – 0.2%
Diplomat Pharmacy, Inc. (A)	80	2,800

Health Care Technology – 1.0%
Cerner Corp. (A)	240	14,064

Pharmaceuticals – 9.0%
Allergan plc (A)(B)	110	25,420
Aratana Therapeutics, Inc. (A)	80	505
Bristol-Myers Squibb Co.	260	19,123
Jazz Pharmaceuticals plc (A)	150	21,196
Pfizer, Inc.	400	14,084
Revance Therapeutics, Inc. (A)	240	3,264
Shire Pharmaceuticals Group plc ADR	120	22,090
Teva Pharmaceutical Industries Ltd. ADR (B)	420	21,097

		126,779

Total Health Care – 19.8%		280,023

2016	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS	ACCUMULATIVE FUND (in thousands)

JUNE 30, 2016

COMMON STOCKS (Continued)	Shares	Value
Industrials

Aerospace & Defense – 0.6%
Rockwell Collins, Inc.	105	$8,940

Air Freight & Logistics – 0.9%
FedEx Corp.	85	12,901

Construction Machinery & Heavy Trucks – 0.4%
Westinghouse Air Brake Technologies Corp.	90	6,321

Industrial Conglomerates – 1.7%
General Electric Co. (C)	755	23,767

Railroads – 4.0%
Canadian Pacific Railway Ltd. (B)	101	12,982
Kansas City Southern	230	20,721
Union Pacific Corp. (B)	260	22,685

		56,388

Trading Companies & Distributors – 0.1%
Beacon Roofing Supply, Inc. (A)	24	1,108

Total Industrials – 7.7%		109,425
Information Technology

Communications Equipment – 1.1%
Cisco Systems, Inc.	550	15,779

Data Processing & Outsourced Services – 2.0%
MasterCard, Inc., Class A	90	7,925
Visa, Inc., Class A (B)	275	20,397

		28,322

Internet Software & Services – 2.3%
Facebook, Inc., Class A (A)	150	17,142
Shopify, Inc., Class A (A)	220	6,767
Twitter, Inc. (A)	530	8,963

		32,872

COMMON STOCKS (Continued)	Shares	Value
Semiconductors – 3.2%
Intel Corp.	435	$14,268
NXP Semiconductors N.V. (A)	185	14,493
Texas Instruments, Inc.	260	16,289

		45,050

Systems Software – 2.5%
Microsoft Corp. (B)	685	35,051

Technology Hardware, Storage & Peripherals – 2.6%
Apple, Inc.	380	36,328

Total Information Technology – 13.7%		193,402
Materials

Specialty Chemicals – 1.8%
Ecolab, Inc.	50	5,930
Sherwin-Williams Co. (The) (B)	65	19,089

		25,019

Total Materials – 1.8%		25,019
Telecommunication Services

Alternative Carriers – 0.4%
Zayo Group Holdings, Inc. (A)	230	6,424

Total Telecommunication Services – 0.4%		6,424
Utilities

Electric Utilities – 0.9%
Duke Energy Corp.	145	12,439

Total Utilities – 0.9%		12,439

TOTAL COMMON STOCKS – 94.5%		$1,336,429
(Cost: $1,196,299)

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Value
Hershey Foods Corp.,
Call $100.00, Expires 7–15–16	350	$501
Limited Brands, Inc.,
Call $95.50, Expires 8–19–16	250	1
MasterCard, Inc., Class A,
Call $100.00, Expires 7–15–16	150	—	*
Procter & Gamble Co. (The),
Call $85.00, Expires 8–19–16	175	22

TOTAL PURCHASED OPTIONS – 0.0%		$524
(Cost: $117)

SHORT-TERM SECURITIES	Principal
Commercial Paper (D) – 1.8%
Archer Daniels Midland Co.,
0.400%, 7–22–16	$5,000	4,999
Army & Air Force Exchange Service,
0.360%, 7–14–16	5,000	4,999
J.M. Smucker Co. (The),
0.620%, 7–6–16	4,000	4,000
Kroger Co. (The),
0.600%, 7–5–16	5,000	4,999
Northern Illinois Gas Co.,
0.420%, 7–1–16	5,681	5,681

		24,678

Master Note – 0.2%
Toyota Motor Credit Corp.,
0.590%, 7–6–16 (E)	2,993	2,993

TOTAL SHORT-TERM SECURITIES – 2.0%		$27,671
(Cost: $27,672)

TOTAL INVESTMENT SECURITIES – 96.5%		$1,364,624
(Cost: $1,224,088)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 3.5%		49,493

NET ASSETS – 100.0%		$1,414,117

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $85,590 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(C)	All or a portion of securities with an aggregate value of $1,024 have been pledged as collateral on open futures contracts.

(D)	Rate shown is the yield to maturity at June 30, 2016.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2016. Date shown represents the date that the variable rate resets.

12	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	ACCUMULATIVE FUND (in thousands)

JUNE 30, 2016

The following futures contracts were outstanding at June 30, 2016 (contracts unrounded):

Description	Type	Expiration Date	Number of Contracts	Value	Unrealized Depreciation
E-mini S&P 500 Index	Short	9–16–16	140	$(14,631)	$(190)

The following written options were outstanding at June 30, 2016 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
Allergan plc	N/A	Call	100	July 2016	$250.00	$35	$(18)
Alphabet, Inc., Class C	N/A	Put	100	July 2016	665.00	47	(25)
	N/A	Put	50	July 2016	630.00	26	(23)
Amazon.com, Inc.	N/A	Put	50	July 2016	675.00	30	(32)
	N/A	Put	50	July 2016	620.00	29	(31)
	N/A	Call	50	July 2016	790.00	45	(38)
	N/A	Call	50	July 2016	800.00	26	(30)
Anheuser-Busch InBev S.A. ADR	N/A	Put	150	July 2016	125.00	30	(8)
	N/A	Call	200	July 2016	130.00	37	(66)
	N/A	Call	150	August 2016	135.00	39	(50)
Canadian Pacific Railway Ltd.	N/A	Put	200	July 2016	125.00	37	(28)
	N/A	Put	100	July 2016	130.00	22	(33)
	N/A	Call	100	July 2016	130.00	16	(21)
	N/A	Put	100	September 2016	130.00	88	(75)
	N/A	Call	150	September 2016	155.00	19	(8)
Celgene Corp.	Societe Generale Bank	Put	300	July 2016	94.50	25	(20)
Costco Wholesale Corp.	N/A	Call	100	August 2016	157.50	32	(31)
	N/A	Put	100	October 2016	135.00	20	(13)
	N/A	Call	100	October 2016	165.00	21	(27)
	N/A	Call	150	January 2017	175.00	16	(27)
Edwards Lifesciences Corp.	N/A	Call	150	July 2016	105.00	19	(7)
FedEx Corp.	N/A	Put	150	July 2016	152.50	21	(31)
	N/A	Put	150	July 2016	148.00	30	(23)
	N/A	Put	12	August 2016	140.00	1	(1)
Goldman Sachs Group, Inc. (The)	N/A	Call	100	July 2016	162.50	12	(4)
Halliburton Co.	N/A	Call	400	July 2016	46.50	27	(41)
Hershey Foods Corp.	N/A	Call	475	July 2016	110.00	20	(262)
Home Depot, Inc. (The)	N/A	Put	200	August 2016	121.00	17	(17)
Limited Brands, Inc.	N/A	Put	250	August 2016	78.00	48	(297)
lululemon athletica, Inc.	N/A	Put	300	September 2016	57.50	32	(19)
	N/A	Call	200	September 2016	85.00	15	(23)
MasterCard, Inc., Class A	N/A	Put	150	July 2016	90.00	10	(42)
McDonalds Corp.	N/A	Put	175	August 2016	120.00	50	(50)
Microsoft Corp.	N/A	Call	350	September 2016	55.00	23	(20)
NXP Semiconductors N.V.	N/A	Put	200	July 2016	85.00	20	(139)
Procter & Gamble Co. (The)	N/A	Put	175	August 2016	75.00	12	(4)
Schlumberger Ltd.	N/A	Put	150	July 2016	76.50	10	(4)
Sherwin-Williams Co. (The)	N/A	Call	100	August 2016	310.00	23	(31)
	N/A	Call	100	September 2016	330.00	20	(9)
Shire Pharmaceuticals Group plc ADR	N/A	Put	150	July 2016	175.00	31	(24)
Union Pacific Corp.	N/A	Call	200	July 2016	88.50	12	(10)
	N/A	Put	200	July 2016	82.50	16	(7)
	N/A	Call	200	August 2016	92.00	16	(18)
Visa, Inc., Class A	N/A	Put	200	July 2016	72.50	15	(32)
	N/A	Call	200	July 2016	81.50	17	(6)
Whole Foods Market, Inc.	N/A	Put	200	July 2016	32.00	10	(12)
YUM! Brands, Inc.	N/A	Call	150	July 2016	87.50	14	(8)

						$1,181	$(1,745)

2016	ANNUAL REPORT	13

SCHEDULE OF INVESTMENTS	ACCUMULATIVE FUND (in thousands)

JUNE 30, 2016

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2016. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$1,336,429	$—	$—
Purchased Options	523	1	—
Short-Term Securities	—	27,671	—
Total	$1,336,952	$27,672	$—

Liabilities
Futures Contracts	$190	$—	$—
Written Options	$1,305	$440	$—

During the year ended June 30, 2016, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

OTC = Over the Counter

See Accompanying Notes to Financial Statements.

14	ANNUAL REPORT	2016

MANAGEMENT DISCUSSION	ASSET STRATEGY FUND

(UNAUDITED)

Michael L. Avery

Chace Brundige

Cynthia P. Prince-Fox

Below, Michael L. Avery, Cynthia P. Prince-Fox and Chace Brundige, CFA, portfolio managers of Waddell & Reed Advisors Asset Strategy Fund, discuss positioning, performance and results for the fiscal year ended June 30, 2016. Mr. Avery has managed the Fund for 19 years and has 37 years of industry experience. Mr. Avery retired from the firm effective June 30, 2016. Ms. Prince-Fox and Mr. Brundige became portfolio managers on the Fund on August 4, 2014. Ms. Prince-Fox has 33 years of industry experience and Mr. Brundige has 23 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2016
Asset Strategy Fund (Class A shares at net asset value)	–10.59%
Asset Strategy Fund (Class A shares including sales charges)	–15.71%
Benchmark(s) and/or Lipper Category
S&P 500 Index	3.99%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Barclays U.S. Aggregate Bond Index	6.00%
(generally reflects the performance of most U.S.-traded investment grade bonds)
Barclays U.S. Treasury Bills: 1-3 Month Index	0.14%
(generally reflects the performance of investment-grade Treasury bills, representing cash)
Lipper Alternative Global Macro Funds Universe Average	–2.65%
(generally reflects the performance of the universe of funds with similar investment objectives)

Multiple indexes are shown because the Fund invests in multiple asset classes.

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

An environment of uncertainty, volatility

Fear seemed to be the operative word in global equity, fixed income and currency markets, with significant volatility throughout the fiscal year. That volatility came to a head in August 2015 after the Chinese yuan devaluation, again in January 2016 following the U.S. Federal Reserve (Fed) 0.25 percentage point interest rate hike, and after the June 23 referendum in the U.K. in which voters approved a proposal to leave the European Union — the so-called “Brexit.”

It is impossible to fully know the amount of leverage amassed in the global financial system, although we know there has been massive buildup in debt on emerging market country balance sheets — corporates and sovereigns alike. We think this is not a great recipe and we believe the magnitude of the global impact is one of the most important questions facing investors today. Growth scares such as those seen during the fiscal year typically gain potency in a highly levered, low-growth world.

The U.S. Treasury 10-year yield began the fiscal year near its 2015 peak at around 2.35%, fell to about 1.66% in February 2016, recovered somewhat and then declined further, ending the fiscal year at 1.47%. In equities, the S&P 500 Index started the fiscal year at 2063 and was at 2099 on June 30, but had four swings of more than 10% in between.

The U.S. dollar continued the strengthening trend that began mid-2014 through most of the first half of the fiscal year, rallying broadly against developed market currencies. By the end of 2015, however, it began a softer trend that continued until May. The yen was on a rallying trend in the second half of the fiscal year, despite the Bank of Japan moving to a negative interest rate policy in January with the intent of weakening the currency. The euro moved off its lows of November 2015 and onto a slightly stronger, but volatile trajectory during the second half of the fiscal year, even as the European Central Bank (ECB) continued to cut rates and expand its quantitative easing (QE) facility. In March, the ECB announced its Corporate Sector Purchase Program — moving beyond suppression of the “risk-free” rate in the euro and into compression of credit spreads. The euro lost ground after the Brexit vote, based on uncertainty about what the U.K.’s departure would mean for Europe’s broader economy. The U.S. dollar also broadly rose versus emerging market currencies during the first half of the fiscal year, although there was some easing in that trade beginning in the first quarter of 2016. By the second quarter of 2016, it had begun to reaccelerate, with commodity currencies bearing the brunt of the move. If the dollar continues to appreciate, we believe China could devalue its currency again.

2016	ANNUAL REPORT	15

MANAGEMENT DISCUSSION	ASSET STRATEGY FUND

(UNAUDITED)

Commodity prices were broadly softer in the first half of the fiscal year and began to stabilize in the second half, although they again were more volatile leading up to the Brexit vote. West Texas Intermediate crude oil prices (the U.S. benchmark) found a floor, closing below $27 in February then rebounding above $51 in June on reduced supply expectations and continued demand growth. Inflation expectations continue to look well contained, although the consumer price index has trended slightly higher because of energy and, to a lesser extent, rents.

Fed funds futures had an interest rate hike priced in from the Fed during the first half of the fiscal year, although the odds were lower after Greece’s “No” vote in its July 2015 referendum on austerity and debt relief, and following the market correction after China’s yuan devaluation. In spite of increasingly volatile markets, the Fed raised its base rate by 0.25% at its December 2015 meeting and prompted market speculation about when the next rate hike would follow. That speculation eased during the first quarter weakness and nearly disappeared after the Brexit vote. As of the end of the fiscal year, markets had completely priced out a July rate hike and put the odds of rates going higher at less than 25% until at least the second half of 2017.

Global growth came in around 3.2% in 2015 and we expect it to be slightly below that in 2016 at 3.0%. We think gross domestic product (GDP) in emerging market economies will continue to outpace that of the developed world, growing 3.5-4.0%. The U.S. is likely to continue to lead developed economies, although at what we think will be an anemic 2.0% annual rate. Growth in the Eurozone is likely to remain positive in 2016, slightly above 1%, and Japan barely so; our forecast for Japan’s GDP is 0.3%. Neither region has been able to show much acceleration in growth despite monetary accommodation and now have the added headwinds of consequences from Brexit in Europe and a rallying currency coupled with soft domestic demand in Japan. The expectation at the end of the fiscal year was that Japan during the summer would likely announce some sort of fiscal stimulus package, such as “helicopter money,” meaning central bank funding of government spending. We believe the ongoing trends of slower growth and rising debt will continue to magnify the effects of slight changes in the markets’ assumptions for global growth.

Cautious approach to the year

The Fund reported a negative return for the fiscal year while its all-equities S&P 500 Index benchmark showed a positive return. The Fund’s return also was below the negative return of its Lipper peer group average. While we are particularly disappointed with these results we are confident in our investment process and believe our long-term results will continue to bear out over time.

As the fiscal year began, we maintained a somewhat cautious outlook on the markets. This was broadly based on the belief that we remained in a challenging environment of global overcapacity and low demand as well as uncertainty on how markets would react to the potential for higher rates. We continued the process of increasing exposure to the U.S. since we believed it was the best relatively positioned region globally.

Areas of focus during the year included: better-positioned U.S. consumers with cleaner balance sheets, the benefit to consumers of lower energy prices and an improving labor market; an improving housing market helped by marginally improved confidence among Millennials; growing numbers of emerging market consumers and where their money would be spent; and technology that provided companies with improving efficiencies and productivity and certain vendors with improved long-term returns afforded by the Cloud model.

Beginning in the summer of 2015, global growth fears began to crystalize and had a negative impact on the Fund, which had both direct and indirect exposure to emerging markets (albeit lower than one year prior). We began to position the Fund more defensively in response to some of these market gyrations and fears about the timing of the Fed’s rate hike by increasing our weighting in cash and U.S. Treasuries.

Our weighting in U.S. Treasury-related securities averaged around 8% during the fiscal year based on our desire for a more liquid portfolio (in addition to owning cash and gold bullion) and assets that provided a yield. Taken together, our allocation to Treasuries was a small detractor from performance during the year.

Our cash allocation averaged about 20% during the year, which reduced relative performance when equity markets rebounded during the fourth quarter of 2015 and bounced off the mid-February trough to rally through the end of the fiscal year.

Gold has been a long-term holding in the Fund and one that we view as a currency with a stable “printing press,” especially relative to those fiat currencies we may seek to hedge. We began the fiscal year with a reduced 3% gold bullion position as we grew concerned about the effects of the potential for rising bond yields and the end of QE in the U.S. We increased our allocation in early 2016; to us, the large fluctuations within the market were evidence of global growth concerns and potential for an eventual increase in money printing. Increasing talk of the use of “helicopter money” globally during the second half of the fiscal year underscored that point. In the portfolio, gold had an average weight of just over 4% and was the highest contributing asset class to performance for the fiscal year.

16	ANNUAL REPORT	2016

The Fund averaged just over 50% in equities during the fiscal year. Relative to the index, the names in the Fund that detracted from performance for the year were primarily in the consumer discretionary, energy, and information technology sectors. As we repositioned the Fund to be more defensive, we reduced some of our exposure to names in these sectors where we had less confidence in their ability to withstand what we considered a shaky environment while tilting our energy weighting toward low-cost producers and service companies and away from the more defensive downstream segment, i.e. refiners. We maintained exposure to companies that we believe have stronger prospects for growth. We also increased our exposure to companies closely tied to the domestic economy, which had been oversold.

We continue to suffer from the emphasis on low-volatility strategies and the outperformance of “bond proxies” within U.S. equities — those stocks most-correlated with the 10-year Treasury yield. Those stocks have attained relative valuations rarely seen in history while their growth counterparts have become cheap in comparison. We are hesitant to capitulate and believe the relative tailwind these stocks have felt is unlikely to continue indefinitely. We see greater relative value in solid growth stocks with attractive free cash flow yields.

Several of the Fund’s private investments were detractors from relative performance versus the benchmark index. In addition, debt and equity positions in one investment were sold in fourth-quarter 2015 and another position was sold in first-quarter 2016. The total value of the remaining private securities represented 6.3% of net assets in the Fund at June 30, 2016.

During the year, we opportunistically employed hedging strategies in response to expected market volatility. That protection was helpful to relative performance during the large market selloffs in August 2015 and early 2016. During the balance of first-quarter 2016, we wound down most of those strategies. We believe defensive positioning through derivatives is currently expensive on a historical basis. Instead, we have chosen to add liquidity to the portfolio through our allocations to cash, U.S. Treasuries, and gold which we look to opportunistically reinvest in the market as pullbacks occur.

Central bank policy risk

Looking ahead, we think the unintended consequences associated with global central bank policies are a primary risk for the markets and we expect to see increased volatility as central bankers attempt to reconcile a number of uncertainties. Those headwinds include a relatively stronger U.S. economy, but concern regarding the timing of additional rate hikes; the fading effects of easier monetary policy combined with slow growth and mounting global leverage, the uncertainty related to the Brexit negotiations and potential contagion from that event into the remaining EU countries, and China’s growth prospects — although that country’s economic data have solidified somewhat recently in response to fiscal policy changes to stimulate investment areas within infrastructure, accompanied by renewed debt expansion.

We believe these headwinds will present a challenge to top-line growth for industries and companies. As such, we remain focused on where in the world we think growth will occur. Many of our holdings from last year remain core holdings in 2016. Our highest conviction names fall into the secular growth category with strong balance sheets that offer optionality of share repurchases, dividends, or acquisitions, along with certain cyclical energy companies.

Emerging market consumers have had a prominent role within the portfolio since the financial crisis — particularly in China — and we continue to believe in their long-term growth as the rise in discretionary income is likely to continue to eclipse that of their developed market counterparts. However, we believe the growth rate for consumption will be slower and, from here, more dependent on structural reforms. In addition, multinationals are seeing increased competition from local companies as quality improves.

Absent a perceived policy mistake (monetary or fiscal) or global shock, the search for yield in a low and negative interest rate environment around the globe likely persists. Equity markets could continue to experience volatility as “safety” outperforms and funds flow to fixed income strategies and, within equities, from active to passive strategies. Meanwhile, U.S. bond markets are contending with an influx of foreign flows given desirable yields relative to the rest of the world. The U.S. Treasury 10-year hit a record low yield at the end of June. To us, the spread compression in fixed income in such a backdrop is an indication of overvalue. As a result, equities continue to have the largest weighting within the Fund, albeit at lower levels than a year ago. As a portfolio distinguished by its flexibility to make larger, high-conviction allocations when warranted, we can’t help but be wary of the stubbornly persistent headwinds facing the global economy and capital markets.

We recognize our relatively more defensive allocation in the face of rising equity markets may frustrate some shareholders. The increased number of market and economic risks suggest caution as a prudent guide, but we remain ready to act at such time when those risks and rewards become more balanced. The Fund changes as the market environment in which we invest changes; it is the hallmark of our flexibility. What remains steadfast is the process we utilize to manage investor money.

2016	ANNUAL REPORT	17

MANAGEMENT DISCUSSION	ASSET STRATEGY FUND

(UNAUDITED)

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may allocate from 0 to 100% of its assets between stocks, bonds and short-term instruments of issuers around the globe and in investments with exposure to various foreign countries. The Fund may also invest in precious metals.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

Fixed-income securities are subject to interest-rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

The Fund may focus its investments in certain regions or industries, thereby increasing its potential vulnerability to market volatility.

The Fund may seek to hedge market risk on various securities, manage and/or increase exposure to certain securities, companies, sectors, markets, foreign currencies and/or precious metals and seek to hedge certain event risks on positions held by the Fund via the use of derivative instruments. Such investments involve additional risks, as the fluctuations in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived.

Investing in commodities is generally considered speculative because of the significant potential for investment loss due to cyclical economic conditions, sudden political events, and adverse international monetary policies. Markets for commodities are likely to be volatile and the Fund may pay more to store and accurately value its commodity holdings than it does with the Fund’s other holdings.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Asset Strategy Fund’s performance.

18	ANNUAL REPORT	2016

PORTFOLIO HIGHLIGHTS	ASSET STRATEGY FUND

ALL DATA IS AS OF JUNE 30, 2016 (UNAUDITED)

Asset Allocation

Stocks	49.8%
Information Technology	10.3%
Consumer Discretionary	8.9%
Health Care	8.6%
Consumer Staples	6.3%
Financials	5.8%
Energy	5.5%
Industrials	3.0%
Materials	1.4%
Bullion (Gold)	6.8%
Purchased Options	0.0%
Bonds	19.5%
United States Government and Government Agency Obligations	14.7%
Corporate Debt Securities	4.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	23.9%

Lipper Rankings

Category: Lipper Alternative Global Macro Funds	Rank	Percentile
1 Year	301/331	91
3 Year	178/259	69
5 Year	92/171	54
10 Year	2/53	4

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	53.6%
United States	53.6%
Europe	10.1%
United Kingdom	6.3%
Other Europe	3.8%
Bullion (Gold)	6.8%
Pacific Basin	4.9%
Other	0.7%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Purchased Options	23.9%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Kraft Foods Group, Inc.	United States	Consumer Staples	Packaged Foods & Meats
Microsoft Corp.	United States	Information Technology	Systems Software
Halliburton Co.	United States	Energy	Oil & Gas Equipment & Services
Adobe Systems, Inc.	United States	Information Technology	Application Software
Home Depot, Inc. (The)	United States	Consumer Discretionary	Home Improvement Retail
Pfizer, Inc.	United States	Health Care	Pharmaceuticals
Intuit, Inc.	United States	Information Technology	Application Software
JPMorgan Chase & Co.	United States	Financials	Other Diversified Financial Services
Chipotle Mexican Grill, Inc., Class A	United States	Consumer Discretionary	Restaurants
Allergan plc	United States	Health Care	Pharmaceuticals

See your advisor or www.waddell.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2016	ANNUAL REPORT	19

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	ASSET STRATEGY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 6-30-16	-15.71%	-15.15%	-11.32%	-10.40%
5-year period ended 6-30-16	0.39%	0.41%	0.76%	1.89%
10-year period ended 6-30-16	5.07%	4.93%	4.84%	6.00%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

20	ANNUAL REPORT	2016

CONSOLIDATED SCHEDULE OF INVESTMENTS	ASSET STRATEGY FUND (in thousands)

JUNE 30, 2016

COMMON STOCKS	Shares		Value
Consumer Discretionary

Auto Parts & Equipment – 1.5%
Continental AG (A)	86		$16,293
Delphi Automotive plc	269		16,833

			33,126

Automobile Manufacturers – 0.4%
Suzuki Motor Corp. (A)	300		8,132

Cable & Satellite – 1.3%
Comcast Corp., Class A	449		29,264

Home Improvement Retail – 1.4%
Home Depot, Inc. (The) (B)	251		32,025

Internet Retail – 1.1%
Amazon.com, Inc. (C)	34		24,058

Leisure Facilities – 0.0%
Circuit of the Americas LLC, Class B (C)(D)	—	*	—

Leisure Products – 1.4%
Media Group Holdings LLC, Series H (C)(D)(E)(F)	73		3,637
Media Group Holdings LLC, Series I (C)(D)(E)(F)	43		14,876
Media Group Holdings LLC, Series T (C)(D)(E)(F)	9		12,180

			30,693

Movies & Entertainment – 0.0%
Delta Topco Ltd. (C)(E)	104,001		—	*

Restaurants – 1.4%
Chipotle Mexican Grill, Inc., Class A (C)	79		31,617

Tires & Rubber – 0.4%
Bridgestone Corp. (A)	302		9,690

Total Consumer Discretionary – 8.9%			198,605
Consumer Staples

Brewers – 1.2%
InBev N.V. (A)	195		25,747

Hypermarkets & Super Centers – 0.6%
Costco Wholesale Corp.	89		13,945

Packaged Foods & Meats – 2.0%
Kraft Foods Group, Inc.	489		43,222

Soft Drinks – 1.1%
Coca-Cola Co. (The)	545		24,714

Tobacco – 1.4%
ITC Ltd. (A)	1,081		5,918
Philip Morris International, Inc.	250		25,379

			31,297

Total Consumer Staples – 6.3%			138,925

COMMON STOCKS (Continued)	Shares	Value
Energy

Oil & Gas Equipment & Services – 2.8%
Halliburton Co. (B)	834	$37,767
Schlumberger Ltd.	315	24,926

		62,693

Oil & Gas Exploration & Production – 2.7%
Cabot Oil & Gas Corp.	103	2,656
EOG Resources, Inc.	301	25,118
Noble Energy, Inc.	692	24,808
Pioneer Natural Resources Co.	51	7,651

		60,233

Total Energy – 5.5%		122,926
Financials

Diversified Banks – 1.4%
Axis Bank Ltd. (A)	1,919	15,251
Banca Intesa S.p.A. (A)	6,297	11,993
Kabushiki Kaisha Mitsubishi Tokyo Financial Group (A)	787	3,529

		30,773

Life & Health Insurance – 1.3%
AIA Group Ltd. (A)	4,726	28,423

Other Diversified Financial Services – 2.6%
Citigroup, Inc. (B)	626	26,526
JPMorgan Chase & Co.	512	31,809

		58,335

Property & Casualty Insurance – 0.5%
Berkshire Hathaway, Inc., Class B (C)	80	11,626

Total Financials – 5.8%		129,157
Health Care

Biotechnology – 2.0%
Alexion Pharmaceuticals, Inc. (C)	129	15,046
Amgen, Inc.	190	28,836

		43,882

Health Care Equipment – 0.7%
Medtronic plc	170	14,768

Managed Health Care – 0.8%
Anthem, Inc.	137	17,994

Pharmaceuticals – 5.1%
Allergan plc (C)	130	30,146
Bristol-Myers Squibb Co.	274	20,123
Pfizer, Inc.	908	31,978
Shire Pharmaceuticals Group plc ADR	88	16,236
Teva Pharmaceutical Industries Ltd. ADR	324	16,265

		114,748

Total Health Care – 8.6%		191,392

COMMON STOCKS (Continued)	Shares	Value
Industrials

Aerospace & Defense – 1.2%
Lockheed Martin Corp. (B)	108	$26,703

Construction & Engineering – 0.7%
Larsen & Toubro Ltd. (A)	631	14,042

Industrial Conglomerates – 1.1%
General Electric Co.	795	25,033

Total Industrials – 3.0%		65,778
Information Technology

Application Software – 2.9%
Adobe Systems, Inc. (B)(C)	335	32,107
Intuit, Inc.	286	31,954

		64,061

Data Processing & Outsourced Services – 1.6%
FleetCor Technologies, Inc. (C)	74	10,649
Visa, Inc., Class A (B)	334	24,802

		35,451

Internet Software & Services – 2.4%
Alibaba Group Holding Ltd. ADR (C)	248	19,692
Alphabet, Inc., Class A (B)(C)	40	28,282
Facebook, Inc., Class A (C)	51	5,828

		53,802

IT Consulting & Other Services – 1.3%
Cognizant Technology Solutions Corp., Class A (C)	504	28,835

Semiconductors – 0.3%
Micron Technology, Inc. (C)	551	7,582

Systems Software – 1.8%
Microsoft Corp.	774	39,589

Total Information Technology – 10.3%		229,320
Materials

Diversified Metals & Mining – 0.8%
BHP Billiton plc (A)	553	7,003
Rio Tinto plc (A)	378	11,739

		18,742

Paper Products – 0.6%
International Paper Co.	304	12,875

Total Materials – 1.4%		31,617

TOTAL COMMON STOCKS – 49.8%		$1,107,720
(Cost: $1,126,627)

2016	ANNUAL REPORT	21

CONSOLIDATED SCHEDULE OF INVESTMENTS	ASSET STRATEGY FUND (in thousands)

JUNE 30, 2016

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Value
Facebook, Inc., Class A,
Call $130.00, Expires 7–15–16, OTC (Ctrpty: Deutsche Bank AG)	1,569	$4
NIKE, Inc., Class B,
Call $65.00, Expires 10–21–16, OTC (Ctrpty: Citibank N.A.)	5,015	108
Parker-Hannifin Corp.,
Call $125.00, Expires 8–19–16, OTC (Ctrpty: UBS AG)	785	14
PPG Industries, Inc.,
Call $125.00, Expires 8–19–16, OTC (Ctrpty: JPMorgan Chase Bank N.A.)	523	1
Union Pacific Corp.,
Call $92.50, Expires 8–19–16, OTC (Ctrpty: JPMorgan Chase Bank N.A.)	1,465	153

TOTAL PURCHASED OPTIONS – 0.0%		$280
(Cost: $1,670)

CORPORATE DEBT SECURITIES	Principal
Consumer Discretionary

Leisure Facilities – 0.1%
Circuit of the Americas LLC, Series D,
0.000%, 12–31–20 (D)(G)	$7,285	2,253

Movies & Entertainment – 4.7%
Delta Topco Ltd.,
10.000%, 11–24–60 (E)(H)	105,532	103,913

Total Consumer Discretionary – 4.8%		106,166

TOTAL CORPORATE DEBT SECURITIES – 4.8%		$106,166
(Cost: $111,618)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 0.0%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO:
5.500%, 3–15–23 (I)	113	7
5.500%, 10–15–25 (I)	892	108
5.500%, 5–15–33 (I)	475	90
6.000%, 11–15–35 (I)	353	79

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Federal National Mortgage Association Agency REMIC/CMO:
5.500%, 6–25–23 (I)	$223	$25
5.500%, 8–25–33 (I)	501	68
5.500%, 12–25–33 (I)	174	3
5.500%, 4–25–34 (I)	694	132
5.500%, 11–25–36 (I)	804	141
Government National Mortgage Association Agency REMIC/CMO,
5.500%, 7–20–35 (I)	310	69

		722

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.0%		$722
(Cost: $721)

UNITED STATES GOVERNMENT OBLIGATIONS

Treasury Inflation Protected Obligations – 1.2%
U.S. Treasury Notes:
0.125%, 4–15–21	8,904	9,125
0.625%, 1–15–26	16,477	17,354

		26,479

Treasury Obligations – 13.5%
U.S. Treasury Bonds:
2.250%, 11–15–25	42,443	45,306
2.875%, 8–15–45	27,163	30,509
3.000%, 11–15–45	22,907	26,362
2.500%, 2–15–46	24,336	25,364
U.S. Treasury Notes:
1.625%, 7–31–20	19,509	20,065
1.750%, 12–31–20 (B)	18,881	19,533
1.375%, 1–31–21 (B)	47,906	48,763
2.000%, 8–15–25	58,816	61,518
1.625%, 2–15–26	22,794	23,065

		300,485

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 14.7%		$326,964
(Cost: $313,083)

BULLION – 6.8%	Troy Ounces
Gold	115	152,243

(Cost: $141,109)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (J) – 19.0%
Baxter International, Inc.:
0.630%, 7–6–16	$5,000	$4,999
0.730%, 7–11–16	11,000	10,997
Becton Dickinson & Co.:
0.730%, 7–11–16	7,950	7,948
0.730%, 7–12–16	5,000	4,999
0.740%, 7–13–16	9,000	8,998
0.760%, 7–27–16	11,814	11,807
Bemis Co., Inc.,
0.710%, 7–8–16	5,000	4,999
BMW U.S. Capital LLC (GTD by BMW AG),
0.390%, 7–13–16	9,000	8,999
BorgWarner, Inc.:
0.700%, 7–6–16	10,000	9,999
0.670%, 7–12–16	10,000	9,998
Campbell Soup Co.,
0.750%, 7–21–16	13,000	12,994
Caterpillar Financial Services Corp. (GTD by Caterpillar, Inc.),
0.470%, 7–26–16	10,000	9,997
CVS Health Corp.,
0.630%, 7–1–16	10,000	10,000
DTE Energy Co. (GTD by Detroit Edison Co.),
0.750%, 7–18–16	15,530	15,524
Emerson Electric Co.,
0.410%, 7–8–16	5,000	5,000
GlaxoSmithKline Finance plc (GTD by GlaxoSmithKline plc),
0.390%, 7–14–16	7,000	6,999
Harley-Davidson Financial Services (GTD by Harley-Davidson Credit Corp.):
0.700%, 7–7–16	10,000	9,999
0.730%, 7–12–16	10,000	9,998
0.740%, 7–14–16	15,000	14,996
0.750%, 7–22–16	10,000	9,995
J.M. Smucker Co. (The),
0.620%, 7–6–16	7,000	6,999
John Deere Canada ULC (GTD by Deere & Co.):
0.390%, 7–11–16	10,000	9,999
0.470%, 7–26–16	8,000	7,997
John Deere Financial Ltd. (GTD by John Deere Capital Corp.),
0.490%, 8–3–16	15,000	14,993
Kellogg Co.,
0.700%, 7–1–16	6,000	6,000
Kroger Co. (The),
0.570%, 7–1–16	2,743	2,743
Malayan Banking Berhad (GTD by Wells Fargo Bank N.A.),
0.430%, 7–26–16	20,000	19,994
Mattel, Inc.,
0.730%, 7–11–16	15,000	14,997
McCormick & Co., Inc.,
0.600%, 7–5–16	10,000	9,999
Mondelez International, Inc.:
0.650%, 7–5–16	15,000	14,998
0.760%, 7–26–16	10,000	9,994

22	ANNUAL REPORT	2016

CONSOLIDATED SCHEDULE OF INVESTMENTS	ASSET STRATEGY FUND (in thousands)

JUNE 30, 2016

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (J) (Continued)
NBCUniversal Enterprise, Inc.,
0.750%, 7–20–16	$10,000	$9,996
Novartis Finance Corp. (GTD by Novartis AG),
0.360%, 7–1–16	10,000	10,000
Novartis Securities Investment Ltd. (GTD by Novartis AG),
0.480%, 8–9–16	7,000	6,996
River Fuel Co. #2, Inc. (GTD by Bank of Nova Scotia),
0.460%, 7–29–16	5,993	5,991
Rockwell Automation, Inc.,
0.630%, 7–11–16	9,000	8,998
Shell International Finance B.V. (GTD by Royal Dutch Shell plc):
0.510%, 7–1–16	5,000	5,000
0.320%, 7–11–16	14,000	13,999
United Technologies Corp.,
0.730%, 7–11–16	10,000	9,998
Virginia Electric and Power Co.:
0.660%, 7–7–16	9,000	8,999
0.650%, 7–21–16	10,000	9,996
0.660%, 8–2–16	5,000	4,997
W.W. Grainger, Inc.,
0.370%, 7–19–16	2,500	2,499

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (J) (Continued)
Washington Gas Light Co.,
0.400%, 7–21–16	$4,000	$3,999
Wisconsin Gas LLC:
0.470%, 7–7–16	7,500	7,499
0.430%, 7–11–16	7,000	6,999

		423,924

Master Note – 0.1%
Toyota Motor Credit Corp.,
0.590%, 7–6–16 (K)	2,394	2,394

Municipal Obligations – 1.0%
Los Angeles CA Muni Impvt Lease Rev Notes, Ser B-1 (Taxable),
0.420%, 7–14–16	2,535	2,535
Muni Impvt Corp. of Los Angeles, Lease Rev, Ser B-1 (Taxable), (GTD by Wells Fargo Bank N.A.),
0.420%, 7–14–16	11,265	11,265
NY Dormitory Auth, Rev Bonds (Long Island Univ), Ser 2006A-2 (GTD by TD Bank N.A.),
0.430%, 7–7–16 (K)	8,130	8,130

		21,930

SHORT-TERM SECURITIES (Continued)	Principal	Value
United States Government Agency Obligations – 3.5%
Overseas Private Investment Corp. (GTD by U.S. Government):
0.360%, 7–6–16 (K)	$10,046	$10,046
0.420%, 7–6–16 (K)	20,400	20,400
0.360%, 7–7–16 (K)	8,170	8,170
0.410%, 7–7–16 (K)	19,325	19,325
0.420%, 7–7–16 (K)	19,000	19,000

		76,941

TOTAL SHORT-TERM SECURITIES – 23.6%		$525,189
(Cost: $525,198)

TOTAL INVESTMENT SECURITIES – 99.7%		$2,219,284
(Cost: $2,220,026)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		6,823

NET ASSETS – 100.0%		$2,226,107

Notes to Consolidated Schedule of Investments

*	Not shown due to rounding.

(A)	Listed on an exchange outside the United States.

(B)	All or a portion of securities with an aggregate value of $2,151 are held in collateralized accounts for OTC derivatives collateral and is governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(C)	No dividends were paid during the preceding 12 months.

(D)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(E)	Restricted securities. At June 30, 2016, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Delta Topco Ltd.	1–23–12 to 6–15–12	104,001	$49,084	$—	*
Media Group Holdings LLC, Series H	8–29–13 to 10–31–13	73	50,896	3,637
Media Group Holdings LLC, Series I	4–23–13 to 11–8–13	43	23,835	14,876
Media Group Holdings LLC, Series T	7–2–13 to 1–23–15	9	19,593	12,180

		Principal
Delta Topco Ltd., 10.000%, 11–24–60	4–1–12 to 1–1–15	$105,532	106,431	103,913

			$249,839	$134,606

     The total value of these securities represented 6.0% of net assets at June 30, 2016.

(F)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund and consolidated as described in Note 6 of the Notes to Financial Statements.

(G)	Zero coupon bond.

(H)	Payment-in-kind bonds.

2016	ANNUAL REPORT	23

CONSOLIDATED SCHEDULE OF INVESTMENTS	ASSET STRATEGY FUND (in thousands)

JUNE 30, 2016

(I)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(J)	Rate shown is the yield to maturity at June 30, 2016.

(K)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2016. Date shown represents the date that the variable rate resets.

The following forward foreign currency contracts were outstanding at June 30, 2016:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	6,600	U.S. Dollar	8,890	7–25–16	State Street Global Markets	$103	$—
Euro	23,300	U.S. Dollar	25,884	7–25–16	State Street Global Markets	7	—

						$110	$—

The following written options were outstanding at June 30, 2016 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
Facebook, Inc., Class A	Deutsche Bank AG	Put	1,046	July 2016	$110.00	$213	$(60)
NIKE, Inc., Class B	Citibank N.A.	Put	4,012	October 2016	55.00	909	(1,125)
Parker-Hannifin Corp.	UBS AG	Put	523	August 2016	105.00	168	(141)
PPG Industries, Inc.	JPMorgan Chase Bank N.A.	Put	523	August 2016	105.00	115	(220)
Union Pacific Corp.	JPMorgan Chase Bank N.A.	Put	1,332	August 2016	82.50	356	(204)

						$1,761	$(1,750)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2016. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$133,797	$34,115	$30,693
Consumer Staples	107,260	31,665	—
Energy	122,926	—	—
Financials	69,961	59,196	—
Health Care	191,392	—	—
Industrials	51,736	14,042	—
Information Technology	229,320	—	—
Materials	12,875	18,742	—
Total Common Stocks	$919,267	$157,760	$30,693
Purchased Options	—	280	—
Corporate Debt Securities	—	2,253	103,913
United States Government Agency Obligations	—	722	—
United States Government Obligations	—	326,964	—
Bullion	152,243	—	—
Short-Term Securities	—	525,189	—
Total	$1,071,510	$1,013,168	$134,606
Forward Foreign Currency Contracts	$—	$110	$—

Liabilities
Written Options	$—	$1,750	$—

During the year ended June 30, 2016, securities totaling $282,730 were transferred from Level 1 to Level 2. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on June 30, 2016. Transfers out of Level 1 represent the values as of the beginning of the reporting period.

24	ANNUAL REPORT	2016

CONSOLIDATED SCHEDULE OF INVESTMENTS	ASSET STRATEGY FUND (in thousands)

JUNE 30, 2016

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Debt Securities
Beginning Balance 7–1–15	$183,480	$95,939
Net realized gain (loss)	(2,744)	—
Net change in unrealized appreciation (depreciation)	(107,673)	(1,620)
Purchases	—	9,594
Sales	(42,370)	—
Amortization/Accretion of premium/discount	—	—
Transfers into Level 3 during the period	—	—
Transfers out of Level 3 during the period	—	—
Ending Balance 6–30–16	$30,693	$103,913
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 6–30–16	$(108,637)	$(1,620)

Information about Level 3 fair value measurements:

	Fair Value at 6-30-16	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Assets

Common Stocks	$12,180	Discounted cash flows model	Long-term growth rate	2.50%
			Weighted average cost of capital	9.62 to 15.12%
			Illiquidity discount	10%
	14,876	Transaction	Price	$344
			Illiquidity discount	2.5 to 10%
	3,637	Discounted cash flows model	Long-term growth rate	2.5%
			Weighted average cost of capital	40%
			Illiquidity discount	10%
			Methodology Weighting	75%
		Discounted book value	Discount factor	24%
			Illiquidity discount	10%
			Methodology Weighting	25%

Corporate Debt Securities	103,913	Discounted cash flows model	Long-term growth rate	2.50%
			Weighted average cost of capital	9.62%
			Illiquidity discount	10%

Significant increases (decreases) in long-term growth rate inputs or transaction price could result in a higher (lower) fair value measurement. However, significant increases (decreases) in weighted average cost of capital, discount factors, or illiquidity discount inputs could result in a lower (higher) fair value measurement.

During the year ended June 30, 2016, securities totaling $17,019 changed valuation techniques from discounted cash flows model to a transaction approach. The change in valuation techniques is primarily due to the discounted cash flows model no longer reflecting current market participant assumptions.

During the year ended June 30, 2016, securities totaling $33,299 changed valuation techniques from discounted book value to a blended methodology of discounted cash flows model and discounted book value. The change in valuation techniques is primarily due to the blended methodology more closely reflecting current market participant assumptions.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipt

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

OTC = Over the Counter

REMIC = Real Estate Mortgage Investment Conduit

Country Diversification

(as a % of net assets)
United States	53.6%
United Kingdom	6.3%
India	1.7%
Ireland	1.4%

County Diversification (continued)

Hong Kong	1.3%
Belgium	1.2%
Japan	1.0%
Other Countries	2.8%
Other+	30.7%

+	Includes gold bullion, options, cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	25

MANAGEMENT DISCUSSION	CONTINENTAL INCOME FUND

(UNAUDITED)

Matthew A. Hekman

Below, Matthew A. Hekman, portfolio manager of the Waddell & Reed Advisors Continental Income Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2016. He has managed the Fund since 2014 and has 18 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2016
Waddell & Reed Advisors Continental Income Fund (Class A shares at net asset value)	–2.29%
Waddell & Reed Advisors Continental Income Fund (Class A shares including sales charges)	–7.94%
Benchmark(s) and/or Lipper Category
S&P 500 Index	3.99%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Barclays U.S. Government/Credit Index	6.70%
(generally reflects the performance of securities in the bond market)
Lipper Mixed-Asset Target Allocation Growth Funds Universe Average	–1.02%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees. Multiple indexes are presented because the Fund invests in multiple assets classes. The performance discussion below is at net asset value.

Key drivers

The fiscal year that ended June 30, 2016 was one that saw an increasing amount of volatility as investors grappled with a sluggish global growth environment; the beginning of an interest rate cycle embarked upon by the U.S. Federal Reserve (Fed), which created substantial fluctuations in global currency markets; ongoing geopolitical unrest in Eurasia and the Middle East; and persistent deflationary forces from the basic materials sector headlined by oil and base metals. As a result, longer term interest rates, while volatile, declined over the course of the period and traditionally defensive sectors of the equity market performed well.

The Fund underperformed its peers in the Lipper Mixed-Asset Target Allocation Growth universe, posting a loss of 2.29% over the fiscal year. Relative underperformance was a result of a higher allocation to equities, which underperformed fixed income; poor stock selection in the equity portfolio; a shorter duration position in the fixed-income portfolio relative to the Barclays U.S. Government/Credit Index benchmark; and the cost of S&P 500 Index (Fund’s equity benchmark) options used over the course of the period to protect against downside risk in the equity market. The Fund’s equity benchmark was up 3.99% for the fiscal year. The Fund’s fixed income benchmark was up 6.70% for the fiscal year.

Contributors and detractors over the period

The equity portfolio declined approximately over the past 12-month period, trailing the benchmark return due predominately to stock selection. In particular, equity positions in materials and energy drove poor relative performance. In addition, the Fund was underweight utilities and telecommunications, which were the best performing sectors in the index. The Fund’s relative underweight in financials, health care and energy was a positive contributor to relative performance. Strong stock selection in consumer staples and technology also had a positive impact.

The fixed-income portfolio advanced over the past 12-month period, which lagged the benchmark return due to the Fund’s shorter duration and poor performance in convertible bonds with exposure to the health care and energy sectors. The portfolio has long been short duration relative to its benchmark given the absolute low level of interest rates. The portfolio is substantially overweight credit given the good health of corporate balance sheets and abundant liquidity available within the financial system, which helped to mitigate the underperformance from duration but was unable to make up the entire shortfall.

Top contributors to Fund performance came from the technology, consumer staples and energy sectors. Specifically, equity positions in Amazon.com (no longer a holding), Broadcom Corp., Constellation Brands, McDonald’s Corp. (no longer a holding) and Newfield Exploration, in addition to holdings in Whiting Petroleum debt (no longer a holding) and Hess Corp. 8% convertible preferred stock were notable contributors.

In addition, equity positions in Johnson & Johnson, Crown Castle International Corp., Home Depot, Inc. and Medtronic plc. posted strong performance during the period. In most cases, we feel that the outlook for these companies continues to be promising. At Broadcom Corp., synergies from the Avago transaction coupled with strong demand for its products in wireless and cloud computing applications drive visible growth over the near term. At Constellation Brands, exceptional demand for its core beer portfolio and compelling gross margin expansion opportunities will continue to be a tailwind for

26	ANNUAL REPORT	2016

earnings growth. At Home Depot, ongoing improvement in the home repair and remodel market here in the U.S. coupled with an emphasis on cost management has produced very strong results that we believe will prove sustainable. At Hess Corp., ongoing cyclical improvement in the balance between supply and demand for oil and its derivative products has led to higher oil prices, strengthening the outlook for the company’s balance sheet and providing renewed optimism around the company’s new project potential which has and will continue to lead to a higher enterprise value over time. At Newfield Exploration, this same cyclical recovery in oil prices and renewed optimism around North American shale with particular emphasis on the cost-competitiveness of the company’s land position should lead to sustained cash flow growth in the years ahead, in our view.

Detractors to Fund performance included the use of derivatives during the fiscal period. In mid-February 2016, the Fund bought some downside protection in the form of S&P 500 puts to cover about 70% of the equity position. This protection was essentially insurance in case there were significant declines in the equity markets that would impact the Fund.

Other detractors to performance came from select holdings in the Fund’s equity and fixed-income portfolios. Equity detractors were Freeport-McMoRan, Energy Transfer Partners and Plains GP Holdings (no longer holdings), Citigroup Inc. and Williams Sonoma. Fixed-income investment detractors were A. Schulman 6% Convertible Preferred, Allergan Plc. 5.5% Convertible Preferred and Teva Pharmaceuticals 7% Convertible Preferred. Freeport-McMoRan, Energy Transfer Partners and Plains GP Holdings shares fell as global commodity prices declined due to oversupply and weak demand. Citigroup Inc. shares declined as anxiety over global growth built, yield curves fell and flattened and international credit conditions deteriorated. Williams Sonoma underperformed due to poor execution in its logistics business and a growing threat from online peers in the home furnishing space. A. Schulman’s enterprise value declined as global growth slowed and a recent acquisition proved to be poorly timed and poorly executed. Allergan and Teva Pharmaceuticals declined as uncertainty over health care regulation of merger and acquisition activity as well as drug pricing resulted in lower valuation multiples for the sector.

Outlook

With multiple economic and political crosswinds buffeting global asset markets, it seems volatility is likely to remain at an elevated level. The balanced strategy has been making adjustments over the past fiscal year in reaction to the growing risks to economic growth and potential economic disruption resulting from the dramatic decline in commodities and interest rates. The targeted equity allocation was reduced from 70% to 55% over that time period with the remaining allocated to fixed income and cash. In the end, asset markets tend to follow corporate earnings and cash flows and unfortunately, the trends and outlook there have been disappointing. The quarter ended June 30, 2016, which will be reported over the next several weeks, is expected to continue this downward trend. It’s this backdrop that explains the inability of risk markets to advance past their cycle-to-date peaks reached in the summer of 2015. It’s also this anemic growth environment, coupled with recessionary economic conditions in several emerging market countries that have motivated central bankers around the globe to pursue unprecedented levels of monetary stimulus including various forms of Quantitative Easing and negative interest rates. To date, these measures have failed to ignite economic growth and yet, the determination of the central banks has to be respected. While we continue to monitor macroeconomic forces and trends, we maintain an emphasis on finding high quality, growing companies whose securities are trading at a reasonable valuation with visible catalysts to drive relative outperformance over the next 12-month fiscal period. This approach has served investors well over time, and our confidence in it has not waned.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Continental Income Fund’s performance.

2016	ANNUAL REPORT	27

PORTFOLIO HIGHLIGHTS	CONTINENTAL INCOME FUND

ALL DATA IS AS OF JUNE 30, 2016 (UNAUDITED)

Asset Allocation

Stocks	52.1%
Health Care	13.5%
Information Technology	9.7%
Consumer Discretionary	7.1%
Financials	6.8%
Consumer Staples	5.5%
Energy	3.8%
Industrials	2.9%
Materials	2.3%
Telecommunication Services	0.5%
Purchased Options	0.0%
Bonds	32.0%
Corporate Debt Securities	31.2%
Loans	0.7%
United States Government and Government Agency Obligations	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	15.9%

Lipper Rankings

Category: Lipper Mixed-Asset Target Allocation Growth Funds	Rank	Percentile
1 Year	310/494	63
3 Year	192/457	42
5 Year	121/402	31
10 Year	22/308	8

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Carnival Corp.	Consumer Discretionary	Hotels, Resorts & Cruise Lines
Shire Pharmaceuticals Group plc ADR	Health Care	Pharmaceuticals
Comcast Corp., Class A	Consumer Discretionary	Cable & Satellite
Johnson & Johnson	Health Care	Pharmaceuticals
JPMorgan Chase & Co.	Financials	Other Diversified Financial Services
Crown Castle International Corp.	Financials	Specialized REITs
Allergan plc, Convertible Series A, 5.500%	Health Care	Pharmaceuticals
Mead Johnson Nutrition Co.	Consumer Staples	Packaged Foods & Meats
Broadcom Corp., Class A	Information Technology	Semiconductors
Teva Pharmaceutical Industries Ltd. ADR	Health Care	Pharmaceuticals

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

28	ANNUAL REPORT	2016

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	CONTINENTAL INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 6-30-16	-7.94%	-7.03%	-3.20%	-2.11%
5-year period ended 6-30-16	6.05%	5.95%	6.37%	7.61%
10-year period ended 6-30-16	6.35%	6.09%	6.02%	7.30%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2016	ANNUAL REPORT	29

SCHEDULE OF INVESTMENTS	CONTINENTAL INCOME FUND (in thousands)

JUNE 30, 2016

COMMON STOCKS	Shares	Value
Consumer Discretionary

Cable & Satellite – 1.5%
Comcast Corp., Class A	366	$23,827

Casinos & Gaming – 0.8%
Las Vegas Sands, Inc.	301	13,073

Home Improvement Retail – 0.8%
Home Depot, Inc. (The)	91	11,581

Homefurnishing Retail – 1.0%
Williams-Sonoma, Inc.	290	15,102

Hotels, Resorts & Cruise Lines – 1.9%
Carnival Corp.	649	28,686

Movies & Entertainment – 1.1%
Twenty-First Century Fox, Inc.	628	17,113

Total Consumer Discretionary – 7.1%		109,382
Consumer Staples

Brewers – 1.1%
Anheuser-Busch InBev S.A. ADR	129	17,026

Distillers & Vintners – 0.8%
Constellation Brands, Inc.	76	12,537

Packaged Foods & Meats – 3.6%
J.M. Smucker Co. (The)	108	16,445
Kraft Foods Group, Inc.	193	17,077
Mead Johnson Nutrition Co.	243	22,043

		55,565

Total Consumer Staples – 5.5%		85,128
Energy

Oil & Gas Equipment & Services – 1.1%
Schlumberger Ltd.	206	16,298

Oil & Gas Exploration & Production – 2.2%
Newfield Exploration Co. (A)	398	17,588
Noble Energy, Inc.	462	16,576

		34,164

Total Energy – 3.3%		50,462
Financials

Investment Banking & Brokerage – 1.0%
Morgan Stanley	573	14,897

Other Diversified Financial Services – 1.5%
JPMorgan Chase & Co. (B)	374	23,209

Regional Banks – 1.2%
PNC Financial Services Group, Inc. (The)	231	18,801

Specialized Finance – 1.2%
Intercontinental Exchange, Inc.	73	18,634

COMMON STOCKS (Continued)	Shares	Value
Specialized REITs – 1.5%
Crown Castle International Corp.	219	$22,163

Total Financials – 6.4%		97,704
Health Care

Biotechnology – 0.5%
Biogen, Inc. (A)	30	7,134

Health Care Equipment – 1.8%
DexCom, Inc. (A)	118	9,393
Medtronic plc	215	18,621

		28,014

Health Care Services – 0.8%
Laboratory Corp. of America Holdings (A)	98	12,701

Managed Health Care – 2.0%
Anthem, Inc.	137	17,941
UnitedHealth Group, Inc.	88	12,369

		30,310

Pharmaceuticals – 5.9%
Allergan plc (A)	73	16,893
Johnson & Johnson	193	23,375
Shire Pharmaceuticals Group plc ADR	153	28,127
Teva Pharmaceutical Industries Ltd. ADR	427	21,463

		89,858

Total Health Care – 11.0%		168,017
Industrials

Industrial Conglomerates – 1.0%
General Electric Co.	493	15,529

Railroads – 1.1%
Union Pacific Corp.	200	17,441

Total Industrials – 2.1%		32,970
Information Technology

Application Software – 1.0%
Autodesk, Inc. (A)	296	16,009

Communications Equipment – 1.1%
Harris Corp.	207	17,280

Data Processing & Outsourced Services – 0.8%
FleetCor Technologies, Inc. (A)	88	12,524

IT Consulting & Other Services – 1.2%
Cognizant Technology Solutions Corp., Class A (A)	325	18,609

Semiconductor Equipment – 1.1%
Applied Materials, Inc.	689	16,518

COMMON STOCKS (Continued)	Shares	Value
Semiconductors – 3.1%
Broadcom Corp., Class A	141	$21,945
Microchip Technology, Inc.	251	12,726
Texas Instruments, Inc.	205	12,818

		47,489

Systems Software – 0.9%
Symantec Corp.	638	13,096

Technology Hardware, Storage & Peripherals – 0.5%
Apple, Inc.	75	7,144

Total Information Technology – 9.7%		148,669
Materials

Diversified Chemicals – 1.3%
PPG Industries, Inc.	194	20,153

Paper Packaging – 0.1%
WestRock Co.	38	1,462

Paper Products – 0.4%
International Paper Co.	147	6,234

Total Materials — 1.8%		27,849

TOTAL COMMON STOCKS – 46.9%		$720,181
(Cost: $590,386)

PREFERRED STOCKS
Energy

Oil & Gas Exploration & Production – 0.5%
Hess Corp., 8.000%, Convertible	107	8,063

Total Energy – 0.5%		8,063
Financials

Diversified Banks – 0.1%
First Republic Bank, Series G, 5.500%	64	1,678

Other Diversified Financial Services – 0.3%
Citigroup, Inc., 6.300%	180	4,806

Total Financials – 0.4%		6,484
Health Care

Pharmaceuticals – 2.5%
Allergan plc, Convertible Series A, 5.500%	27	22,089
Teva Pharmaceutical Industries Ltd., Convertible, 7.000%	19	15,854

		37,943

Total Health Care – 2.5%		37,943

30	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	CONTINENTAL INCOME FUND (in thousands)

JUNE 30, 2016

PREFERRED STOCKS (Continued)	Shares	Value
Industrials

Environmental & Facilities Services – 0.8%
Stericycle, Inc., 5.250%	135	$11,229

Total Industrials – 0.8%		11,229
Materials

Commodity Chemicals – 0.5%
A. Schulman, Inc., Convertible, 6.000%	11	7,508

Total Materials – 0.5%		7,508
Telecommunication Services

Integrated Telecommunication Services – 0.5%
Frontier Communications Corp., Convertible Series A, 11.125%	86	8,158

Total Telecommunication Services – 0.5%		8,158

TOTAL PREFERRED STOCKS – 5.2%		$79,385
(Cost: $86,829)

PURCHASED OPTIONS	Number of Contracts (Unrounded)
S&P 500 Index,
Put $2,000.00, Expires 7–1–16	1,098	11

TOTAL PURCHASED OPTIONS – 0.0%		$11
(Cost: $2,935)

CORPORATE DEBT SECURITIES	Principal
Consumer Discretionary

Auto Parts & Equipment – 0.0%
Delphi Corp.,
5.000%, 2–15–23	$808	856

Automobile Manufacturers – 0.2%
General Motors Co.,
6.600%, 4–1–36	3,198	3,669

Automotive Retail – 0.1%
AutoZone, Inc.,
3.125%, 4–21–26	1,600	1,641

Broadcasting – 0.1%
Discovery Communications LLC,
3.300%, 5–15–22	900	910

Cable & Satellite – 0.8%
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal),
3.150%, 3–1–26	2,603	2,769
Pearson Funding Five plc,
3.250%, 5–8–23 (C)	800	782

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Cable & Satellite (Continued)
Time Warner, Inc. (GTD by Historic TW, Inc.),
2.950%, 7–15–26	$4,800	$4,839
Viacom, Inc.:
2.500%, 9–1–18	800	811
2.200%, 4–1–19	1,300	1,306
2.750%, 12–15–19	1,500	1,522

		12,029

General Merchandise Stores – 0.1%
Dollar General Corp.:
4.125%, 7–15–17	450	463
1.875%, 4–15–18	750	758

		1,221

Homebuilding – 0.1%
Toll Brothers Finance Corp.,
4.375%, 4–15–23	1,000	985

Hotels, Resorts & Cruise Lines – 0.0%
Hyatt Hotels Corp.,
3.375%, 7–15–23	250	253

Housewares & Specialties – 0.2%
Newell Rubbermaid, Inc.,
4.200%, 4–1–26	2,700	2,928

Internet Retail – 0.1%
Amazon.com, Inc.,
2.600%, 12–5–19	1,650	1,721

Publishing – 0.1%
Thomson Reuters Corp.,
3.350%, 5–15–26	1,120	1,145

Specialty Stores – 0.2%
GNC Holdings, Inc., Convertible,
1.500%, 8–15–20 (C)	3,250	2,687

Total Consumer Discretionary – 2.0%		30,045
Consumer Staples

Brewers – 0.4%
Anheuser-Busch InBev S.A./N.V.,
2.650%, 2–1–21	3,000	3,109
Molson Coors Brewing Co.,
3.000%, 7–15–26	800	800
SABMiller Holdings, Inc.,
2.200%, 8–1–18 (C)	1,800	1,829

		5,738

Distillers & Vintners – 0.0%
Beam, Inc.,
1.750%, 6–15-18	750	755

Drug Retail – 0.4%
CVS Health Corp.:
2.800%, 7–20–20	2,365	2,462
2.875%, 6–1–26	2,240	2,289
Walgreens Boots Alliance, Inc.,
2.700%, 11–18–19	1,050	1,085

		5,836

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Food Distributors – 0.2%
Campbell Soup Co.,
2.500%, 8–2–22	$900	$914
ConAgra Foods, Inc.,
1.900%, 1–25–18	2,373	2,392

		3,306

Household Products – 0.0%
Church & Dwight Co., Inc.,
2.875%, 10–1–22	250	258

Packaged Foods & Meats – 0.1%
Mead Johnson Nutrition Co.,
3.000%, 11–15–20	1,200	1,254

Personal Products – 0.1%
Estee Lauder Co., Inc. (The),
2.350%, 8–15–22	1,200	1,236

Tobacco – 0.2%
BAT International Finance plc,
2.750%, 6–15–20 (C)	2,400	2,489

Total Consumer Staples – 1.4%		20,872
Energy

Integrated Oil & Gas – 0.2%
Chevron Corp.,
2.954%, 5–16–26	3,200	3,304

Oil & Gas Equipment & Services – 0.8%
Brand Energy & Infrastructure Services,
8.500%, 12–1–21 (C)	9,000	8,640
Newpark Resources, Inc., Convertible,
4.000%, 10–1–17	1,200	1,113
Schlumberger Holding Corp.,
2.350%, 12–21–18 (C)	3,150	3,211

		12,964

Oil & Gas Exploration & Production – 0.6%
BP Capital Markets plc (GTD by BP plc):
2.241%, 9–26–18	2,850	2,910
2.315%, 2–13–20	1,500	1,536
Devon Energy Corp.,
2.250%, 12–15–18	1,500	1,489
Occidental Petroleum Corp.,
2.600%, 4–15–22	1,500	1,537
ONEOK Partners L.P.,
3.200%, 9–15–18	1,500	1,518

		8,990

Oil & Gas Storage & Transportation – 1.0%
Buckeye Partners L.P.,
2.650%, 11–15–18	3,050	3,072
Hornbeck Offshore Services, Inc., Convertible,
1.500%, 9–1–19	6,502	3,731
Kinder Morgan Energy Partners L.P.,
2.650%, 2–1–19	1,850	1,849

2016	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS	CONTINENTAL INCOME FUND (in thousands)

JUNE 30, 2016

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Storage & Transportation (Continued)
Plains All American Pipeline L.P. and PAA Finance Corp.:
2.600%, 12–15–19	$1,250	$1,218
4.650%, 10–15–25	2,000	2,020
Williams Partners L.P.,
3.600%, 3–15–22	3,500	3,314

		15,204

Total Energy – 2.6%		40,462
Financials

Asset Management & Custody Banks – 0.6%
Ares Capital Corp.:
4.875%, 11–30–18	3,300	3,453
3.875%, 1–15–20	6,050	6,258

		9,711

Consumer Finance – 1.1%
American Express Co.,
4.900%, 12–29–49	3,200	3,045
Capital One Bank USA N.A.:
2.150%, 11–21–18	1,500	1,511
2.250%, 2–13–19	2,000	2,026
Capital One N.A.,
2.400%, 9–5–19	2,100	2,134
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.),
3.700%, 5–9–23	800	805
Hyundai Capital America,
2.875%, 8–9–18 (C)	1,200	1,230
SLM Corp.,
4.875%, 6–17–19	1,500	1,447
Total System Services, Inc.,
2.375%, 6–1–18	3,900	3,930

		16,128

Diversified Banks – 7.1%
ABN AMRO Bank N.V.,
2.500%, 10–30–18 (C)	3,000	3,070
Australia & New Zealand Banking Group Ltd.,
4.400%, 5–19–26 (C)	4,800	4,922
Bank of America Corp.:
2.000%, 1–11–18	2,100	2,114
8.000%, 7–29–49	5,400	5,366
Bank of New York Mellon Corp. (The),
2.100%, 1–15–19	3,000	3,067
Bank of Nova Scotia (The):
1.450%, 4–25–18	2,000	2,007
2.050%, 10–30–18	2,750	2,794
Barclays plc,
5.200%, 5–12–26	3,200	3,233
BB&T Corp.,
2.050%, 5–10–21	4,000	4,058
BNP Paribas S.A.,
2.450%, 3–17–19	2,600	2,655
Commonwealth Bank of Australia,
2.250%, 3–13–19	2,900	2,964

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Banks (Continued)
DBS Group Holdings Ltd.,
2.246%, 7–16–19 (C)	$5,250	$5,328
HSBC Holdings plc,
3.400%, 3–8–21	3,750	3,864
ING Bank N.V.:
2.500%, 10–1–19 (C)	3,500	3,571
2.450%, 3–16–20 (C)	4,000	4,081
2.750%, 3–22–21 (C)	6,400	6,615
KeyBank N.A.,
2.500%, 12–15–19	2,500	2,564
Lloyds Bank plc (GTD by Lloyds Banking Group plc),
2.350%, 9–5–19	1,750	1,761
Mizuho Bank Ltd.,
2.650%, 9–25–19 (C)	3,500	3,596
National Australia Bank Ltd.,
2.400%, 12–9–19 (C)	6,100	6,261
Rabobank Capital Funding Trust III (GTD by Rabobank Nederland),
5.254%, 12–29–49 (C)	4,500	4,483
Royal Bank of Canada,
2.350%, 10–30–20	3,150	3,237
Royal Bank of Scotland Group plc (The),
7.640%, 3–29–49	3,400	3,230
Skandinaviska Enskilda Banken AB,
2.375%, 3–25–19 (C)	2,000	2,035
Societe Generale S.A.:
4.250%, 4–14–25 (C)	1,750	1,732
5.922%, 4–29–49 (C)	6,500	6,554
Standard Chartered plc,
2.250%, 4–17–20 (C)	5,900	5,821
Sumitomo Mitsui Banking Corp.,
2.450%, 1–16–20	2,400	2,453
U.S. Bancorp,
3.100%, 4–27–26	1,920	1,998
Westpac Banking Corp.,
2.250%, 7–30–18	4,000	4,078

		109,512

Investment Banking & Brokerage – 1.1%
BGC Partners, Inc.,
5.375%, 12–9–19	3,000	3,160
Charles Schwab Corp. (The),
2.200%, 7–25–18	700	712
Credit Suisse Group Funding (Guernsey) Ltd.,
2.750%, 3–26–20	2,500	2,468
Goldman Sachs Group, Inc. (The):
2.900%, 7–19–18	1,200	1,231
2.625%, 1–31–19	2,000	2,047
2.600%, 4–23–20	1,800	1,830
Morgan Stanley:
2.125%, 4–25–18	2,000	2,021
2.650%, 1–27–20	3,250	3,304

		16,773

Life & Health Insurance – 0.8%
AIA Group Ltd.,
2.250%, 3–11–19 (C)	1,600	1,620
Citizens Financial Group, Inc.,
3.750%, 7–1–24	6,463	6,493

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Life & Health Insurance (Continued)
New York Life Global Funding:
1.550%, 11–2–18 (C)	$2,450	$2,473
2.000%, 4–13–21 (C)	2,250	2,280

		12,866

Multi-Line Insurance – 0.6%
American International Group, Inc.,
2.300%, 7–16–19	1,950	1,984
Aon plc (GTD by Aon Corp.),
2.800%, 3–15–21	3,500	3,595
Loews Corp.,
3.750%, 4–1–26	3,126	3,316

		8,895

Other Diversified Financial Services – 2.1%
Citigroup, Inc.:
3.875%, 2–19–19	1,400	1,407
5.800%, 11–29–49	5,000	4,831
5.950%, 12–29–49	5,350	5,227
Daimler Finance North America LLC,
2.375%, 8–1–18 (C)	1,900	1,940
Fidelity National Financial, Inc.,
6.600%, 5–15–17	1,300	1,354
Fidelity National Information Services, Inc.:
2.000%, 4–15–18	500	503
2.850%, 10–15–18	2,300	2,361
Fifth Street Finance Corp.,
4.875%, 3–1–19	5,000	4,937
JPMorgan Chase & Co.,
7.900%, 4–29–49	2,000	2,040
Moody’s Corp.,
2.750%, 7–15–19	800	825
PennantPark Investment Corp.,
4.500%, 10–1–19	5,250	5,241
Total Capital,
2.125%, 8–10–18	1,200	1,224

		31,890

Property & Casualty Insurance – 0.3%
Berkshire Hathaway Finance Corp.,
2.200%, 3–15–21	1,500	1,547
Hanover Insurance Group, Inc. (The),
4.500%, 4–15–26	2,100	2,169

		3,716

Regional Banks – 0.7%
PNC Bank N.A.:
2.200%, 1–28–19	2,250	2,296
3.250%, 6–1–25	3,200	3,401
SunTrust Banks, Inc.:
2.350%, 11–1–18	2,800	2,848
5.625%, 12–29–49	2,800	2,814

		11,359

Specialized Finance – 0.4%
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.,
5.450%, 6–15–23 (C)	4,320	4,480

32	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	CONTINENTAL INCOME FUND (in thousands)

JUNE 30, 2016

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized Finance (Continued)
Intercontinental Exchange, Inc.,
2.500%, 10–15–18	$1,200	$1,228

		5,708

Specialized REITs – 0.2%
Crown Castle International Corp.:
5.250%, 1–15–23	1,171	1,314
3.700%, 6–15–26	1,600	1,647

		2,961

Total Financials – 15.0%		229,519
Health Care

Biotechnology – 0.5%
Amgen, Inc.:
2.200%, 5–22–19	4,200	4,308
2.125%, 5–1–20	3,000	3,048

		7,356

Health Care Equipment – 0.1%
Mallinckrodt International Finance S.A.,
3.500%, 4–15–18	250	243
Zimmer Holdings, Inc.,
2.700%, 4–1–20	1,650	1,670

		1,913

Health Care Facilities – 0.5%
Surgery Center Holdings, Inc.,
8.875%, 4–15–21 (C)	8,000	8,220

Health Care Services – 0.3%
Quest Diagnostics, Inc.:
2.500%, 3–30–20	1,750	1,765
3.450%, 6–1–26	3,230	3,339

		5,104

Health Care Supplies – 0.4%
C.R. Bard, Inc.,
1.375%, 1–15–18	2,800	2,811
Cardinal Health, Inc.,
2.400%, 11–15–19	2,400	2,460

		5,271

Managed Health Care – 0.5%
Aetna, Inc.,
2.200%, 3–15–19	1,600	1,629
UnitedHealth Group, Inc.,
2.700%, 7–15–20	1,000	1,041
WellPoint, Inc.,
1.875%, 1–15–18	4,400	4,425

		7,095

Pharmaceuticals – 0.8%
AbbVie, Inc.,
3.200%, 5–14–26	2,240	2,265
Forest Laboratories, Inc.,
5.000%, 12–15–21 (C)	5,000	5,596

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Pharmaceuticals (Continued)
Perrigo Co. Ltd.,
2.300%, 11–8–18	$5,000	$5,043

		12,904

Total Health Care – 3.1%		47,863
Industrials

Aerospace & Defense – 1.0%
BAE Systems Holdings, Inc.,
2.850%, 12–15–20 (C)	2,400	2,453
Huntington Ingalls Industries, Inc.,
5.000%, 11–15–25 (C)	10,095	10,663
Northrop Grumman Corp.,
1.750%, 6–1–18	950	959
TransDigm, Inc. (GTD by TransDigm Group, Inc.),
6.000%, 7–15–22	2,000	2,010

		16,085

Airlines – 0.2%
Southwest Airlines Co.,
2.650%, 11–5–20	2,625	2,710

Environmental & Facilities Services – 0.0%
Republic Services, Inc.,
5.000%, 3–1–20	500	554

Railroads – 0.1%
Kansas City Southern de Mexico S.A. de C.V.,
2.350%, 5–15–20 (C)	776	776

Trucking – 0.1%
Ryder System, Inc.:
2.450%, 11–15–18	1,000	1,016
2.350%, 2–26–19	600	606

		1,622

Total Industrials – 1.4%		21,747
Information Technology

Data Processing & Outsourced Services – 0.1%
Fiserv, Inc.,
2.700%, 6–1–20	1,800	1,864

Electronic Equipment & Instruments – 0.1%
FLIR Systems, Inc.,
3.125%, 6–15–21	1,600	1,644

Semiconductor Equipment – 0.1%
Lam Research Corp.,
3.450%, 6–15–23	2,240	2,314

Semiconductors – 1.3%
Micron Technology, Inc.,
5.500%, 2–1–25	5,293	4,499
Micron Technology, Inc., Convertible,
3.000%, 11–15–43	19,500	14,893

		19,392

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Systems Software – 0.4%
CA, Inc.,
2.875%, 8–15–18	$1,900	$1,938
Oracle Corp.,
2.250%, 10–8–19	3,500	3,612

		5,550

Total Information Technology – 2.0%		30,764
Materials

Construction Materials – 0.5%
Hillman Group, Inc. (The),
6.375%, 7–15–22 (C)	9,110	8,108

Diversified Chemicals – 0.1%
Solvay Finance (America) LLC (GTD by Solvay S.A.),
3.400%, 12–3–20 (C)	1,400	1,466

Diversified Metals & Mining – 0.1%
Anglo American plc,
4.125%, 4–15–21 (C)	1,300	1,229

Fertilizers & Agricultural Chemicals – 0.1%
Monsanto Co.,
2.125%, 7–15–19	1,300	1,314

Industrial Gases – 0.1%
Airgas, Inc.,
1.650%, 2–15–18	1,125	1,129
Praxair, Inc.,
3.000%, 9–1–21	500	534

		1,663

Metal & Glass Containers – 0.0%
BlueScope Steel (Finance) Ltd. and BlueScope Steel Finance (USA) LLC,
7.125%, 5–1–18 (C)	406	418

Specialty Chemicals – 0.1%
Albemarle Corp. (GTD by Albemarle Holdings Corp. and Albemarle Holdings II Corp.),
3.000%, 12–1–19	1,100	1,115
RPM International, Inc.,
3.450%, 11–15–22	750	765

		1,880

Total Materials – 1.0%		16,078
Telecommunication Services

Integrated Telecommunication Services – 1.0%
AT&T, Inc.:
2.300%, 3–11–19	8,150	8,325
4.125%, 2–17–26	4,480	4,813
Verizon Communications, Inc.,
2.625%, 2–21–20	1,617	1,672

		14,810

2016	ANNUAL REPORT	33

SCHEDULE OF INVESTMENTS	CONTINENTAL INCOME FUND (in thousands)

JUNE 30, 2016

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Wireless Telecommunication Service – 0.2%
American Tower Corp.:
4.700%, 3–15–22	$1,140	$1,258
3.375%, 10–15–26	2,080	2,092
Virgin Media Finance plc,
4.875%, 2–15–22	298	250

		3,600

Total Telecommunication Services – 1.2%		18,410
Utilities

Electric Utilities – 0.8%
Electricite de France S.A.,
2.150%, 1–22–19 (C)	2,475	2,526
Entergy Texas, Inc.,
2.550%, 6–1–21	1,950	2,014
Exelon Corp.,
2.450%, 4–15–21	1,800	1,826
Georgia Power Co.,
2.400%, 4–1–21	1,500	1,551
PPL Energy Supply LLC,
4.600%, 12–15–21	2,100	1,543
Southern Co. (The),
2.950%, 7–1–23	3,200	3,318

		12,778

Gas Utilities – 0.2%
Sempra Energy,
2.400%, 3–15–20	2,300	2,348

Multi-Utilities – 0.2%
Dominion Resources, Inc.,
2.500%, 12–1–19	2,475	2,529

Renewable Electricity – 0.3%
Canadian Solar, Inc., Convertible,
4.250%, 2–15–19	5,755	4,895

Total Utilities – 1.5%		22,550

TOTAL CORPORATE DEBT SECURITIES – 31.2%		$478,310
(Cost: $475,445)

LOANS (D)
Financials

Other Diversified Financial Services – 0.5%
WP Mustang Holdings LLC,
10.000%, 5–29–22	7,478	7,424

Total Financials – 0.5%		7,424
Industrials

Industrial Machinery – 0.2%
Dynacast International LLC,
9.500%, 1–30–23	3,010	2,874

Total Industrials – 0.2%		2,874

TOTAL LOANS – 0.7%		$10,298
(Cost: $10,420)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
Agency Obligations – 0.1%
National Archives Facility Trust,
8.500%, 9–1–19	$1,285	$1,442

Mortgage-Backed Obligations – 0.0%
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates:
6.500%, 12–1–31	51	59
6.500%, 1–1–32	44	51
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
4.500%, 7–1–18	177	181
4.500%, 9–1–19	369	379
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
4.000%, 9–15–18	145	149
6.500%, 8–15–28	31	36

		855

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.1%		$2,297
(Cost: $2,094)

SHORT-TERM SECURITIES
Commercial Paper (E) – 14.2%
Baxter International, Inc.:
0.630%, 7–6–16	10,000	9,999
0.730%, 7–12–16	11,000	10,997
Bemis Co., Inc.,
0.740%, 7–14–16	5,000	4,999
BorgWarner, Inc.,
0.700%, 7–6–16	10,000	9,999
Campbell Soup Co.:
0.710%, 7–13–16	14,800	14,796
0.750%, 7–21–16	5,000	4,998
CVS Health Corp.,
0.630%, 7–1–16	14,000	14,000
DTE Energy Co. (GTD by Detroit Edison Co.),
0.580%, 7–6–16	5,000	4,999
Ecolab, Inc.,
0.730%, 7–11–16	5,000	4,999
Hershey Co. (The):
0.390%, 7–18–16	5,000	4,999
0.420%, 7–25–16	5,000	4,999
J.M. Smucker Co. (The),
0.620%, 7–6–16	9,000	8,999
John Deere Canada ULC (GTD by Deere & Co.),
0.390%, 7–11–16	10,000	9,999
Kellogg Co.:
0.710%, 7–6–16	5,000	4,999
0.740%, 7–14–16	10,000	9,997
Kroger Co. (The):
0.570%, 7–1–16	3,116	3,116
0.600%, 7–5–16	5,000	4,999
McCormick & Co., Inc.,
0.600%, 7–5–16	5,000	5,000

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (E) (Continued)
Mondelez International, Inc.,
0.760%, 7–28–16	$5,000	$4,997
NBCUniversal Enterprise, Inc.:
0.750%, 7–19–16	5,000	4,998
0.750%, 7–20–16	5,000	4,998
Novartis Finance Corp. (GTD by Novartis AG),
0.360%, 7–1–16	5,000	5,000
Novartis Securities Investment Ltd. (GTD by Novartis AG),
0.360%, 7–11–16	8,000	7,999
United Technologies Corp.,
0.730%, 7–11–16	10,000	9,998
Virginia Electric and Power Co.:
0.650%, 7–20–16	7,500	7,497
0.650%, 7–21–16	10,000	9,996
0.660%, 8–2–16	5,000	4,997
W.W. Grainger, Inc.,
0.380%, 7–27–16	3,000	2,999
Washington Gas Light Co.,
0.410%, 7–8–16	10,000	9,999
Wisconsin Gas LLC,
0.460%, 7–12–16	7,000	6,999

		217,370

Master Note – 0.3%
Toyota Motor Credit Corp.,
0.590%, 7–6–16 (F)	3,985	3,985

Municipal Obligations – 0.8%
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2007D (GTD by Chevron Corp.),
0.390%, 7–1–16 (F)	13,000	13,000

United States Government Agency Obligations – 0.1%
Overseas Private Investment Corp. (GTD by U.S. Government),
0.360%, 7–7–16 (F)	1,733	1,733

TOTAL SHORT-TERM SECURITIES – 15.4%		$236,088
(Cost: $236,094)

TOTAL INVESTMENT SECURITIES – 99.5%		$1,526,570
(Cost: $1,404,203)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.5%		7,664

NET ASSETS – 100.0%		$1,534,234

34	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	CONTINENTAL INCOME FUND (in thousands)

JUNE 30, 2016

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $23,209 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(C)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016 the total value of these securities amounted to $133,185 or 8.7% of net assets.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2016.

(E)	Rate shown is the yield to maturity at June 30, 2016.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2016. Date shown represents the date that the variable rate resets.

The following written options were outstanding at June 30, 2016 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
S&P 500 Index	N/A	Put	1,098	July 2016	$1,800.00	$436	$(3)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2016. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$720,181	$—	$—
Preferred Stocks	71,877	7,508	—
Purchased Options	11	—	—
Corporate Debt Securities	—	478,310	—
Loans	—	7,424	2,874
United States Government Agency Obligations	—	2,297	—
Short-Term Securities	—	236,088	—
Total	$792,069	$731,627	$2,874

Liabilities
Written Options	$3	$—	$—

During the year ended June 30, 2016, there were no transfers between any levels.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	35

MANAGEMENT DISCUSSION	CORE INVESTMENT FUND

(UNAUDITED)

Erik R. Becker

Gustaf C. Zinn

Below, Erik R. Becker, CFA, and Gustaf C. Zinn, CFA, portfolio managers of Waddell & Reed Advisors Core Investment Fund, discuss positioning, performance and results for the fiscal year ended June 30, 2016. They have co-managed the Fund since 2006. Both have 18 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2016
Waddell & Reed Advisors Core Investment Fund (Class A shares at net asset value)	–2.06%
Waddell & Reed Advisors Core Investment Fund (Class A shares including sales charges)	–7.63%
Benchmark(s) and/or Lipper Category
S&P 500 Index	3.99%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Lipper Large-Cap Core Funds Universe Average	0.68%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key drivers

The S&P 500 Index, the Fund’s benchmark, posted a return of 4% for the 1-year period ended June 30, 2016. While the market eked a modest return, the year was fairly volatile and unconventional in many ways. The U.S. economy averaged 2.1% real growth of the span of four quarters ending in June, employment consistently increased, and average hourly earnings — a key indicator for future inflation levels — began to accelerate late in the fiscal year to end at a 2.6% pace from 2.1% a year ago. The Federal Reserve, for the first time since the financial crisis, increased short-term interest rates in December by 0.25%. Yet over the course of the fiscal year, U.S. 10-year Treasury yields decreased a full 84 basis points, a fairly startling outcome in a year of stable, albeit, slow growth.

Several events conspired to drive bond prices to seemingly nosebleed levels (and therefore yields to low levels), the most important being the expansion of negative interest rate policies in many developed economies around the world. Central banks have resorted to highly unconventional policies aimed at reducing long-term interest rates, thereby stimulating asset prices to improve the rate of economic growth and inflation. At the writing of this letter, over $10 trillion of government debt globally traded at an interest rate below zero, that is, an investment in such a security will leave a buyer with less money if held to maturity. These policies by desperate central banks have served to heighten the quest for yield in other financial markets as pension funds, endowments, and individuals cannot meet financial goals by investing in securities with negative interest rates. The justification for why bond prices have so meaningfully outperformed U.S. equities over the past fiscal year makes no sense when analyzing U.S. economic data, but only when contemplating relative investment alternatives in places like Europe and Japan versus the U.S.

The quest for yield by global investors manifested in unusual equity returns by sector. Utilities, telecommunications and consumer staples returned over 31%, 25%, and 18%, respectively, over the past fiscal year — startling versus the 4% overall return for the market. These sectors historically act defensive and generally pay above market yields. Beyond yield, we believe that investors’ mistrust in the ability of central bankers and governments to improve slow global growth also caused flight to lower volatility earnings streams. This played out across sectors — cyclicality and volatility — two relatively cheap attributes in today’s markets, were avoided at any cost. The significant macroeconomic events of the past fiscal year seemed to perpetuate many of the market forces at work. Specifically, China’s devaluation of the Reminbi versus the U.S. dollar in August of 2015, the decline in the price of oil to $26 in January (on further Chinese growth fears), and the June 23rd referendum in the U.K. whereby citizens voted to leave the European Union, led to temporary sell-offs in equities. The worst performing sectors for the trailing 12-month period included financials, energy and materials. The general decline in commodity prices and dramatic decline in interest rates served as the primary negative catalysts for these sectors. Health care performed poorly as well, significantly underperforming other defensive growth industries given heightened political risk during the current election season.

36	ANNUAL REPORT	2016

Contributors and detractors

The Fund underperformed its benchmark and peer group for the period ended June 30, 2016. The majority of the Fund’s underperformance during the fiscal year occurred within the health care sector due to stock return issues. Many of our stocks had outright declines, particularly holdings in specialty pharmaceuticals and biotech. The events described above led investors to the perceived safety of large-cap pharma and medical devices, and away from the more volatile and lower-yielding biotech and specialty pharmaceutical areas.

Our strategy of emphasizing companies undergoing transformative mergers and acquisitions in the sector through names like Allergan, Shire, and Teva has been out of favor in a risk-off world … and to be fair, regulatory reviews of drugs in their respective pipelines have taken far longer than even we had expected, compounding uncertainty for investors and postponing the earnings thesis underlying our holdings. With valuation levels of the majority of our health care names now residing well-below S&P levels with far better earnings growth, we are still confident that health care will be a source of positive performance in coming quarters. Our underexposure to utilities and large-cap telecommunications also negatively impacted performance and more than outweighed any outperformance from Fund holdings in energy, technology, and consumer staples, as well as, our significant underweight within financials which all aided performance for the 12-month period.

Outlook

Our base case economic view continues to be one of moderate growth in the U.S. and somewhat improving growth across some key emerging markets driven by expectations for higher commodity prices, particularly energy. We expect other developed economies like Japan and much of Europe will continue to post anemic growth rates. While the ultimate effects of Brexit are uncertain, our base case is a meaningful slowdown in the U.K. and a softer Eurozone, maybe to the tune of 0.5% of gross domestic product (GDP) growth. The Fund’s portfolio is built accordingly, with a healthy dose of defensive growth companies in stable sectors and more offensive holdings that should perform well in a slow growth GDP scenario.

Our favorite cyclical exposure today is to the energy patch, where we are confident that two years of sharp reductions in capital spending are beginning to have meaningful effects on supplies inside and outside of the U.S. As oil and gas are depleting assets (where year two production falls well below year one production and so on) and industry cash flows are still significantly impaired at $45-50 oil, we believe the industry will simply not invest enough capital to grow production until prices rise significantly from today’s levels. Within energy, we are emphasizing quality, defined as those companies with the lowest cost asset base in the best shale regions in the U.S. and service companies that are able to meaningfully exceed their cost of capital through a full cycle. Since first quarter 2016, we have increased our weighting within energy along with industrials names that should benefit from renewed investment in U.S. energy assets.

Our favorite “defensive” positioning continues to be in the consumer staples and health care sectors. As stated above, with current valuations we remain confident that health care can be a source of positive performance in the future. Within consumer staples, we believe that we are on the cusp of a major consolidation wave in the global food industry, led by or catalyzed by Kraft Foods Group, Inc., a favorite portfolio holding. Much like the consolidation of the global beer industry (led by Anheuser Busch InBev, another portfolio holding) and tobacco, food is a highly fragmented and slow-growth industry with very duplicative and inefficient cost bases that we believe is ripe for acquisitions. Our view is that if companies don’t become more efficient by themselves, others will do it for them particularly in an environment where the cost of capital is so cheap. We will continue to be significantly underweight financials until our interest rate view changes. Most financial business models simply do not work in an interest rate environment similar to the one we are in. We believe that a smart emphasis of dividend yield in companies that possess earnings catalysts (and even modest cyclicality) will prove to be a better strategy than chasing the lowest volatility earnings streams that appear overly expensive. As always, we will do our best to seek to drive positive investment returns and look forward to updating you next year.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investments. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Waddell & Reed Advisors Core Investment Fund’s performance.

2016	ANNUAL REPORT	37

PORTFOLIO HIGHLIGHTS	CORE INVESTMENT FUND

ALL DATA IS AS OF JUNE 30, 2016 (UNAUDITED)

Asset Allocation

Stocks	98.2%
Information Technology	20.1%
Health Care	15.8%
Consumer Staples	14.9%
Consumer Discretionary	13.5%
Energy	11.5%
Industrials	8.3%
Telecommunication Services	5.8%
Financials	5.2%
Materials	3.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.8%

Lipper Rankings

Category: Lipper Large-Cap Core Funds	Rank	Percentile
1 Year	651/861	76
3 Year	496/781	64
5 Year	470/696	68
10 Year	90/524	18

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Halliburton Co.	Energy	Oil & Gas Equipment & Services
Philip Morris International, Inc.	Consumer Staples	Tobacco
Applied Materials, Inc.	Information Technology	Semiconductor Equipment
Microsoft Corp.	Information Technology	Systems Software
American Tower Corp., Class A	Telecommunication Services	Wireless Telecommunication Service
Kraft Foods Group, Inc.	Consumer Staples	Packaged Foods & Meats
Teva Pharmaceutical Industries Ltd. ADR	Health Care	Pharmaceuticals
Shire Pharmaceuticals Group plc ADR	Health Care	Pharmaceuticals
Adobe Systems, Inc.	Information Technology	Application Software
Amazon.com, Inc.	Consumer Discretionary	Internet Retail

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

38	ANNUAL REPORT	2016

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	CORE INVESTMENT FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 6-30-16	-7.63%	-6.65%	-3.05%	-1.96%
5-year period ended 6-30-16	8.37%	8.20%	8.60%	9.93%
10-year period ended 6-30-16	6.87%	6.50%	6.44%	7.80%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2016	ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS	CORE INVESTMENT FUND (in thousands)

JUNE 30, 2016

COMMON STOCKS	Shares	Value
Consumer Discretionary

Auto Parts & Equipment – 1.3%
Magna International, Inc.	1,491	$52,272

Cable & Satellite – 2.6%
Comcast Corp., Class A	1,539	100,321

Home Improvement Retail – 1.7%
Home Depot, Inc. (The)	509	65,025

Housewares & Specialties – 1.2%
Newell Rubbermaid, Inc.	962	46,739

Internet Retail – 2.6%
Amazon.com, Inc. (A)	143	102,160

Movies & Entertainment – 2.4%
Twenty-First Century Fox, Inc., Class A	3,406	92,137

Restaurants – 1.7%
Chipotle Mexican Grill, Inc., Class A (A)	162	65,207

Total Consumer Discretionary – 13.5%		523,861
Consumer Staples

Brewers – 3.8%
Anheuser-Busch InBev S.A. ADR	472	62,186
Molson Coors Brewing Co., Class B	845	85,445

		147,631

Hypermarkets & Super Centers – 1.6%
Costco Wholesale Corp.	408	64,072

Packaged Foods & Meats – 5.3%
Kellogg Co.	317	25,891
Kraft Foods Group, Inc.	1,354	119,776
Mead Johnson Nutrition Co.	651	59,087

		204,754

Tobacco – 4.2%
Philip Morris International, Inc.	1,587	161,405

Total Consumer Staples – 14.9%		577,862
Energy

Oil & Gas Drilling – 0.7%
Helmerich & Payne, Inc.	429	28,819

Oil & Gas Equipment & Services – 4.2%
Halliburton Co.	3,616	163,778

Oil & Gas Exploration & Production – 6.6%
Cabot Oil & Gas Corp.	2,542	65,421
Cimarex Energy Co.	856	102,078
EOG Resources, Inc.	1,033	86,156

		253,655

Total Energy – 11.5%		446,252

COMMON STOCKS (Continued)	Shares	Value
Financials

Multi-Line Insurance – 1.5%
American International Group, Inc.	1,109	$58,644

Other Diversified Financial Services – 2.3%
JPMorgan Chase & Co.	1,412	87,723

Specialized REITs – 1.4%
Crown Castle International Corp.	519	52,592

Total Financials – 5.2%		198,959
Health Care

Biotechnology – 3.0%
Alexion Pharmaceuticals, Inc. (A)	537	62,655
Celgene Corp. (A)	526	51,843

		114,498

Health Care Facilities – 2.0%
HCA Holdings, Inc. (A)	1,013	78,042

Managed Health Care – 0.4%
Anthem, Inc.	132	17,350

Pharmaceuticals – 10.4%
Allergan plc (A)	379	87,676
Bristol-Myers Squibb Co.	1,258	92,540
Shire Pharmaceuticals Group plc ADR	590	108,569
Teva Pharmaceutical Industries Ltd. ADR	2,266	113,831

		402,616

Total Health Care – 15.8%		612,506
Industrials

Aerospace & Defense – 1.5%
Rockwell Collins, Inc.	679	57,793

Railroads – 5.6%
Canadian Pacific Railway Ltd.	456	58,677
Kansas City Southern	853	76,874
Union Pacific Corp.	929	81,070

		216,621

Trucking – 1.2%
J.B. Hunt Transport Services, Inc.	565	45,725

Total Industrials – 8.3%		320,139
Information Technology

Application Software – 2.7%
Adobe Systems, Inc. (A)	1,082	103,597

Data Processing & Outsourced Services – 4.0%
MasterCard, Inc., Class A	877	77,194
Visa, Inc., Class A	1,036	76,840

		154,034

COMMON STOCKS (Continued)	Shares	Value
Internet Software & Services – 4.2%
Alphabet, Inc., Class A (A)	95	$67,117
Facebook, Inc., Class A (A)	840	96,029

		163,146

Semiconductor Equipment – 3.3%
Applied Materials, Inc.	5,387	129,121

Semiconductors – 2.6%
NXP Semiconductors N.V. (A)	1,265	99,106

Systems Software – 3.3%
Microsoft Corp.	2,505	128,201

Total Information Technology – 20.1%		777,205
Materials

Industrial Gases – 1.6%
Air Products and Chemicals, Inc.	429	60,964

Specialty Chemicals – 1.5%
Sherwin-Williams Co. (The)	205	60,290

Total Materials – 3.1%		121,254
Telecommunication Services

Alternative Carriers – 2.6%
Level 3 Communications, Inc. (A)	1,921	98,897

Wireless Telecommunication Service – 3.2%
American Tower Corp., Class A	1,108	125,880

Total Telecommunication Services – 5.8%		224,777

TOTAL COMMON STOCKS – 98.2%		$3,802,815
(Cost: $3,246,587)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 3.1%
Archer Daniels Midland Co.,
0.400%, 7–22–16	$15,000	14,996
Baxter International, Inc.,
0.740%, 7–13–16	10,000	9,998
BMW U.S. Capital LLC (GTD by BMW AG),
0.410%, 7–27–16	12,000	11,996
CVS Health Corp.,
0.630%, 7–1–16	4,000	4,000
DTE Energy Co. (GTD by Detroit Edison Co.),
0.580%, 7–6–16	5,000	5,000
J.M. Smucker Co. (The),
0.620%, 7–6–16	15,000	14,998
John Deere Financial Ltd. (GTD by John Deere Capital Corp.):
0.390%, 7–11–16	15,218	15,216
0.410%, 7–14–16	11,000	10,998

40	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	CORE INVESTMENT FUND (in thousands)

JUNE 30, 2016

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (B) (Continued)
Mondelez International, Inc.,
0.760%, 7–28–16	$5,000	$4,997
NBCUniversal Enterprise, Inc.,
0.750%, 7–20–16	5,000	4,998
W.W. Grainger, Inc.,
0.370%, 7–19–16	4,000	3,999
Wisconsin Electric Power Co.:
0.480%, 7–5–16	17,000	16,999
0.600%, 7–7–16	2,500	2,500

		120,695

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 0.0%
Toyota Motor Credit Corp.,
0.590%, 7–6–16 (C)	$908	$908

TOTAL SHORT-TERM SECURITIES – 3.1%		$121,603
(Cost: $121,605)

TOTAL INVESTMENT SECURITIES – 101.3%		$3,924,418
(Cost: $3,368,192)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.3)%		(50,528)

NET ASSETS – 100.0%		$3,873,890

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at June 30, 2016.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2016. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2016. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$3,802,815	$—	$—
Short-Term Securities	—	121,603	—
Total	$3,802,815	$121,603	$—

During the year ended June 30, 2016, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	41

MANAGEMENT DISCUSSION	DIVIDEND OPPORTUNITIES FUND

(UNAUDITED)

Christopher J. Parker

Below, Christopher J. Parker, CFA, portfolio manager of Waddell & Reed Advisors Dividend Opportunities Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2016. He has managed the Fund since 2014 and has 20 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2016
Waddell & Reed Advisors Dividend Opportunities Fund (Class A shares at net asset value)	1.26%
Waddell & Reed Advisors Dividend Opportunities Fund (Class A shares including sales charges)	–4.58%
Benchmark(s) and/or Lipper Category
Russell 1000 Index	2.93%
(generally reflects the performance of stocks that represent the equity market)
Lipper Equity Income Funds Universe Average	3.13%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key drivers

The Russell 1000 Index, the Fund’s benchmark, and the Lipper Equity Income peer group were modestly positive over the past fiscal year. While gains were slightly positive, the year was anything but boring! The past 12 months featured two 10%+ sell-offs sparked but global growth and macro fears — followed by two relatively sharp recoveries that left the index largely unchanged over the period. We closed the past 12 months with what many describe as an orderly response to the British vote to leave the European Union — a two day sell-off followed by a slightly longer recovery that left the overall market slightly below its all-time high achieved in mid-2015.

We believe Quantitative Easing and negative interest rates have contributed to a volatile and unpredictable environment over the past fiscal year. This inherent lack of predictability and increased volatility is worsened by the increasing adoption of passive investment strategies and certain risk management strategies that effectively pile on during periods of stress in the markets. The combination of these factors is raising the noise level in the market, making it far more difficult to separate distortion from the reality. This has been evident in the past few years, but the severity of price reaction to various events and data points over the past 12 months has been more elevated.

The ultimate objective of central banks is to maximum economic growth, using rising equity markets and declining interest rates as the transmission mechanism. This effort is leading to some desired outcomes such as sizable corporate debt issuance to fund asset purchases or for refinancing purposes, thereby driving upward asset prices. However, the actual impact on economic growth is largely unproven and in some cases might be having counter-productive effects (are low rates restraining consumer spending due to the greater need to save for retirement?). As is the case in any closed system, when you actively alter one variable to drive an outcome you create excesses (or in the case of financial markets you create bubbles) or deficits in other variables. One of these excesses, in our view, is in the area of high yielding, low volatility stocks — including utilities, consumer staples and telecommunications. These sectors have been superlative performers over the past fiscal year. In some cases a portion of the appreciation has been a function of improved fundamentals — specifically consumer staples — but in large part we believe some investors are pursuing the next best alternative in seeking current income with minimal risk — driving strong appreciation in these stocks. In our view, this volatile dynamic is likely to remain under the current novel mechanisms being used by central banks to influence behaviors of both investors and corporations.

Contributors and detractors

The Fund underperformed against its peer group and benchmark over the past 12 months ending June 30, 2016. From a sector allocation perspective, the Fund benefitted from an underweight position in energy, which was the weakest performing sector over the past year. Fund performance was adversely impacted by underweight positions in utilities (the best performing sector), telecommunications and consumer staples — each of these sectors outperformed the benchmark by at least 1000 bps over the fiscal year as a clamor for safety and certainty of return (in the form of high yields) drove performance in this trio of sectors. The strong absolute return performance of these sectors was less a function of an improvement in sector dynamics than it was a comment on the extreme dearth of income in more traditional areas (fixed income). The Fund’s largest overweight from a sector perspective was in health care, which slightly underperformed and was a drag on relative Fund returns.

42	ANNUAL REPORT	2016

Overall stock selection was favorable versus the benchmark and the peer group. Stock selection in consumer discretionary and technology were both sizable positive standouts. Positions in McDonald’s Corp., Applied Materials, Inc. and Microsoft Corp. were key contributors to favorable results in these sectors. Stock selection in financials and materials were also positives, with the Fund’s holdings in Crown Castle International Corp. being a notable standout within financials.

Stock selection within the energy sector was a large negative factor on relative returns as the Fund’s holdings in master limited partnerships (MLPs) performed especially poorly during the downturn in sector. This was a result of both stock-specific issues such as the impact of Energy Transfer Equity’s (no longer a holding) pursuit of Williams Companies, and from a misperception regarding the defensiveness and durability of sector cash flows. Exploration and production (E&P) holding Devon Energy (no longer a holding) also hurt performance within the sector. While stock selection overall in financials was a positive, the Fund’s holdings in Citigroup adversely impacted performance. The Fund’s position in Teva Pharmaceutical Industries Ltd. also hurt relative performance.

Strategy and outlook

Our outlook for equities remains cautious. Broadly we believe corporate earnings growth will be muted at best. In our view, the top-line outlook is uninspiring and operating margins could come under pressure. From a top-line point of view we are now seven years into the domestic economic recovery. Even though the pace of the recovery has generally been inferior to prior rebounds, the duration of the rebound has driven corporate spending back to prior peaks in terms of the relative contribution to the economy. There are clearly some areas that are in the midst of a phase of underinvestment (such as in the energy patch). However, in aggregate spending levels are high and a move upward seems unlikely given the broad malaise and elevated level of angst (not helped at all by the most contentious and unpredictable election environment in the U.S. and broad uncertainties overseas — will the UK Brexit vote need a second look now that the people have spoken, will China be forced to devalue the yuan…). The U.S. consumer appears to be in fair shape with wages and employment generally rising, leading to improvement in overall consumer earnings and an increase in spending. However, consumers remain disciplined in their approach to their finances and appear focused on living within their means and making trade-offs about spending — for example when auto sales surged other areas appear to have slowed a bit. Additionally, consumers continue to de-lever in aggregate — whether this is a new mindset regarding material possessions or the stark reality that prior savings rates were not conducive to retirement is not clear but it also doesn’t matter. Either way it seems like a long-bet to expect a surge in consumer spending to drive a surge in overall top-line.

Operating margins are toward the top-end of historical ranges, even when adjusting for sectoral mix effects. Top-line has been good enough and companies have largely benefitted from aggressive expense control and meager wage inflation. The labor environment now appears to be sufficiently tight that this variable may become a detractor from corporate earnings growth over the intermediate term — even if labor is a neutral, the prospects for rising net margins seem limited under most scenarios. Based on the thought process outlined above, we expect meager earning growth and estimates to remain under pressure.

This brings us to valuation… multiples are not over extended per se, though in most sectors they are elevated compared to history and elevated when compared to historical growth. Aggregate earnings growth has been flattish for some time and earnings growth expectations have consistently undershot — but the market has done OK as multiples have crept upward. However, when earnings are cleaned up and adjusted for charges and excluded items (which are a bigger number than ever) valuations looks less favorable. We are hard-pressed to make a case for an upward move in multiples that would be fundamentally justified given the meager level of revenue and earnings growth, combined with high, if not elevated, macro uncertainty.

The Fund’s basic objective and strategy remains unchanged. We are seeking to provide investors with an above-average dividend yield, better growth in income than the market as a whole and attractive capital appreciation. To accomplish this objective we employ two broad strategies. The first is to seek companies trading at an above-average yield that also feature a compelling valuation based on cash flow. The combination of these factors typically indicates skepticism regarding some aspect of a company’s future prospects, and is a fertile hunting ground for attractive investments. To enhance the return profile of this strategy and incrementally mitigate value trap risk we apply the additional criteria of being able to grow income to shareholders at a faster rate than average rate over time. The second broad strategy centers on companies with the potential to grow their dividend at a rate well above the market over a multi-year period. We focus on two sub-groups within this strategy. First, companies in the midst of a change in the social contract with shareholders whereby capital management and return of capital is being increasingly emphasized, is a sub-group focus. Such a substantial increase in payout drives growth in income, and a possibility for a positive re-rating due to a more favorable stance toward shareholders. The second sub-group focuses on rapid dividend growth at a reasonable price. This growth can come from either a durable pace of notably above-average earnings growth, or a combination of strong earnings growth and a steadily increasing payout of earnings to shareholders. We have no prescriptive policy with respect to how the Fund will be positioned across these approaches, beyond the general viewpoint that over time the majority of the Fund’s assets are expected to be deployed in the high yield, attractive valuation arena as this is generally the most robust universe of

2016	ANNUAL REPORT	43

MANAGEMENT DISCUSSION	DIVIDEND OPPORTUNITIES FUND

(UNAUDITED)

opportunities. However, if at times we find dividend growth focused names feature greater return potential or more attractive fundamental characteristics our approach would skew more toward this direction (though we would generally not expect this area to be the bulk of the Fund’s assets over time).

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investments. Dividend-paying instruments may not experience the same price appreciation as non-dividend paying investments. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend paid by the company may fluctuate significantly. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Waddell & Reed Advisors Dividend Opportunities Fund’s performance.

44	ANNUAL REPORT	2016

PORTFOLIO HIGHLIGHTS	DIVIDEND OPPORTUNITIES FUND

ALL DATA IS AS OF JUNE 30, 2016 (UNAUDITED)

Asset Allocation

Stocks	88.9%
Financials	16.7%
Health Care	14.8%
Information Technology	13.3%
Industrials	13.1%
Consumer Discretionary	9.4%
Consumer Staples	8.4%
Energy	6.9%
Materials	5.3%
Utilities	1.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	11.1%

Lipper Rankings

Category: Lipper Equity Income Funds	Rank	Percentile
1 Year	311/518	60
3 Year	229/427	54
5 Year	249/312	80
10 Year	163/208	78

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Pfizer, Inc.	Health Care	Pharmaceuticals
Microsoft Corp.	Information Technology	Systems Software
Teva Pharmaceutical Industries Ltd. ADR	Health Care	Pharmaceuticals
JPMorgan Chase & Co.	Financials	Other Diversified Financial Services
Crown Castle International Corp.	Financials	Specialized REITs
Philip Morris International, Inc.	Consumer Staples	Tobacco
General Electric Co.	Industrials	Industrial Conglomerates
Comcast Corp., Class A	Consumer Discretionary	Cable & Satellite
CVS Caremark Corp.	Consumer Staples	Drug Retail
Corrections Corp. of America	Industrials	Commercial Printing

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2016	ANNUAL REPORT	45

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DIVIDEND OPPORTUNITIES FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 6-30-16	-4.58%	-3.46%	0.38%	1.56%
5-year period ended 6-30-16	6.50%	6.39%	6.84%	8.14%
10-year period ended 6-30-16	4.49%	4.22%	4.20%	5.49%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

46	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	DIVIDEND OPPORTUNITIES FUND (in thousands)

JUNE 30, 2016

COMMON STOCKS	Shares	Value
Consumer Discretionary

Advertising – 1.5%
Omnicom Group, Inc.	105	$8,532

Apparel Retail – 0.6%
Limited Brands, Inc.	50	3,370

Cable & Satellite – 2.5%
Comcast Corp., Class A	219	14,247

Home Improvement Retail – 1.7%
Home Depot, Inc. (The)	76	9,692

Housewares & Specialties – 1.4%
Newell Rubbermaid, Inc.	165	8,009

Restaurants – 1.7%
McDonalds Corp.	82	9,862

Total Consumer Discretionary – 9.4%		53,712
Consumer Staples

Brewers – 1.6%
Anheuser-Busch InBev S.A. ADR	71	9,395

Drug Retail – 2.3%
CVS Caremark Corp.	138	13,236

Packaged Foods & Meats – 1.8%
Unilever plc (A)	212	10,161

Tobacco – 2.7%
Philip Morris International, Inc.	154	15,624

Total Consumer Staples – 8.4%		48,416
Energy

Integrated Oil & Gas – 1.9%
Suncor Energy, Inc.	395	10,958

Oil & Gas Equipment & Services – 1.1%
Halliburton Co.	138	6,263

Oil & Gas Exploration & Production – 3.9%
Noble Energy, Inc.	330	11,821
Occidental Petroleum Corp.	139	10,480

		22,301

Total Energy – 6.9%		39,522
Financials

Diversified Banks – 1.7%
Wells Fargo & Co.	205	9,707

Industrial REITs – 1.8%
ProLogis	213	10,448

Investment Banking & Brokerage – 0.7%
Morgan Stanley	158	4,117

COMMON STOCKS (Continued)	Shares	Value
Multi-Line Insurance – 1.9%
American International Group, Inc.	211	$11,149

Other Diversified Financial Services – 4.8%
Citigroup, Inc.	162	6,872
JPMorgan Chase & Co.	335	20,797

		27,669

Property & Casualty Insurance – 1.9%
ACE Ltd.	82	10,692

Regional Banks – 0.3%
PNC Financial Services Group, Inc. (The)	20	1,632

Specialized REITs – 3.6%
Communications Sales & Leasing, Inc.	167	4,822
Crown Castle International Corp.	155	15,737

		20,559

Total Financials – 16.7%		95,973
Health Care

Health Care Equipment – 2.1%
Medtronic plc	139	12,081

Managed Health Care – 1.4%
Anthem, Inc.	64	8,386

Pharmaceuticals – 11.3%
Bristol-Myers Squibb Co.	167	12,297
Pfizer, Inc.	888	31,279
Teva Pharmaceutical Industries Ltd. ADR	420	21,079

		64,655

Total Health Care – 14.8%		85,122
Industrials

Aerospace & Defense – 4.0%
BAE Systems plc (A)	1,093	7,648
Boeing Co. (The)	36	4,708
Honeywell International, Inc.	90	10,492

		22,848

Commercial Printing – 2.3%
Corrections Corp. of America	371	12,989

Industrial Conglomerates – 2.6%
General Electric Co.	468	14,717

Industrial Machinery – 1.2%
Eaton Corp.	121	7,209

Railroads – 2.0%
Union Pacific Corp.	129	11,290

COMMON STOCKS (Continued)	Shares	Value
Research & Consulting Services – 1.0%
Nielsen Holdings plc	116	$6,052

Total Industrials – 13.1%		75,105
Information Technology

Communications Equipment – 1.9%
Harris Corp.	132	10,977

Data Processing & Outsourced Services – 1.6%
Paychex, Inc.	157	9,336

Semiconductor Equipment – 2.3%
Applied Materials, Inc.	539	12,915

Semiconductors – 3.8%
Cypress Semiconductor Corp.	970	10,231
Texas Instruments, Inc.	180	11,289

		21,520

Systems Software – 3.7%
Microsoft Corp.	420	21,504

Total Information Technology – 13.3%		76,252
Materials

Diversified Chemicals – 2.2%
Dow Chemical Co. (The)	43	2,127
PPG Industries, Inc.	102	10,608

		12,735

Industrial Gases – 1.6%
Air Products and Chemicals, Inc.	64	9,065

Paper Products – 1.5%
International Paper Co.	201	8,523

Total Materials – 5.3%		30,323
Utilities

Electric Utilities – 1.0%
PPL Corp.	146	5,519

Total Utilities – 1.0%		5,519

TOTAL COMMON STOCKS – 88.9%		$509,944
(Cost: $395,144)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 9.4%
BorgWarner, Inc.,
0.700%, 7–6–16	$5,000	5,000
Campbell Soup Co.,
0.750%, 7–21–16	5,000	4,998
CVS Health Corp.,
0.630%, 7–1–16	5,000	5,000
Harley-Davidson Financial Services (GTD by Harley-Davidson Credit Corp.),
0.750%, 7–25–16	5,000	4,997

2016	ANNUAL REPORT	47

SCHEDULE OF INVESTMENTS	DIVIDEND OPPORTUNITIES FUND (in thousands)

JUNE 30, 2016

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (B) (Continued)
J.M. Smucker Co. (The),
0.620%, 7–6–16	$10,000	$9,999
NBCUniversal Enterprise, Inc.,
0.750%, 7–20–16	5,000	4,998
Shell International Finance B.V. (GTD by Royal Dutch Shell plc),
0.510%, 7–1–16	2,500	2,500
St. Jude Medical, Inc.,
0.650%, 7–1–16	2,236	2,236
Wisconsin Electric Power Co.,
0.480%, 7–5–16	9,000	8,999
Wisconsin Gas LLC,
0.470%, 7–7–16	5,000	4,999

		53,726

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 0.4%
Toyota Motor Credit Corp.,
0.590%, 7–6–16 (C)	$2,434	$2,434

United States Government Agency Obligations – 1.2%
Overseas Private Investment Corp. (GTD by U.S. Government),
0.600%, 7–6–16 (C)	6,884	6,884

TOTAL SHORT-TERM SECURITIES – 11.0%		$63,044
(Cost: $63,046)

TOTAL INVESTMENT SECURITIES – 99.9%		$572,988
(Cost: $458,190)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		644

NET ASSETS – 100.0%		$573,632

Notes to Schedule of Investments

(A)	Listed on an exchange outside the United States.

(B)	Rate shown is the yield to maturity at June 30, 2016.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2016. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2016. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$53,712	$—	$—
Consumer Staples	38,255	10,161	—
Energy	39,522	—	—
Financials	95,973	—	—
Health Care	85,122	—	—
Industrials	67,457	7,648	—
Information Technology	76,252	—	—
Materials	30,323	—	—
Utilities	5,519	—	—
Total Common Stocks	$492,135	$17,809	$—
Short-Term Securities	—	63,044	—
Total	$492,135	$80,853	$—

During the year ended June 30, 2016, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

REIT = Real Estate Investment Trusts

See Accompanying Notes to Financial Statements.

48	ANNUAL REPORT	2016

MANAGEMENT DISCUSSION	ENERGY FUND

(UNAUDITED)

David P. Ginther

Below, David P. Ginther, CPA, portfolio manager of Waddell & Reed Advisors Energy Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2016. Mr. Ginther has managed the Fund since its inception in 2006 and has 21 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2016
Energy Fund (Class A shares at net asset value)	–11.18%
Energy Fund (Class A shares including sales charges)	–16.28%
Benchmark(s) and/or Lipper Category
S&P 1500 Energy Sector Index	–5.50%
(generally reflects the performance of stocks that represent the energy market)
Lipper Natural Resources Funds Universe Average	–13.80%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value.

Volatile oil prices during the fiscal year

U.S. equities closed the fiscal year in positive territory, although the energy sector finished lower, as measured by its benchmark index. Moderate but steady U.S. economic growth, continued strength of the U.S. dollar and the slowing growth in China helped hold global oil prices in a fairly tight range, with volatile trading at times during the year. That volatility came to a head after the June 23 referendum in the U.K. in which voters approved a proposal to leave the European Union — the so-called “Brexit.”

Commodities prices weakened early in the fiscal year, but showed signs of stabilization in late 2015 and as 2016 got under way. West Texas Intermediate crude oil prices (the U.S. benchmark) may have found a floor during the first part of 2016, closing below $27 in February but above $51 in June on reduced supply expectations, a weaker U.S. dollar and continued demand growth. Inflation expectations continue to look well contained, although the consumer price index has trended slightly higher because of energy.

The U.S. Federal Reserve (Fed) lowered its forecast for gross domestic product growth early in the fiscal year, causing a rally in equity and bond markets based on the idea that interest rates would not increase until the second half of 2015. The Fed did act to hike short-term rates in December 2015 and stated its intent to do more increases in 2016 if economic data allowed. However, a combination of U.S. economic data indicating slower growth as well as global macro events held the Fed in check and it did not raise rates again by the end of the fiscal year.

China is one of the two largest importers of crude oil, exceeding 7 million barrels per day. Concerns about the pace of economic growth in China and overall in emerging markets, along with continued but slowing supply growth, increases in global inventories and the likely addition of more Iranian crude oil coming to market were factors in holding prices lower. China devalued its currency in August 2015, setting off another round of concerns about both global growth rates and China’s economy. China’s currency later was granted Special Drawing Rights status by the International Monetary Fund. China changed from a U.S. dollar base for its currency to a “basket” of currencies, which many investors think will help its competiveness against the dollar.

Fund feels effects of price drop

The Fund had a negative return for the fiscal year. It underperformed the benchmark index but slightly outperformed its peer group average, both of which also had negative returns. Fund performance improved in the first half of 2016, but those gains were not enough to offset losses in the latter half of 2015.

The Fund’s underperformance relative to the benchmark index primarily was because of industry selection in the integrated oil & gas industry. The Fund during the fiscal year had a heavier allocation to the “upstream” energy companies when compared to the benchmark, which holds what the portfolio manager considers to be an outsized allocation to large integrated oil companies. The Fund underweighted integrated oil companies this year. Historically, integrated companies often underperform when the energy sector performs well as a whole as it did during the first half of 2016, but these companies tend to do relatively better when the sector is in decline, as it was in the first seven months of the fiscal year.

The five greatest relative contributors to the Fund’s performance in the year were a lack of exposure to Kinder Morgan, as well as holdings in Parsley Energy, Continental Resources, ConocoPhillips and U.S. Silica Holdings. The five greatest

2016	ANNUAL REPORT	49

MANAGEMENT DISCUSSION	ENERGY FUND

(UNAUDITED)

relative detractors were Exxon Mobil Corp., Energy Transfer Equity L.P., Chevron Corp., Weatherford International and MPLX L.P. As of June 30, 2016, ConocoPhillips, Energy Transfer Equity L.P. and Weatherford International no longer were holdings in the Fund.

A focus on supply and demand

We think slow, steady economic growth and low inflation will continue in the U.S. in the coming year, maintaining the country’s position as a bright spot among developed countries. In our view, global economic growth also is likely to remain slow overall.

U.S. shale oil producers have significantly cut marginal costs. While we believe all U.S. shale offers opportunities, much of our focus is on the Permian Basin as the place production growth is most likely to continue. Companies there still are improving efficiency and productivity, and are reducing costs faster than in other, more mature shale areas.

We estimate the world is oversupplied by about 1.5% on total consumption of 95 million barrels per day (bpd). However, we think the year-over-year increase in global supply will continue to diminish, as output has slowed from producing countries outside the Organization of Petroleum Exporting Countries, led by U.S. shale producers. In December 2015, oil output in the continental U.S. fell on a year-over-year basis — a first since the onset of the shale renaissance.

We think current supply/demand factors and “headline” risks — the response from investors to news stories and world events — will hold down oil prices in the short term. We estimate oil demand will grow by about 1.0 million bpd on average each year for the next three to five years. Depending on the demand environment, we think the supply/demand imbalance will be corrected by late 2016 and a meaningful increase in capital expenditures within the oil industry could result in 2017.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater sector diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Waddell & Reed Advisors Energy Fund.

50	ANNUAL REPORT	2016

PORTFOLIO HIGHLIGHTS	ENERGY FUND

ALL DATA IS AS OF JUNE 30, 2016 (UNAUDITED)

Asset Allocation

Stocks	98.3%
Energy	95.5%
Information Technology	1.5%
Materials	1.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.7%

Lipper Rankings

Category: Lipper Natural Resources Funds	Rank	Percentile
1 Year	35/90	39
3 Year	21/75	28
5 Year	25/65	38
10 Year	10/50	20

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	94.6%
United States	92.0%
Other North America	2.6%
Europe	3.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.7%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Schlumberger Ltd.	United States	Energy	Oil & Gas Equipment & Services
Halliburton Co.	United States	Energy	Oil & Gas Equipment & Services
Continental Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production
Newfield Exploration Co.	United States	Energy	Oil & Gas Exploration & Production
Parsley Energy, Inc., Class A	United States	Energy	Oil & Gas Exploration & Production
Pioneer Natural Resources Co.	United States	Energy	Oil & Gas Exploration & Production
Cimarex Energy Co.	United States	Energy	Oil & Gas Exploration & Production
EOG Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production
Anadarko Petroleum Corp.	United States	Energy	Oil & Gas Exploration & Production
Concho Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production

See your advisor or www.waddell.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2016	ANNUAL REPORT	51

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	ENERGY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 6-30-16	-16.28%	-16.01%	-11.81%	-10.70%
5-year period ended 6-30-16	-3.83%	-4.13%	-3.48%	-2.17%
10-year period ended 6-30-16	1.54%	1.23%	1.34%	2.71%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

52	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	ENERGY FUND (in thousands)

JUNE 30, 2016

COMMON STOCKS	Shares	Value
Energy

Integrated Oil & Gas – 6.2%
Chevron Corp.	24	$2,490
Exxon Mobil Corp.	69	6,463
Royal Dutch Shell plc, Class A (A)	98	2,681
Suncor Energy, Inc.	135	3,746

		15,380

Oil & Gas Drilling – 2.5%
Patterson-UTI Energy, Inc.	298	6,348

Oil & Gas Equipment & Services – 24.6%
Baker Hughes, Inc.	169	7,647
Core Laboratories N.V.	53	6,535
FMC Technologies, Inc. (B)	46	1,215
Forum Energy Technologies, Inc. (B)	320	5,540
Halliburton Co.	265	11,988
Schlumberger Ltd.	161	12,738
Superior Energy Services, Inc.	396	7,281
U.S. Silica Holdings, Inc.	241	8,298

		61,242

Oil & Gas Exploration & Production – 52.3%
Anadarko Petroleum Corp.	172	9,167
Cimarex Energy Co.	81	9,683
Concho Resources, Inc. (B)	73	8,748
Continental Resources, Inc. (B)	250	11,338
Diamondback Energy, Inc. (B)	76	6,900
EOG Resources, Inc.	114	9,535
Gulfport Energy Corp. (B)	108	3,360
Laredo Petroleum Holdings, Inc. (B)	379	3,976
Marathon Oil Corp.	375	5,632
Memorial Resource Development Corp. (B)	221	3,508

COMMON STOCKS (Continued)	Shares	Value
Oil & Gas Exploration & Production (Continued)
Newfield Exploration Co. (B)	241	$10,625
Noble Energy, Inc.	171	6,130
Oasis Petroleum LLC (B)	647	6,047
Parsley Energy, Inc., Class A (B)	369	9,972
Pioneer Natural Resources Co.	65	9,821
RSP Permian, Inc. (B)	223	7,767
Whiting Petroleum Corp. (B)	561	5,198
WPX Energy, Inc. (B)	263	2,449

		129,856

Oil & Gas Refining & Marketing – 2.9%
Marathon Petroleum Corp.	28	1,073
Marathon Petroleum Corp. L.P.	90	3,040
Phillips 66	25	2,007
Tesoro Corp.	13	985

		7,105

Oil & Gas Storage & Transportation – 7.0%
Enbridge, Inc.	62	2,624
Enterprise Products Partners L.P.	149	4,352
Phillips 66 Partners L.P.	62	3,484
Shell Midstream Partners L.P.	36	1,202
Tallgrass Energy GP L.P., Class A	209	4,717
Valero Energy Partners L.P.	20	959

		17,338

Total Energy – 95.5%		237,269
Information Technology

Data Processing & Outsourced Services – 1.5%
Wright Express Corp. (B)	41	3,591

Total Information Technology – 1.5%		3,591

COMMON STOCKS (Continued)	Shares	Value
Materials

Specialty Chemicals – 1.3%
Flotek Industries, Inc. (B)	247	$3,265

Total Materials – 1.3%		3,265

TOTAL COMMON STOCKS – 98.3%		$244,125
(Cost: $201,679)

SHORT-TERM SECURITIES	Principal

Commercial Paper (C) – 1.6%
Kroger Co. (The),
0.570%, 7–1–16	$3,925	3,925

Master Note – 0.2%
Toyota Motor Credit Corp.,
0.590%, 7–6–16 (D)	522	522

TOTAL SHORT-TERM SECURITIES – 1.8%		$4,447
(Cost: $4,447)

TOTAL INVESTMENT SECURITIES – 100.1%		$248,572
(Cost: $206,126)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(208)

NET ASSETS – 100.0%		$248,364

Notes to Schedule of Investments

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Rate shown is the yield to maturity at June 30, 2016.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2016. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2016. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Energy	$234,588	$2,681	$—
Information Technology	3,591	—	—
Materials	3,265	—	—
Total Common Stocks	$241,444	$2,681	$—
Short-Term Securities	—	4,447	—
Total	$241,444	$7,128	$—

2016	ANNUAL REPORT	53

SCHEDULE OF INVESTMENTS	ENERGY FUND (in thousands)

JUNE 30, 2016

During the year ended June 30, 2016, securities totaling $2,283 were transferred from Level 1 to Level 2. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on June 30, 2016. Transfers out of Level 1 represent the values as of the beginning of the reporting period.

Country Diversification

(as a % of net assets)
United States	92.0%
Netherlands	2.6%
Canada	2.6%
United Kingdom	1.1%
Other+	1.7%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

54	ANNUAL REPORT	2016

MANAGEMENT DISCUSSION	GLOBAL GROWTH FUND

(UNAUDITED)

Sarah C. Ross

Below, Sarah C. Ross, CFA, portfolio manager of the Waddell & Reed Advisors Global Growth Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2016. Ms. Ross has 21 years of industry experience and has managed the Fund since August 2014.

Fiscal Year Performance

For the 12 Months Ended June 30, 2016
Waddell & Reed Advisors Global Growth Fund (Class A shares at net asset value)	–7.24%
Waddell & Reed Advisors Global Growth Fund (Class A shares including sales load)	–12.55%
Benchmark(s) and/or Lipper Category
MSCI World Index	–2.78%
(generally reflects the performance of securities markets around the world)
Lipper Global Large-Cap Growth Funds Universe Average	–2.54%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Markets continue to favor perceived safety

Global equity markets ended lower for the fiscal year ended June 30, 2016 on continued macroeconomic and political uncertainty. The most predominant theme throughout the 12-month window, reflected across global markets, was a continuation of investors’ desire for perceived safety. U.S. and Japanese government bond yields hit all-time lows during the period. On the global equity front, one of the few markets with positive returns during the fiscal year was the U.S., while China, Mexico and much of emerging markets underperformed. Within global equities, consumer staples and utilities outperformed by a wide margin as investors continued a long-running push towards more defensive sectors. Financials were particularly weak during the 12-month window as hopes of rising rates globally that would help financial profitability did not materialize due to the tepid growth environment.

While this trend towards safety was relevant throughout the year, it was more pronounced immediately following Britain’s decision to exit the European Union (EU) this June. Most of Europe underperformed on this fear and was under more pressure immediately following the yes vote. The long-term impact is still unclear, but our belief is that Britain’s decision to exit represents a general dissatisfaction surrounding the politics of the EU that has broader implications outside of Britain. Frustration surrounding a loss of national control for member countries around issues such as migration, border control and economic bailouts for certain regions paid for by all, extend beyond Britain and represents a longer term uncertainty to the EU. The result could be a continued delay in capital spending in the region and employment that has the potential to negatively affect corporate profits.

Performance for the year

The Fund underperformed its peer group average and benchmark, the MSCI World Index, for the fiscal year. Negative stock selection was the primary driver of underperformance and was very concentrated in two sectors — health care and, to a less degree, industrials. The Fund’s overweight to the biotechnology industry was also a significant driver of underperformance. Fears around government regulated pricing pressure and increased acquisition scrutiny in the space negatively impacted valuations. While pricing is more of a concern going forward, we believe the valuation differential between staples and health care is unsustainable. We also believe the stocks are adequately discounting risks. On the industrial side, negative stock selection was primarily driven by the rails. Canadian Pacific was negatively impacted by lower crude volume as energy prices came off of peak. On a positive note, stock selection in consumer discretionary was strong, driven by a large position in Amazon. The decision to materially underweight the underperforming financial sector helped as well.

Outlook

Despite the backdrop of a weakening global economy, we believe there are opportunities for growth within pockets of the market. We continue to favor the middle-income consumer globally with most of our consumer exposure in the U.S. and China. Unemployment in the U.S. is as low as it has been since the financial crisis, and consumers continue to spend on discretionary items. In China, while luxury goods are still under intense pressure in the aftermath of the anti-corruption campaign, demand for household items continues to increase. We believe the loosening of the one child policy could be another boost to incremental household spending. We prefer exposure to consumer areas that are likely to have an

2016	ANNUAL REPORT	55

MANAGEMENT DISCUSSION	GLOBAL GROWTH FUND

(UNAUDITED)

incremental boost from secular share gains such as the shift to online retailing from bricks and mortar as well as the secular shift in many regions towards travel. We remain underweight consumer staples and materials. We believe health care can offer sustainable earnings growth and relative value in this uncertain environment.

Despite uncertainties in the market, we believe our portfolio of strong global growers with sustainable competitive advantages and unique products that serve large end markets can drive shareholder value over time.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Global Growth Fund’s performance.

56	ANNUAL REPORT	2016

PORTFOLIO HIGHLIGHTS	GLOBAL GROWTH FUND

ALL DATA IS AS OF JUNE 30, 2016 (UNAUDITED)

Asset Allocation

Stocks	93.7%
Information Technology	25.1%
Health Care	24.9%
Consumer Discretionary	17.1%
Industrials	10.6%
Consumer Staples	8.3%
Energy	3.7%
Telecommunication Services	2.5%
Financials	1.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	6.3%

Lipper Rankings

Category: Lipper Global Large-Cap Growth Funds	Rank	Percentile
1 Year	88/117	75
3 Year	75/98	76
5 Year	62/70	88
10 Year	32/51	62

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	60.1%
United States	58.6%
Other North America	1.5%
Europe	19.7%
Germany	4.8%
United Kingdom	3.8%
Netherlands	3.6%
France	3.5%
Other Europe	4.0%
Pacific Basin	10.4%
China	9.1%
Other Pacific Basin	1.3%
Other	2.3%
South America	1.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	6.3%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Amazon.com, Inc.	United States	Consumer Discretionary	Internet Retail
Visa, Inc., Class A	United States	Information Technology	Data Processing & Outsourced Services
Alphabet, Inc., Class C	United States	Information Technology	Internet Software & Services
Allergan plc	United States	Health Care	Pharmaceuticals
JD.com, Inc. ADR	China	Consumer Discretionary	Internet Retail
Anthem, Inc.	United States	Health Care	Managed Health Care
Fresenius SE & Co. KGaA	Germany	Health Care	Health Care Services
MasterCard, Inc., Class A	United States	Information Technology	Data Processing & Outsourced Services
Tencent Holdings Ltd.	China	Information Technology	Internet Software & Services
J.B. Hunt Transport Services, Inc.	United States	Industrials	Trucking
See your advisor or www.waddell.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2016	ANNUAL REPORT	57

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	GLOBAL GROWTH FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 6-30-16	-12.55%	-12.04%	-8.32%	-6.89%
5-year period ended 6-30-16	2.53%	2.08%	2.63%	4.15%
10-year period ended 6-30-16	3.84%	3.39%	3.38%	4.89%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

58	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	GLOBAL GROWTH FUND (in thousands)

JUNE 30, 2016

COMMON STOCKS	Shares	Value
Belgium

Consumer Staples – 2.5%
InBev N.V.	115	$15,255

Total Belgium – 2.5%		$15,255
Brazil

Information Technology – 1.2%
MercadoLibre, Inc.	52	7,329

Total Brazil – 1.2%		$7,329
Canada

Industrials – 1.5%
Canadian Pacific Railway Ltd.	69	8,938

Total Canada – 1.5%		$8,938
China

Consumer Discretionary – 3.3%
JD.com, Inc. ADR (A)	966	20,505

Industrials – 0.4%
CAR, Inc. (A)	2,228	2,178

Information Technology – 5.4%
Alibaba Group Holding Ltd. ADR (A)	196	15,606
Tencent Holdings Ltd.	760	17,444

		33,050

Total China – 9.1%		$55,733
France

Consumer Staples – 0.7%
Pernod Ricard	38	4,228

Industrials – 2.8%
European Aeronautic Defence and Space Co.	186	10,666
Safran	97	6,508

		17,174

Total France – 3.5%		$21,402
Germany

Consumer Discretionary – 1.7%
Continental AG	56	10,614

Health Care – 3.1%
Fresenius SE & Co. KGaA	259	19,020

Total Germany – 4.8%		$29,634
India

Consumer Staples – 1.3%
ITC Ltd.	1,407	7,704

Total India – 1.3%		$7,704

COMMON STOCKS (Continued)	Shares	Value
Ireland

Health Care – 1.5%
Medtronic plc	109	$9,422

Total Ireland – 1.5%		$9,422

Israel

Health Care – 2.3%
Teva Pharmaceutical Industries Ltd. ADR	277	13,922

Total Israel – 2.3%		$13,922
Netherlands

Consumer Discretionary – 1.0%
Koninklijke Philips Electronics N.V., Ordinary Shares	247	6,140

Information Technology – 2.6%
ASML Holding N.V., NY Registry Shares	76	7,577
NXP Semiconductors N.V. (A)	105	8,237

		15,814

Total Netherlands – 3.6%		$21,954
United Kingdom

Financials – 1.5%
Prudential plc	545	9,246

Health Care – 2.3%
Shire plc	232	14,318

Total United Kingdom – 3.8%		$23,564
United States

Consumer Discretionary – 11.1%
Amazon.com, Inc. (A)	43	30,519
Carnival Corp.	234	10,340
Home Depot, Inc. (The)	91	11,607
Limited Brands, Inc.	132	8,892
TripAdvisor, Inc. (A)	104	6,691

		68,049

Consumer Staples – 3.8%
Coca-Cola Co. (The)	299	13,537
Kraft Foods Group, Inc.	106	9,382

		22,919

Energy – 3.7%
Halliburton Co.	300	13,606
Schlumberger Ltd.	117	9,264

		22,870

Health Care – 15.7%
Acadia Healthcare Co., Inc. (A)	207	11,493
Allergan plc (A)	95	21,932
Anthem, Inc.	155	20,408
Biogen, Inc. (A)	35	8,499
Bristol-Myers Squibb Co.	108	7,959

COMMON STOCKS (Continued)	Shares	Value
Health Care (Continued)
Gilead Sciences, Inc.	121	$10,077
HCA Holdings, Inc. (A)	204	15,698

		96,066

Industrials – 5.9%
J.B. Hunt Transport Services, Inc.	212	17,172
Kansas City Southern	82	7,368
Rockwell Collins, Inc.	132	11,270

		35,810

Information Technology – 15.9%
Alphabet, Inc., Class C (A)	35	24,399
Cognizant Technology Solutions Corp., Class A (A)	195	11,144
Facebook, Inc., Class A (A)	133	15,142
MasterCard, Inc., Class A	204	17,923
Visa, Inc., Class A	386	28,632

		97,240

Telecommunication Services – 2.5%
Level 3 Communications, Inc. (A)	301	15,518

Total United States – 58.6%		$358,472

TOTAL COMMON STOCKS – 93.7%		$573,329
(Cost: $522,539)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 5.8%
CVS Health Corp.
0.630%, 7–1–16	$4,000	4,000
DTE Energy Co. (GTD by Detroit Edison Co.)
0.580%, 7–6–16	5,000	4,999
Ecolab, Inc.
0.620%, 7–1–16	1,000	1,000
Kellogg Co.
0.710%, 7–6–16	5,000	4,999
Kroger Co. (The)
0.600%, 7–5–16	5,000	5,000
McCormick & Co., Inc.
0.570%, 7–1–16	2,500	2,500
Sonoco Products Co.
0.650%, 7–1–16	5,000	5,000
W.W. Grainger, Inc.:
0.370%, 7–19–16	5,000	4,999
0.380%, 7–27–16	3,000	2,999

		35,496

Master Note – 0.5%
Toyota Motor Credit Corp.
0.590%, 7–6–16 (C)	3,008	3,008

2016	ANNUAL REPORT	59

SCHEDULE OF INVESTMENTS	GLOBAL GROWTH FUND (in thousands)

JUNE 30, 2016

SHORT-TERM SECURITIES (Continued)	Principal	Value
United States Government Agency Obligations – 0.6%
Overseas Private Investment Corp. (GTD by U.S. Government)
0.420%, 7–7–16 (C)	$3,781	$3,781

TOTAL SHORT-TERM SECURITIES – 6.9%		$42,285
(Cost: $42,286)

TOTAL INVESTMENT SECURITIES – 100.6%		$615,614
(Cost: $564,825)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.6)%		(3,607)

NET ASSETS – 100.0%		$612,007

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at June 30, 2016.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2016. Date shown represents the date that the variable rate resets.

The following forward foreign currency contracts were outstanding at June 30, 2016:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Euro	42,600	U.S. Dollar	47,365	7–25–16	Citibank N.A.	$54	$—

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2016. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$88,554	$16,754	$—
Consumer Staples	22,919	27,187	—
Energy	22,870	—	—
Financials	—	9,246	—
Health Care	119,410	33,338	—
Industrials	44,748	19,352	—
Information Technology	135,989	17,444	—
Telecommunication Services	15,518	—	—
Total Common Stocks	$450,008	$123,321	$—
Short-Term Securities	—	42,285	—
Total	$450,008	$165,606	$—
Forward Foreign Currency Contracts	$—	$54	$—

During the year ended June 30, 2016, securities totaling $119,760 were transferred from Level 1 to Level 2. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on June 30, 2016. Transfers out of Level 1 represent the values as of the beginning of the reporting period.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

60	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	GLOBAL GROWTH FUND (in thousands)

JUNE 30, 2016

Market Sector Diversification

(as a % of net assets)
Information Technology	25.1%
Health Care	24.9%
Consumer Discretionary	17.1%
Industrials	10.6%
Consumer Staples	8.3%
Energy	3.7%
Telecommunication Services	2.5%
Financials	1.5%
Other+	6.3%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	61

MANAGEMENT DISCUSSION	NEW CONCEPTS FUND

(UNAUDITED)

Kimberly A. Scott

Below, Kimberly A. Scott, CFA, portfolio manager of Waddell & Reed Advisors New Concepts Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2016. She has managed the Fund since 2001 and has 29 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2016
Waddell & Reed Advisors New Concepts Fund (Class A shares at net asset value)	–7.25%
Waddell & Reed Advisors New Concepts Fund (Class A shares including sales charges)	–12.61%
Benchmark(s) and/or Lipper Category
Russell Midcap Growth Index	–2.14%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)
Lipper Mid-cap Growth Funds Universe Average	–6.71%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

The mid-cap growth sector of the market as measured by Russell Midcap Growth Index, the Fund’s benchmark, lost 2.14% in the 12-month period ended June 30, 2016. During this same period, the Waddell & Reed Advisors New Concepts Fund lost 7.25%. The Fund underperformed its benchmark and peer group during the fiscal period.

Contributors and detractors over the period

The primary factors in the Fund’s underperformance were stock selection issues in the consumer discretionary and consumer staples sectors. Other factors that were detractors to performance were weakness in the Fund’s financials stocks, particularly bank stock holdings, and minor underperformance in technology. Utilities performed well for the index but the Fund had no exposure to this sector. The Fund’s cash position, which averaged approximately one-half percent across the fiscal year, was six basis points negative to performance, while the performance of the equity options was nineteen basis points negative to performance. All other sectors contributed positively to relative performance, with the greatest positive impacts from the health care, materials, industrials and energy sectors. The Fund’s lack of exposure to telecommunications was neutral to performance for the period.

The Fund’s consumer discretionary sector exposure was the largest negative detraction to the Fund’s return for the fiscal year. We were underweight this underperforming sector, but exposure to retail and related sectors was a liability for the Fund in a 12-month period when e-commerce activity accelerated, taking market share and requiring many retailers to step up investment to try to maintain competitiveness and relevance to consumers. These costs and higher labor expense pressured the profitability of many companies in the portfolio, including Bed Bath and Beyond Inc., DSW, Inc. and Williams-Sonoma. Other key factors significantly impacting retailers were weak demand in emerging markets and the appreciation of the dollar, which hurt many retailers based both on currency translation effects and the ultimate negative impact on travel to the U.S. and related demand for retail goods in flagship stores in markets such as New York City. Companies in the portfolio that struggled related to these issues included Tiffany & Company, Polo Ralph Lauren Corp., Burberry Group and Kate Spade & Company. Another notably weak name in consumer discretionary was Polaris Industries, a manufacturer and marketer of all-terrain vehicles, Indian motorcycles and snowmobiles. Weakness in energy and agriculture began to hurt demand for the company’s products in the last half of 2015, and then a very warm and mild start to winter in many of its key markets piled on as we closed out the calendar year and began 2016. BorgWarner, which manufactures automotive components and systems, was weak in response to the Volkswagen diesel engine emissions scandal, in addition to concerns about auto sales rolling over in the U.S. In contrast, several consumer discretionary names held by the Fund performed well last fiscal year. Companies such as Mattel, which posted a very strong return after a prolonged period of weakness, Ulta Salon, Cosmetics & Fragrance (no longer a holding), Lululemon Athletica, the women’s athletic clothing retailer, Tractor Supply, the lifestyle retailer of farm and ranch products, and Under Armour, Inc., the fast-growing athletic apparel company, generated strong positive returns last fiscal year. The greater domestic market exposure for most of these names was a benefit to their businesses versus many other companies.

The Fund’s consumer staples names were broadly weak over the past fiscal year, and contributed significantly to portfolio underperformance. We were underweight a strongly outperforming group, and had stock selection issues. The issues were varied. Both Hain Celestial Group and Whole Foods Market struggled related largely to competitive pressures in the market for organic and natural foods. Both of these companies have been highly successful leaders in the growth of this industry, setting a pace and example that has fostered competition. We believe these companies will continue to lead in this robust

62	ANNUAL REPORT	2016

sector, which the stocks will once again reflect as management teams address the nearer term dislocations and questions about their positions in the marketplace. Blue Buffalo Pet Products, which produces and sells pet food made from natural ingredients, made little progress in the past 11 months since its initial public offering, but like Hain and Whole Foods, is a leader in its category, as evidenced by the strong business results the company has reported in recent quarters. Mead Johnson Nutrition Company, the maker of Enfamil infant formula and a stellar consumer product company, struggled over the past fiscal year related to competitive issues in China, significant changes in product distribution patterns in that country, and the foreign currency translation impact of a strong dollar. The stock was weak for much of the period, but was able to make a nice positive contribution to portfolio performance more recently.

The Fund’s financials names also underperformed in the past 12-month fiscal period, largely as bank stocks weakened into the end of the performance period. Persistent declines in interest rates have weighed on the stocks of many banks, including Signature Bank and Northern Trust. UMB Financial Corp. (no longer a holding) experienced weakness in its asset management business, which offset long-term growth at the bank. First Republic Bank was an exception, as ongoing strength in its West and East Coast markets has benefitted the stock. CME Group was another strong performer in the financials group, as its business benefits from hedging activities in the fixed income, equities and commodities markets.

Puts and takes in the Fund’s technology names generated a small negative contribution to performance, with the underperformance coming from a number of names, including Pandora Media, Teradata Corp. (no longer a holding), GrubHub, Inc., ServiceNow, Harris Corp. and Alliance Data Systems (no longer a holding). We were also underweight the strong semiconductor and computer services sectors. One of our biggest disappointments in the technology sector this fiscal year was Pandora, the internet radio service company. The stock struggled for much of the period under the weight of concern about a 2015 Copyright Royalty Board rate decision. That decision materialized as a neutral to positive factor for Pandora’s business going forward, as we expected, but the stock continued to be weak as concerns mounted regarding the company’s future investments to expand and diversify its business. We continue to believe that Pandora is the premier asset in the internet radio space with a strong and growing commercial opportunity. We retain the name in the portfolio. Weakness in Teradata continued related to concerns about its place in a rapidly changing computing and storage infrastructure. We had some stocks that performed very well in the group over that past 12-month fiscal period, including Electronic Arts, SanDisk Corp. (no longer a holding), which received a buyout offer, Ellie Mae, Inc., a rapidly growing software-as-a-service provider to the mortgage industry, Microchip Technology and Skyworks Solutions (no longer a holding), both semiconductor manufacturers, Co-Star Group, which makes software for the commercial real estate industry, and Trimble Navigation Limited, a recent re-addition to the portfolio.

The Fund’s health care stocks made the strongest positive contribution to performance, largely based on stock selection. We were overweight this underperforming group, and Fund names delivered significantly better performance that those in the benchmark, in a weak stock market tape for health care stocks. Many Fund stocks in this well-diversified group of holdings posted positive returns for the fiscal year. Positive contribution came from Intuitive Surgical, which sells the daVinci surgical robot systems, Align Technology, the maker of Invisilign braces, Henry Schein, Inc., a long-term holding in the Fund, Incyte Corp. (no longer a holding), a biotechnology stock that we have sold, Laboratory Corporation of America, a clinical diagnostics company, and Edwards Lifesciences Corp., a relatively recent addition to the Fund. Weakness in the group was led by biotechnology names, including Alkermes Plc., Biomarin and Acadia Healthcare Co. Alkermes, in particular, was very weak in the middle part of the fiscal period following disappointing data related to a clinical trial for a new drug to treat depression. The company is doing additional research on this drug and is confident in its ultimate success. Alkermes has a strong base business of central nervous system compounds, and a sizeable pipeline of new drugs. The health care sector continues to offer opportunities for both growth and defensiveness, often in the same name. We added aspects of both to the sector last year with purchases of Laboratory Corporation of America, a moderately growing laboratory diagnostics business, and Edwards Lifesciences, an innovator in the area of heart valves.

While materials generally underperformed, the Fund’s materials exposure outperformed the index on the back of a takeout in one of our two names, Valspar Corporation, which is being acquired by Sherwin-Williams (both no longer holdings). Scotts Miracle-Gro Corp. also delivered a strong positive return on strength in its business.

The Fund’s industrials exposure added 69 basis points of performance in the past 12-month period. We were underweight the industrials sector and our names rose over 6% in value as a group, while the sector in the index posted a very small gain. We had reduced our exposure to energy-related industrial companies, which was a benefit to performance. Still, those names, including Flowserve and Joy Global, among others, had a negative impact on the group in the portfolio and are no longer holdings. Names that performed well and helped deliver the outperformance included Fortune Brands Home & Security, which is benefitting from a better housing economy related to its sale of cabinets, faucets, and its Master Lock security products; Fastenal Company, a long term holding in the Fund, and IDEX Corp. both with improving performance based on optimism for demand for its products related to improvements in the energy and manufacturing areas of our economy; and Verisk Analytics and Expeditors International, both business services companies with relatively consistent operating models.

2016	ANNUAL REPORT	63

MANAGEMENT DISCUSSION	NEW CONCEPTS FUND

(UNAUDITED)

Our energy names were weak across the board, yet the Fund outperformed the energy sector in the index. We were overweight this underperforming group throughout a very tumultuous year for energy investors, a fact which helped swing performance favorably as oil prices rebounded throughout the first half of 2016. We eliminated a number of positions in the portfolio in the last half of 2015, including Oasis Petroleum and Southwestern Energy, but retained positions in four other energy companies, all of which have had strong recoveries off the low points for the stocks last fiscal year, and we expect the recovery to continue as the energy patch begins to get back to work over the next few years at a higher level of activity. The Fund’s lack of exposure to both the utilities and telecommunications sectors was slightly negative to performance by two basis points combined.

For the past fiscal year, the Fund was overweight health care, financials and energy, and underweight consumer staples, materials, consumer discretionary, industrials, telecommunications and utilities relative to the index.

Outlook

Our outlook for the stock market remains cautiously constructive, as it has been for much of the fiscal year. The U.S. economy is in a growth — albeit a slow growth — mode. Economies elsewhere in the world remain challenged, which restricts the ultimate strength of U.S. companies and the economy. Europe has shown signs of recovery, while China has become a bigger drag on world economic progress, and Latin America remains broadly weak. There have been more stresses on the earnings outlook for U.S. companies than we have seen in a considerable period of time. While much of this stress emanated in the energy sector earlier in the fiscal year, the negative feedback loop associated with energy-related employment and spending has had a broader impact on economic growth and corporate health across many sectors. The strengthening dollar has been another source of earnings pressure on many companies. This impact will subside as the year progresses, given current exchange rates. Labor costs are also drifting higher. Earnings have struggled to progress for much of the past 18 months. The significant decline in stock prices since May 2015 has done much to improve the valuations and investability of many stocks, but much of the market, particularly leading edge growth companies, remain expensive by our calculations. The markets do seem to have gotten some relief from the ongoing uncertainty regarding the course rate hikes by the Federal Reserve, but this topic always promises to add another level of uncertainty and volatility to the stock market.

Our cautiously constructive outlook is based on our confidence that the positives we see in the economy — greater employment, an improving housing market, low energy prices, more accommodative lending, supportive demographic trends — will be enough to offset the negatives to earnings, allowing earnings and stock prices to move higher. We think these positives will outweigh the negatives as we progress through the remainder of the fiscal year. We think that the ongoing positive but slow rate of growth in the economy will drive greater demand from investors for the stocks of clearly differentiated growth companies who can deliver superior earnings performance independent of any sluggishness in the overall economy. We think the markets could trend more defensively, as well, in terms of both earnings stability and creditworthiness. This will be a response to any increases in interest rates that might come as a result of firmer economic growth, and also because of concerns around simmering debt issues around the world. Valuation will be a concern if earnings growth is less certain and debt issues weigh, but could move upward if underlying economic trends in the U.S. continue to improve through better employment growth, a stronger housing market, and any long hoped for improvement in capital spending. Our preference for high-quality growth companies with stable and sustainable earnings profiles and strong balance sheets will serve our investors well should the economy struggle to regain a faster growth rate as it progresses throughout the remainder of 2016.

We will continue to invest in well-managed growth companies in the key growth areas of the economy, including health care, technology, consumer discretionary, some aspects of consumer staples, financials and industrials. We are overweight the health care sector, an area where we find many vibrant growth stock opportunities. We are pleased with the Fund’s energy overweight, as we think oil prices are likely to trend higher based on downtrends in production and supply and growing demand. We are most likely to add to Fund weightings in technology and consumer discretionary, and possibly industrials, over the next three to six months.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more-established companies. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. These and other risks are more fully described in the Fund’s prospectus.

64	ANNUAL REPORT	2016

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors New Concepts Fund’s performance.

2016	ANNUAL REPORT	65

PORTFOLIO HIGHLIGHTS	NEW CONCEPTS FUND

ALL DATA IS AS OF JUNE 30, 2016 (UNAUDITED)

Asset Allocation

Stocks	99.3%
Consumer Discretionary	21.0%
Information Technology	20.0%
Health Care	17.9%
Industrials	15.8%
Financials	10.6%
Consumer Staples	7.5%
Energy	5.2%
Materials	1.3%
Purchased Options	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.7%

Lipper Rankings

Category: Lipper Mid-Cap Growth Funds	Rank	Percentile
1 Year	203/396	52
3 Year	243/355	69
5 Year	231/317	73
10 Year	44/228	20

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Fastenal Co.	Industrials	Trading Companies & Distributors
Intuitive Surgical, Inc.	Health Care	Health Care Equipment
Zoetis, Inc.	Health Care	Pharmaceuticals
CoStar Group, Inc.	Industrials	Research & Consulting Services
Mead Johnson Nutrition Co.	Consumer Staples	Packaged Foods & Meats
Microchip Technology, Inc.	Information Technology	Semiconductors
Electronic Arts, Inc.	Information Technology	Home Entertainment Software
CME Group, Inc.	Financials	Specialized Finance
Northern Trust Corp.	Financials	Asset Management & Custody Banks
Tractor Supply Co.	Consumer Discretionary	Specialty Stores

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

66	ANNUAL REPORT	2016

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	NEW CONCEPTS FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 6-30-16	-12.61%	-11.42%	-8.07%	-6.91%
5-year period ended 6-30-16	5.38%	5.35%	5.66%	7.04%
10-year period ended 6-30-16	7.68%	7.35%	7.30%	8.76%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2016	ANNUAL REPORT	67

SCHEDULE OF INVESTMENTS	NEW CONCEPTS FUND (in thousands)

JUNE 30, 2016

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel Retail – 1.1%
DSW, Inc., Class A	817	$17,312

Apparel, Accessories & Luxury Goods – 3.8%
Burberry Group plc (A)	992	15,436
Kate Spade & Co. (B)	864	17,807
lululemon athletica, Inc. (B)	285	21,014
Under Armour, Inc., Class A (B)	183	7,325

		61,582

Auto Parts & Equipment – 1.3%
BorgWarner, Inc.	718	21,194

Homebuilding – 1.7%
D.R. Horton, Inc.	896	28,212

Homefurnishing Retail – 2.8%
Bed Bath & Beyond, Inc.	511	22,086
Williams-Sonoma, Inc.	430	22,413

		44,499

Internet Retail – 1.1%
TripAdvisor, Inc. (B)	270	17,369

Leisure Products – 3.8%
Mattel, Inc. (C)	1,045	32,683
Polaris Industries, Inc.	354	28,937

		61,620

Restaurants – 1.9%
Dunkin’ Brands Group, Inc. (C)	708	30,865

Specialty Stores – 3.5%
Tiffany & Co.	373	22,641
Tractor Supply Co.	376	34,304

		56,945

Total Consumer Discretionary – 21.0%		339,598
Consumer Staples

Food Retail – 1.8%
Whole Foods Market, Inc.	935	29,924

Packaged Foods & Meats – 5.7%
Blue Buffalo Pet Products, Inc. (B)	701	16,363
Hain Celestial Group, Inc. (The) (B)	644	32,063
Mead Johnson Nutrition Co. (C)	478	43,401

		91,827

Total Consumer Staples – 7.5%		121,751
Energy

Oil & Gas Exploration & Production – 5.2%
Cabot Oil & Gas Corp.	726	18,690
Cimarex Energy Co.	170	20,241
Continental Resources, Inc. (B)	599	27,138
Noble Energy, Inc.	527	18,897

		84,966

Total Energy – 5.2%		84,966

COMMON STOCKS (Continued)	Shares	Value
Financials

Asset Management & Custody Banks – 3.2%
Northern Trust Corp.	581	$38,466
Oaktree Capital Group LLC	313	14,021

		52,487

Insurance Brokers – 1.5%
Willis Towers Watson plc	200	24,881

Regional Banks – 3.4%
First Republic Bank	404	28,249
Signature Bank (B)	209	26,146

		54,395

Specialized Finance – 2.5%
CME Group, Inc.	413	40,256

Total Financials – 10.6%		172,019
Health Care

Biotechnology – 4.5%
ACADIA Pharmaceuticals, Inc. (B)	374	12,125
Alkermes plc (B)	535	23,112
BioMarin Pharmaceutical, Inc. (B)	261	20,296
Medivation, Inc. (B)	275	16,560

		72,093

Health Care Distributors – 1.0%
Henry Schein, Inc. (B)	92	16,198

Health Care Equipment – 4.8%
Edwards Lifesciences Corp. (B)	293	29,181
Intuitive Surgical, Inc. (B)	74	48,796

		77,977

Health Care Facilities – 0.9%
Acadia Healthcare Co., Inc. (B)	256	14,171

Health Care Services – 2.3%
Diplomat Pharmacy, Inc. (B)	353	12,358
Laboratory Corp. of America Holdings (B)	186	24,261

		36,619

Health Care Supplies – 1.5%
Align Technology, Inc. (B)	309	24,897

Pharmaceuticals – 2.9%
Zoetis, Inc.	1,001	47,495

Total Health Care – 17.9%		289,450
Industrials

Air Freight & Logistics – 2.0%
Expeditors International of Washington, Inc.	657	32,219

Building Products – 2.9%
A. O. Smith Corp.	167	14,688
Fortune Brands Home & Security, Inc. (C)	561	32,532

		47,220

COMMON STOCKS (Continued)	Shares	Value
Electrical Components & Equipment – 0.9%
Generac Holdings, Inc. (B)	388	$13,579

Industrial Machinery – 2.3%
IDEX Corp.	294	24,151
Woodward, Inc.	234	13,491

		37,642

Research & Consulting Services – 4.4%
CoStar Group, Inc. (B)	211	46,186
Verisk Analytics, Inc., Class A (B)	315	25,556

		71,742

Trading Companies & Distributors – 3.3%
Fastenal Co. (C)	1,214	53,900

Total Industrials – 15.8%		256,302
Information Technology

Application Software – 3.4%
ANSYS, Inc. (B)	273	24,786
Ellie Mae, Inc. (B)	135	12,334
Guidewire Software, Inc. (B)	295	18,237

		55,357

Communications Equipment – 1.7%
Harris Corp.	319	26,601

Electronic Manufacturing Services – 1.8%
Trimble Navigation Ltd. (B)	1,182	28,787

Home Entertainment Software – 2.5%
Electronic Arts, Inc. (B)(C)	539	40,811

Internet Software & Services – 3.5%
Akamai Technologies, Inc. (B)	150	8,380
GrubHub, Inc. (B)	691	21,456
Pandora Media, Inc. (B)	2,210	27,514

		57,350

Semiconductors – 3.8%
Maxim Integrated Products, Inc.	461	16,465
Microchip Technology, Inc.	853	43,312
Monolithic Power Systems, Inc.	19	1,315

		61,092

Systems Software – 3.3%
Red Hat, Inc. (B)	339	24,605
ServiceNow, Inc. (B)	436	28,963

		53,568

Total Information Technology – 20.0%		323,566
Materials

Fertilizers & Agricultural Chemicals – 1.3%
Scotts Miracle-Gro Co. (The)	300	20,973

Total Materials – 1.3%		20,973

TOTAL COMMON STOCKS – 99.3%		$1,608,625
(Cost: $1,384,315)

68	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	NEW CONCEPTS FUND (in thousands)

JUNE 30, 2016

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Value
Alkermes plc,
Put $38.00, Expires 8–19–16, OTC (Ctrpty: Goldman Sachs International)	1,839	$202

TOTAL PURCHASED OPTIONS – 0.0%		$202
(Cost: $524)

SHORT-TERM SECURITIES	Principal
Commercial Paper (D) – 0.6%
Kroger Co. (The),
0.600%, 7–5–16	$5,000	5,000
Novartis Securities Investment Ltd. (GTD by Novartis AG),
0.360%, 7–11–16	5,000	4,999

		9,999

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 0.1%
Toyota Motor Credit Corp.,
0.590%, 7–6–16 (E)	$885	$885

TOTAL SHORT-TERM SECURITIES – 0.7%		$10,884
(Cost: $10,884)

TOTAL INVESTMENT SECURITIES – 100.0%		$1,619,711
(Cost: $1,395,723)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		727

NET ASSETS – 100.0%		$1,620,438

Notes to Schedule of Investments

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	All or a portion of securities with an aggregate value of $5,170 have been pledged as collateral on open written options.

(D)	Rate shown is the yield to maturity at June 30, 2016.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2016. Date shown represents the date that the variable rate resets.

The following written options were outstanding at June 30, 2016 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
Alkermes plc	Goldman Sachs International	Put	1,839	August 2016	$30.00	$100	$(23)
	Goldman Sachs International	Call	1,839	August 2016	52.00	249	(117)
Pacira Pharmaceuticals, Inc.	Goldman Sachs International	Put	1,093	August 2016	85.00	3,057	(5,629)
Signature Bank	Citibank N.A.	Call	1,076	September 2016	145.00	470	(97)

						$3,876	$(5,866)

2016	ANNUAL REPORT	69

SCHEDULE OF INVESTMENTS	NEW CONCEPTS FUND (in thousands)

JUNE 30, 2016

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2016. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$324,162	$15,436	$—
Consumer Staples	121,751	—	—
Energy	84,966	—	—
Financials	172,019	—	—
Health Care	289,450	—	—
Industrials	256,302	—	—
Information Technology	323,566	—	—
Materials	20,973	—	—
Total Common Stocks	$1,593,189	$15,436	$—
Purchased Options	—	202	—
Short-Term Securities	—	10,884	—
Total	$1,593,189	$26,522	$—

Liabilities
Written Options	$—	$5,866	$—

During the year ended June 30, 2016, securities totaling $22,968 were transferred from Level 1 to Level 2. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on June 30, 2016. Transfers out of Level 1 represent the values as of the beginning of the reporting period.

The following acronyms are used throughout this schedule:

GTD = Guaranteed

OTC = Over the Counter

See Accompanying Notes to Financial Statements.

70	ANNUAL REPORT	2016

MANAGEMENT DISCUSSION	SCIENCE AND TECHNOLOGY FUND

(UNAUDITED)

Zachary H. Shafran

Below, Zachary H. Shafran, portfolio manager of Waddell & Reed Advisors Science and Technology Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2016. He has managed the Fund since February 2001 and has 27 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2016
Waddell & Reed Advisors Science and Technology Fund (Class A shares at net asset value)	–16.09%
Waddell & Reed Advisors Science and Technology Fund (Class A shares including sales load)	–20.92%
Benchmark(s) and/or Lipper Category
S&P North American Technology Sector Index	7.69%
(generally reflects the performance of U.S. science and technology stocks)
Lipper Science & Technology Funds Universe Average	–1.19%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Uncertainty continues with slow global growth

Equity and fixed-income markets were volatile in the fiscal year ended June 30, 2016. The global recovery experienced setbacks throughout the year, though we believe the gradual recovery should continue. Global growth for 2016 has been weaker and more uneven than earlier forecasts, with the U.S. emerging as the main driver for growth. After many false starts, in the fourth quarter of 2015, the U.S. Federal Reserve (Fed) raised rates for the first time since June 2006. Additional rate increases may take place at some point this upcoming year. Inflation generally surprised on the downside with the drop in commodity prices and lackluster wage growth. On the international front, economic growth remained sluggish despite a continued policy of central bank easing.

In rather shocking display, the U.K. voted to leave the European Union (EU) by a 52% to 48% margin. The global market place had been fairly nervous about a “Brexit,” though we feel it is best for investors to keep things in context. While the stock markets are likely to see continued short-term volatility, the situation is evolving and will need to be closely monitored going forward.

The upcoming formal legal process of withdrawing from the EU — an approximate two year negotiation process — should provide a clearer impact of the “yes” referendum vote. While we ride out the near-term volatility, our outlook regarding global growth this year remains modest, though the Brexit vote has created uncertainty about U.K. economic growth. It also could open the door to other countries questioning their membership in the EU and potentially do harm to Europe’s economy overall.

On the year, information technology stocks performed well, with the Fund’s benchmark index advancing nearly 8%. The market was notably narrow, with the largest five companies in the benchmark accounting for the vast majority of the benchmark’s return. We believe balance sheet strength (large cash balances and relatively low debt levels), increases in dividend payments and strong management were key in providing stability and growth to this sector. On the health care front, we believe there are many investment opportunities in those companies that are able to provide innovative solutions or services to the end user.

A volatile year

The Fund significantly underperformed its benchmark and its peer-group average during the period. Poor stock selection in consumer discretionary and information technology were main detractors to relative performance, while overall sector allocation, in particular health care, also contributed to the relative decline. In terms of specific holdings, a position in Ionis Pharmaceuticals Inc. was the greatest detractor to performance for the year, followed by the Fund’s holding of Alliance Data Systems. Ionis Pharmaceuticals, and the health care industry as a whole, has been hard hit by headline risks. Continued fears around the U.S. election and potential impact on health care reimbursement/drug pricing have pressured the sector. Alliance Data Systems has been adversely impacted by slower growth from recent acquisitions as well as poorer-than-expected management execution in their core businesses. Unfortunately, the Fund’s long-standing “applied science and technology” investment approach, investing in companies that derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage, also significantly diminished performance.

2016	ANNUAL REPORT	71

MANAGEMENT DISCUSSION	SCIENCE AND TECHNOLOGY FUND

(UNAUDITED)

Fund positioning

While we recognize the challenges of the world economic backdrop, we are excited about the innovation and growth that is taking place within certain companies. We believe many of the stocks in the information technology space remain relatively inexpensive and are well-positioned going forward. As confidence is restored, we believe there should be an increase in capital expenditure in various markets around the world as companies become more comfortable with the high cost transitions related to changes in internal infrastructure. The Fund had about 71% of its equity exposure in the information technology sector as of June 30, 2016.

The Fund’s exposure to health care names over the year remained relatively stable, and as of the fiscal year-end, about 19% of the Fund’s equity holdings were in the health care sector. In developing markets, as the standard of living increases, we believe the demand for quality health care should increase. In our view, medical technology, biotechnology, medical records and pharmaceuticals are among the greatest innovators and early adopters of new science and technology, so we are paying particularly close attention to companies in those areas. We also are looking more closely at companies that may benefit from a continued low interest rate environment.

The “applied science and technology” holdings span several industries and sectors and make up the remainder of the Fund’s equity composition, totaling approximately 10%. The Fund’s cash position as of June 30, 2016 was approximately 4.9%. We almost always have some cash on hand in an effort to take advantage of opportunities that may present themselves or to use as a defensive measure to protect the Fund in adverse market conditions.

Seeking opportunities in a muted growth environment

We believe global economic growth is fragile and is being buoyed by an extremely aggressive global monetary policy. It seems that only the Fed has moved in a direction of tighter policy. All in all, we think eventual improvement in economic growth will lead to tighter monetary and, to a lesser extent, fiscal policy across the globe.

For the upcoming fiscal year, lingering fiscal concerns and other geopolitical risks have resulted in a rather muted growth outlook. That said, in mixed economic environments, we believe there are many potential investment opportunities — especially in biotechnology, data, mobility and health care — around the world. As we look at the securities of such companies, we are focused on what we believe are good growth prospects and sound capital structures. We believe there will be a modest improvement in capital spending trends, and we are looking for a continuation of an active mergers-and-acquisition environment. As always, we will carefully monitor the macroeconomic environment, but our focus remains primarily on security-specific fundamental research. Going forward, we believe this attention to bottom-up research, coupled with the innovation and transformation under way across the globe, will continue to provide investment opportunities for the Fund.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Because the Fund invests more than 25% of its total assets in the science and technology industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Fund’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of science and technology related securities. Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Science and Technology Fund’s performance.

72	ANNUAL REPORT	2016

PORTFOLIO HIGHLIGHTS	SCIENCE AND TECHNOLOGY FUND

ALL DATA IS AS OF JUNE 30, 2016 (UNAUDITED)

Asset Allocation

Stocks	94.7%
Information Technology	67.4%
Health Care	18.1%
Consumer Discretionary	2.8%
Telecommunication Services	1.9%
Financials	1.9%
Industrials	1.2%
Utilities	1.0%
Materials	0.3%
Consumer Staples	0.1%
Warrants	0.0%
Bonds	0.5%
Corporate Debt Securities	0.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.8%

Lipper Rankings

Category: Lipper Science & Technology Funds	Rank	Percentile
1 Year	152/157	97
3 Year	137/146	94
5 Year	69/139	50
10 Year	48/117	41

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	79.8%
United States	79.8%
Europe	5.7%
Pacific Basin	4.7%
India	3.5%
Other Pacific Basin	1.2%
Other	4.0%
Israel	4.0%
Bahamas/Caribbean	1.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.8%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Aspen Technology, Inc.	United States	Information Technology	Application Software
Micron Technology, Inc.	United States	Information Technology	Semiconductors
Alliance Data Systems Corp.	United States	Information Technology	Data Processing & Outsourced Services
Euronet Worldwide, Inc.	United States	Information Technology	Data Processing & Outsourced Services
Vertex Pharmaceuticals, Inc.	United States	Health Care	Biotechnology
Microsoft Corp.	United States	Information Technology	Systems Software
Cerner Corp.	United States	Health Care	Health Care Technology
Facebook, Inc., Class A	United States	Information Technology	Internet Software & Services
WNS (Holdings) Ltd. ADR	India	Information Technology	Data Processing & Outsourced Services
ACI Worldwide, Inc.	United States	Information Technology	Application Software

See your advisor or www.waddell.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2016	ANNUAL REPORT	73

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	SCIENCE AND TECHNOLOGY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 6-30-16	-20.92%	-20.07%	-16.99%	-15.87%
5-year period ended 6-30-16	8.47%	8.39%	8.67%	10.06%
10-year period ended 6-30-16	8.56%	8.23%	8.11%	9.55%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

74	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	SCIENCE AND TECHNOLOGY FUND (in thousands)

JUNE 30, 2016

COMMON STOCKS	Shares	Value
Consumer Discretionary

Consumer Electronics – 2.8%
Garmin Ltd.	1,124	$47,689
Harman International Industries, Inc.	504	36,190

		83,879

Total Consumer Discretionary – 2.8%		83,879
Consumer Staples

Agricultural Products – 0.1%
Arcadia Biosciences, Inc. (A)	1,895	4,907

Total Consumer Staples – 0.1%		4,907
Financials

Specialized REITs – 1.9%
QTS Realty Trust, Inc., Class A	1,042	58,320

Total Financials – 1.9%		58,320
Health Care

Biotechnology – 6.4%
Evogene Ltd. (A)	1,155	7,208
FibroGen, Inc. (A)	705	11,565
Isis Pharmaceuticals, Inc. (A)	2,143	49,910
Seres Therapeutics, Inc. (A)	264	7,667
Vertex Pharmaceuticals, Inc. (A)(B)	1,354	116,505

		192,855

Health Care Equipment – 0.3%
Avinger, Inc. (A)(C)	855	10,194

Health Care Facilities – 2.3%
Tenet Healthcare Corp. (A)	2,488	68,779

Health Care Technology – 3.7%
Cerner Corp. (A)	1,883	110,356

Life Sciences Tools & Services – 1.6%
PRA Health Sciences, Inc. (A)	1,174	49,008

Managed Health Care – 0.9%
Anthem, Inc.	207	27,201

Pharmaceuticals – 2.9%
Teva Pharmaceutical Industries Ltd. ADR	1,764	88,606

Total Health Care – 18.1%		546,999
Industrials

Building Products – 1.0%
Advanced Drainage Systems, Inc.	1,119	30,636

Construction & Engineering – 0.2%
Abengoa S.A., Class B (A)(D)	16,495	4,548

Total Industrials – 1.2%		35,184

COMMON STOCKS (Continued)	Shares	Value
Information Technology

Application Software – 12.5%
ACI Worldwide, Inc. (A)	5,407	$105,483
Aspen Technology, Inc. (A)(C)	4,242	170,713
Globant S.A. (A)	813	31,981
Mobileye N.V. (A)	591	27,287
Silver Spring Networks, Inc. (A)(C)	3,624	44,026

		379,490

Data Processing & Outsourced Services – 13.3%
Alliance Data Systems Corp. (A)	700	137,173
Euronet Worldwide, Inc. (A)	1,794	124,145
EVERTEC, Inc.	1,097	17,052
QIWI plc ADR	1,442	18,888
WNS (Holdings) Ltd. ADR (A)(C)	3,921	105,874

		403,132

Electronic Components – 2.5%
Universal Display Corp. (A)	1,088	73,763

Internet Software & Services – 10.0%
Alibaba Group Holding Ltd. ADR (A)	453	35,995
Alphabet, Inc., Class A (A)	86	60,292
Alphabet, Inc., Class C (A)	112	77,182
Facebook, Inc., Class A (A)	953	108,909
Pandora Media, Inc. (A)	1,665	20,727

		303,105

IT Consulting & Other Services – 4.7%
Acxiom Corp. (A)(C)	4,383	96,393
CSRA, Inc.	815	19,086
Virtusa Corp. (A)	935	27,011

		142,490

Semiconductor Equipment – 1.6%
Nanometrics, Inc. (A)	835	17,368
Photronics, Inc. (A)(C)	3,419	30,464

		47,832

Semiconductors – 18.5%
Cypress Semiconductor Corp.	5,323	56,159
Dialog Semiconductor plc (A)(D)	884	26,488
Marvell Technology Group Ltd.	3,125	29,776
Micron Technology, Inc. (A)	9,969	137,175
Microsemi Corp. (A)	3,197	104,481
NXP Semiconductors N.V. (A)	1,146	89,754
Rambus, Inc. (A)	4,298	51,919
Semtech Corp. (A)	2,315	55,234
Silicon Laboratories, Inc. (A)	165	8,027

		559,013

Systems Software – 3.8%
Microsoft Corp.	2,266	115,931

Technology Hardware, Storage & Peripherals – 0.5%
Apple, Inc.	159	15,191

Total Information Technology – 67.4%		2,039,947

COMMON STOCKS (Continued)	Shares	Value
Materials

Commodity Chemicals – 0.3%
BioAmber, Inc. (A)(C)	3,138	$9,350

Fertilizers & Agricultural Chemicals – 0.0%
Marrone Bio Innovations, Inc. (A)(C)	1,828	1,499

Total Materials – 0.3%		10,849
Telecommunication Services

Alternative Carriers – 1.9%
Zayo Group Holdings, Inc. (A)	2,039	56,941

Total Telecommunication Services – 1.9%		56,941
Utilities

Renewable Electricity – 1.0%
Atlantica Yield plc (A)	1,610	29,919

Total Utilities – 1.0%		29,919

TOTAL COMMON STOCKS – 94.7%		$2,866,945
(Cost: $1,925,871)

WARRANTS
Commodity Chemicals – 0.0%
BioAmber, Inc.,
expires 5–9–17 (C)(E)	1,423	540

Fertilizers & Agricultural Chemicals – 0.0%
Marrone Bio Innovations, Inc.,
expires 8–20–23 (C)(E)(F)	1,380	—	*

TOTAL WARRANTS – 0.0%		$540
(Cost: $167)

CORPORATE DEBT SECURITIES	Principal
Materials

Fertilizers & Agricultural Chemicals – 0.5%
Marrone Bio Innovations, Inc.,
8.000%, 8–20–20 (C)(F)	$13,800	14,079

Total Materials – 0.5%		14,079

TOTAL CORPORATE DEBT SECURITIES – 0.5%		$14,079
(Cost: $13,800)

SHORT-TERM SECURITIES
Commercial Paper (G) – 4.5%
Baxter International, Inc.,
0.740%, 7–13–16	7,500	7,498
Becton Dickinson & Co.,
0.750%, 7–18–16	10,000	9,996

2016	ANNUAL REPORT	75

SCHEDULE OF INVESTMENTS	SCIENCE AND TECHNOLOGY FUND (in thousands)

JUNE 30, 2016

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (G) (Continued)
BorgWarner, Inc.,
0.700%, 7–6–16	$10,000	$9,999
Caterpillar Financial Services Corp. (GTD by Caterpillar, Inc.),
0.470%, 7–26–16	8,000	7,997
Ecolab, Inc.:
0.620%, 7–1–16	5,000	5,000
0.730%, 7–11–16	5,000	4,999
0.740%, 7–15–16	5,000	4,999
Harley-Davidson Financial Services (GTD by Harley-Davidson Credit Corp.),
0.740%, 7–13–16	5,000	4,999
J.M. Smucker Co. (The),
0.620%, 7–6–16	8,000	7,999
Kellogg Co.,
0.710%, 7–6–16	5,000	4,999
Kroger Co. (The),
0.600%, 7–5–16	15,000	14,999
Mondelez International, Inc.,
0.690%, 7–6–16	10,000	9,999

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (G) (Continued)
NBCUniversal Enterprise, Inc.:
0.650%, 7–6–16	$5,000	$4,999
0.750%, 7–20–16	5,000	4,998
Novartis Finance Corp. (GTD by Novartis AG),
0.360%, 7–1–16	5,000	5,000
PepsiCo, Inc.,
0.400%, 7–20–16	5,000	4,999
Rockwell Automation, Inc.,
0.640%, 7–14–16	8,707	8,705
Wisconsin Electric Power Co.,
0.600%, 7–7–16	5,000	4,999
Wisconsin Gas LLC:
0.460%, 7–12–16	5,000	4,999
0.640%, 7–13–16	4,000	3,999

		136,181

Master Note – 0.1%
Toyota Motor Credit Corp.,
0.590%, 7–6–16 (H)	3,235	3,235

SHORT-TERM SECURITIES (Continued)	Principal	Value
United States Government Agency Obligations – 0.2%
Overseas Private Investment Corp. (GTD by U.S. Government),
0.390%, 7–7–16 (H)	$5,500	$5,500

TOTAL SHORT-TERM SECURITIES – 4.8%		$144,916
(Cost: $144,921)

TOTAL INVESTMENT SECURITIES – 100.0%		$3,026,480
(Cost: $2,084,759)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		556

NET ASSETS – 100.0%		$3,027,036

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $4,662 have been pledged as collateral on open written options.

(C)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(D)	Listed on an exchange outside the United States.

(E)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(F)	Restricted securities. At June 30, 2016, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Principal	Cost	Market Value
Marrone Bio Innovations, Inc., 8.000%, 08–20–20	8–20–15	$13,800	$13,800	$14,079

		Shares
Marrone Bio Innovations, Inc., expires 8–20–23	8–20–15	1,380	—	—	*

			$13,800	$14,079

     The total value of these securities represented 0.5% of net assets at June 30, 2016.

(G)	Rate shown is the yield to maturity at June 30, 2016.

(H)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2016. Date shown represents the date that the variable rate resets.

The following written options were outstanding at June 30, 2016 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
JD.com, Inc., Class A ADR	UBS AG	Put	12,221	August 2016	$24.00	$4,338	$(3,636)

76	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	SCIENCE AND TECHNOLOGY FUND (in thousands)

JUNE 30, 2016

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2016. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$83,879	$—	$—
Consumer Staples	4,907	—	—
Financials	58,320	—	—
Health Care	546,999	—	—
Industrials	30,636	4,548	—
Information Technology	2,013,459	26,488	—
Materials	10,849	—	—
Telecommunication Services	56,941	—	—
Utilities	29,919	—	—
Total Common Stocks	$2,835,909	$31,036	$—
Warrants	—	540	—
Corporate Debt Securities	—	14,079	—
Short-Term Securities	—	144,916	—
Total	$2,835,909	$190,571	$—

Liabilities
Written Options	$—	$3,636	$—

During the year ended June 30, 2016, securities totaling $75,180 were transferred from Level 1 to Level 2. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on June 30, 2016. Securities totaling $2,732 were transferred from Level 1 to Level 2 due to the lack of observable market data due to decreased market activity or information for these securities. Transfers out of Level 1 represent the values as of the beginning of the reporting period.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

OTC = Over the Counter

REIT = Real Estate Investment Trust

Country Diversification

(as a % of net assets)
United States	79.8%
Israel	4.0%
India	3.5%
Netherlands	3.0%
China	1.2%
Spain	1.2%
Bermuda	1.0%
Other Countries	1.5%
Other+	4.8%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	77

MANAGEMENT DISCUSSION	SMALL CAP FUND

(UNAUDITED)

Timothy Miller

Below, Timothy Miller, CFA, portfolio manager of the Waddell & Reed Advisors Small Cap Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2016. He has managed the Fund since 2010 and has 37 years of investment experience

Fiscal Year Performance

For the 12 Months Ended June 30, 2016
Waddell & Reed Advisors Small Cap Fund (Class A shares at net asset value)	–4.76%
Waddell & Reed Advisors Small Cap Fund (Class A shares including sales charges)	–10.23%
Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	–10.75%
(generally reflects the performance of small-company growth stocks)
Lipper Small-Cap Growth Funds Universe Average	–10.41%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key drivers

The small-cap market proved to be disappointing for investors over the past fiscal year ended June 30, 2016. After holding a relatively flat pattern from the beginning of 2014 until the end of calendar year 2015, the small-cap growth index fell sharply from late December 2015 through early February 2016. Issues affecting the stocks were numerous, led by domestic recession fears, collapsing oil prices, widening credit spreads, and the prospect of Federal Reserve interest rate hikes. The result was a double-digit decline for the Russell 2000 Growth Index, the Fund’s primary benchmark. In general, small caps underperformed both large- and mid-cap stocks for the fiscal year, and small-cap growth slightly lagged small-cap value as well. All hope was not lost, however, as the index staged a nice rally from February 2016 to the end of June 2016. The plethora of fears proved to be overly pessimistic, and a rally in oil prices relieved some of the aforementioned concerns.

Contributors and detractors over the period

Two noteworthy and unrelated trends had an inordinate impact on the index and the Fund over the past fiscal year. The first was the end of the powerful, multi-year uptrend in the small-cap biotech and pharmaceutical stocks. This group makes up as much as 13% of the index and the stocks tend to trade as a group (with the exception of a periodic explosion up or down for individual stocks based on drug success or failure). The fundamental drivers of biotech stocks over the past few years were many. A strong commercialization cycle of large revenue-generating drugs raised expectations for everyone’s pipeline. A promising innovation cycle was fueled by easy access to capital in a friendly initial public offerings market buoyed by low interest rates and high valuations. A supportive Food & Drug Administration regulatory environment also eased the pathway for new drugs to market. So the forces behind the multi-year move were legitimate, but expectations and valuations were also rising to levels that were not incorporating much risk. A short ‘tweet” message from the Hilary Clinton campaign, and the scandal at Valeant Pharmaceuticals International Inc. (not a holding) raised the issue of pharmaceutical pricing, which proved to be a trend-buster, and the subsequent carnage was significant. The biotech portion of the Russell 2000 Growth Index was down 40% for the fiscal year, with much of the decline occurring in the first part of this calendar year. The spillover effect on the rest of health care dragged the performance for the sector down 22% for the fiscal year. The health care sector represents about 26% of the index so the impact was substantial. The Fund’s biotech exposure is principally derived via a total return swap, which provides an index-like position in the Russell 2000 Growth Index’s biotech and pharmaceutical stocks. The weighting of the swap in the Fund has ranged from 0% to 3%, significantly below the benchmark, which resulted in a modest loss for the Fund versus the substantial decline in the index.

On the health care services front, the Fund focused on the attractive surgery center industry and temporary help sector with stocks like AmSurg Corp., Surgical Care Affiliates and AMN Healthcare Services. All three of these stocks were positive for the fiscal year. In the medical device industry, the Fund generated nice gains from Nevro Corp., and near the end of the fiscal year LDR Holding Corp. was acquired by Zimmer Corp. for a big premium. Another holding in the Fund, ExamWorks, was also acquired for a premium during the period. The outlook for the sector is a bit mixed, however, as macro trends remain supportive of the sector, but regulatory trends have turned more negative and the momentum on new drug commercialization has slowed. Merger and acquisition activity remains a good likelihood but is a difficult situation to predict.

The second major negative trend for small caps was the sharp correction in oil prices. And oil’s impact on small caps goes well beyond the small weighting of energy in the index. Oil prices collapsed over the past fiscal year from the low $60s per barrel to the mid $20s per barrel. The inflection point was somewhere in the $30s, where virtually all production in the U.S.

78	ANNUAL REPORT	2016

becomes uneconomic. The result of this downtrend was a sharp correction in drilling and economic activity in all of the oil producing regions of the country. The unforeseen impact was on all of the peripheral industries supporting oil production, from transports to banks to machinery to lodging, retail and restaurants. High yield bond spreads in the energy sector widened dramatically and dragged general credit spreads wider. The admittedly small energy sector was down a whopping 41% for the year, but it pressured the industrials, materials, and transportation sectors as well. It seemed that the oil price “dividend” for consumers was overwhelmed by the damage it inflicted on the rest of the economy. These two powerful forces were the primary drag on small-cap performance over the past 12-month period. The oil sector rallied at the end of the fiscal year as oil prices recovered back to the $40-50 range.

In the energy sector, the Fund generated a gain for the year versus a decline in the benchmark. The strategy employed was to focus on the exploration and production (E&P) companies primarily in the lowest cost, most prolific basin, which is the Permian Basin of West Texas. In addition, the Fund emphasized companies with the best reserve positions, lowest debt and most efficient operations. Stocks such as Diamondback Energy, RSP Permian, and Parsley Energy generated gains for the Fund over the 12-month period. The strategy going forward will be to maintain an overweight in the sector focused on what we believe to be the higher quality E&P companies with an eye toward broadening out the positions and considering exposure to the oil service sector. Toward the end of the fiscal year it was becoming clear that domestic oil production has contracted meaningfully, inventories have begun to decline, and the global supply/demand balance has shifted more favorably for oil prices. A moderate improvement in oil prices is a good recipe for many sectors of the economy and should likely be favorable for the stock market as well.

The key growth sectors of the index — technology, health care, and consumer discretionary — were all in the red for the 12-month period, which made it difficult to generate positive returns in the Fund. The Fund, however, outperformed its benchmark by over the period, limiting losses for investors. Conservative positioning in the health care and consumer discretionary sectors mentioned above was a significant contributor to the outperformance, as was a strong positive return generated in the technology sector.

In the case of the Fund’s technology holdings, the strategy to focus on what we believe to be higher quality, recurring revenue, service oriented business models proved successful. Fund performance benefitted from holdings such as SAAS (software as a service) companies like Ultimate Software and Tyler Technologies; tech services companies like Jack Henry & Associates and Manhattan Associates; and the initiation during the fiscal year of positions in the defense technology services industry with Booz Allen Hamilton, CACI International and defense electronics via Mercury Systems. The defense sector has been under Federal budget pressure for the past 4-5 years but we are seeing that this trend is reversing in the budget cycle for the next few years, with particular growth in spending for cyber security and technology systems. Looking ahead, we also expect to see renewed acceleration in global communication equipment spending, which we believe will benefit a number of our component, semiconductor and contract manufacturing positions.

The consumer discretionary sector was quite erratic in spite of the strongly favorable macro trends, which included strong job growth, plunging oil prices and historic low interest rates. The Fund navigated through this confusion fortunately with more weight on the winners than the disappointments, which led to a positive attribution for the fiscal year. The largest contributor was ski resort owner/operator Vail Resorts. The stock never buckled during the market corrections as we believe that investors appreciated the dominant position of the company and its amazingly stable financial model in spite of the weather variations that can affect visitation at its resorts. The company’s successful takeover of Park City Mountain Resort in Utah added another marquee property to its global diversification of resorts, which fuels the success of its season pass-driven business model. Other winners in this sector included Pool Corp., Dave & Buster’s Entertainment, Core-Mark Holding Co. and Texas Roadhouse. These and others more than offset surprising weakness from a number of retailers including Oxford Industries and Kate Spade. The retail industry is facing secular challenges from e-commerce and consumer spending trends moving away from retail, so the Fund will attempt to follow the growth areas of this sector.

The primary drag on performance for the Fund came from the banking and capital markets sectors, both of whose weightings were reduced. Capital market names were clearly impacted by the poor and volatile stock markets, and banks suffered from the unprecedented weakness in interest rates. With no end in sight for weakness in global interest rates, the Fund reduced its positions in banks, but was gifted near the end of the fiscal year with another take-out as Private Bancorp (a holding at the time) was acquired by CIBC of Canada.

Outlook

We believe the upcoming fiscal year holds promise for better returns from the small-cap sector, but the tenuous global macro condition will keep the Fund more concentrated in the aforementioned domestic service sectors of technology, health care and consumer; while pursuing out-of-favor growth opportunities in energy, industrials and financials.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

2016	ANNUAL REPORT	79

MANAGEMENT DISCUSSION	SMALL CAP FUND

(UNAUDITED)

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. Prices of growth stocks may be more sensitive to changes in current or expected earning s than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swap agreements also may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Small Cap Fund’s performance.

80	ANNUAL REPORT	2016

PORTFOLIO HIGHLIGHTS	SMALL CAP FUND

ALL DATA IS AS OF JUNE 30, 2016 (UNAUDITED)

Asset Allocation

Stocks	94.4%
Information Technology	29.3%
Consumer Discretionary	21.8%
Health Care	17.3%
Industrials	10.0%
Financials	7.1%
Energy	5.6%
Consumer Staples	2.2%
Materials	1.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.6%

Lipper Rankings

Category: Lipper Small-Cap Growth Funds	Rank	Percentile
1 Year	94/556	17
3 Year	129/491	27
5 Year	188/440	43
10 Year	40/311	13

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Ultimate Software Group, Inc. (The)	Information Technology	Application Software
Vail Resorts, Inc.	Consumer Discretionary	Leisure Facilities
AMN Healthcare Services, Inc.	Health Care	Health Care Services
Watsco, Inc.	Industrials	Trading Companies & Distributors
Pool Corp.	Consumer Discretionary	Distributors
Jack Henry & Associates, Inc.	Information Technology	Data Processing & Outsourced Services
Manhattan Associates, Inc.	Information Technology	Application Software
Dave & Buster’s Entertainment, Inc.	Consumer Discretionary	Restaurants
Booz Allen Hamilton Holding Corp.	Information Technology	IT Consulting & Other Services
SVB Financial Group	Financials	Regional Banks

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2016	ANNUAL REPORT	81

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	SMALL CAP FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 6-30-16	-10.23%	-9.01%	-5.60%	-4.42%
5-year period ended 6-30-16	6.46%	6.39%	6.83%	8.18%
10-year period ended 6-30-16	7.48%	7.20%	7.22%	8.64%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

82	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	SMALL CAP FUND (in thousands)

JUNE 30, 2016

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 1.7%
Kate Spade & Co. (A)	223	$4,596
Oxford Industries, Inc.	161	9,139

		13,735

Automotive Retail – 2.0%
Monro Muffler Brake, Inc.	252	15,992

Broadcasting – 0.2%
Townsquare Media, Inc. (A)	221	1,745

Casinos & Gaming – 0.8%
Penn National Gaming, Inc. (A)	448	6,254

Distributors – 4.3%
Core-Mark Holding Co., Inc.	343	16,082
Pool Corp.	198	18,599

		34,681

General Merchandise Stores – 2.0%
Burlington Stores, Inc. (A)	120	8,025
Ollie’s Bargain Outlet Holdings, Inc. (A)	311	7,741

		15,766

Homebuilding – 0.4%
Installed Building Products, Inc. (A)	81	2,954

Internet Retail – 0.8%
Travelport Worldwide Ltd.	480	6,185

Leisure Facilities – 3.6%
Vail Resorts, Inc.	213	29,374

Restaurants – 5.7%
Dave & Buster’s Entertainment, Inc. (A)	368	17,199
Fiesta Restaurant Group, Inc. (A)	333	7,260
Sonic Corp. (B)	272	7,360
Texas Roadhouse, Inc., Class A	312	14,223

		46,042

Specialty Stores – 0.3%
Party City Holdco, Inc. (A)	151	2,106

Total Consumer Discretionary – 21.8%		174,834
Consumer Staples

Packaged Foods & Meats – 2.2%
Lance, Inc. (B)	356	12,073
TreeHouse Foods, Inc. (A)	57	5,831

		17,904

Total Consumer Staples – 2.2%		17,904
Energy

Oil & Gas Drilling – 0.3%
Patterson-UTI Energy, Inc.	131	2,793

COMMON STOCKS (Continued)	Shares	Value
Oil & Gas Equipment & Services – 0.2%
Superior Energy Services, Inc.	67	$1,237

Oil & Gas Exploration & Production – 5.1%
Diamondback Energy, Inc. (A)	140	12,760
Matador Resources Co. (A)	348	6,895
Parsley Energy, Inc., Class A (A)	195	5,263
RSP Permian, Inc. (A)	295	10,303
Viper Energy Partners L.P.	294	5,483

		40,704

Total Energy – 5.6%		44,734
Financials

Asset Management & Custody Banks – 1.5%
Janus Capital Group, Inc.	326	4,531
WisdomTree Investment, Inc.	771	7,552

		12,083

Real Estate Services – 1.7%
RE/MAX Holdings, Inc., Class A	347	13,978

Regional Banks – 3.9%
Cathay General Bancorp	99	2,801
Home BancShares, Inc.	562	11,122
SVB Financial Group (A)	179	17,043

		30,966

Total Financials – 7.1%		57,027
Health Care

Health Care Equipment – 3.2%
DexCom, Inc. (A)	182	14,417
Nevro Corp. (A)	156	11,484

		25,901

Health Care Facilities – 3.1%
AmSurg Corp. (A)	191	14,787
Surgical Care Affiliates, Inc. (A)	217	10,349

		25,136

Health Care Services – 5.3%
AMN Healthcare Services, Inc. (A)	688	27,479
Ensign Group, Inc. (The)	376	7,900
ExamWorks Group, Inc. (A)	195	6,794

		42,173

Health Care Supplies – 2.5%
LDR Holding Corp. (A)	431	15,929
Penumbra, Inc. (A)	76	4,498

		20,427

Health Care Technology – 1.1%
Medidata Solutions, Inc. (A)	182	8,540

Life Sciences Tools & Services – 1.2%
Cambrex Corp. (A)	189	9,767

Managed Health Care – 0.9%
HealthEquity, Inc. (A)	237	7,198

Total Health Care – 17.3%		139,142

COMMON STOCKS (Continued)	Shares	Value
Industrials

Aerospace & Defense – 0.8%
HEICO Corp.	91	$6,066

Air Freight & Logistics – 0.9%
Hub Group, Inc. (A)	189	7,267

Building Products – 0.9%
Apogee Enterprises, Inc.	152	7,045

Diversified Support Services – 0.7%
Ritchie Bros. Auctioneers, Inc.	175	5,902

Office Services & Supplies – 0.5%
HNI Corp.	91	4,235

Trading Companies & Distributors – 4.8%
Beacon Roofing Supply, Inc. (A)	135	6,157
Rush Enterprises, Inc. (A)	384	8,273
Watsco, Inc. (B)	171	24,030

		38,460

Trucking – 1.4%
Covenant Transportation Group, Inc., Class A (A)	368	6,646
Knight Transportation, Inc.	168	4,476

		11,122

Total Industrials – 10.0%		80,097
Information Technology

Application Software – 12.7%
Descartes Systems Group, Inc. (The) (A)(C)	398	7,622
HubSpot, Inc. (A)	151	6,557
Manhattan Associates, Inc. (A)	269	17,257
Paycom Software, Inc. (A)	337	14,562
Tyler Technologies, Inc. (A)	88	14,654
Ultimate Software Group, Inc. (The) (A)(B)	157	33,033
Zendesk, Inc. (A)	321	8,465

		102,150

Communications Equipment – 0.6%
Lumentum Holdings, Inc. (A)	199	4,809

Data Processing & Outsourced Services – 2.8%
Echo Global Logisitics, Inc. (A)	208	4,672
Jack Henry & Associates, Inc. (B)	204	17,803

		22,475

Electronic Manufacturing Services – 4.0%
Fabrinet (A)	292	10,831
MACOM Technology Solutions Holdings, Inc. (A)	264	8,697
Mercury Computer Systems, Inc. (A)	518	12,880

		32,408

2016	ANNUAL REPORT	83

SCHEDULE OF INVESTMENTS	SMALL CAP FUND (in thousands)

JUNE 30, 2016

COMMON STOCKS (Continued)	Shares	Value
IT Consulting & Other Services – 4.9%
Booz Allen Hamilton Holding Corp.	580	$17,182
CACI International, Inc., Class A (A)	99	8,923
Science Applications International Corp.	223	13,029

		39,134

Semiconductor Equipment – 0.5%
MaxLinear, Inc., Class A (A)	237	4,256

Semiconductors – 2.3%
Acacia Communications, Inc. (A)	59	2,349
Monolithic Power Systems, Inc.	110	7,481
Power Integrations, Inc. (B)	171	8,537

		18,367

Systems Software – 1.5%
Proofpoint, Inc. (A)	188	11,829

Total Information Technology – 29.3%		235,428

COMMON STOCKS (Continued)	Shares	Value
Materials

Construction Materials – 1.1%
Eagle Materials, Inc.	47	$3,626
Summit Materials, Inc., Class A (A)	125	2,549
U.S. Concrete, Inc. (A)	42	2,540

		8,715

Total Materials – 1.1%		8,715

TOTAL COMMON STOCKS – 94.4%		$757,881
(Cost: $564,272)

SHORT-TERM SECURITIES	Principal
Commercial Paper (D) – 4.0%
BMW U.S. Capital LLC (GTD by BMW AG),
0.390%, 7–13–16	$5,000	4,999
Campbell Soup Co.,
0.750%, 7–21–16	5,000	4,998
Kroger Co. (The),
0.570%, 7–1–16	4,562	4,562

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (D) (Continued)
McCormick & Co., Inc.,
0.570%, 7–1–16	$2,500	$2,500
Virginia Electric and Power Co.,
0.650%, 7–21–16	10,000	9,996
Wisconsin Gas LLC,
0.470%, 7–7–16	5,000	4,999

		32,054

Master Note – 0.3%
Toyota Motor Credit Corp.,
0.590%, 7–6–16 (E)	2,421	2,421

TOTAL SHORT-TERM SECURITIES – 4.3%		$34,475
(Cost: $34,477)

TOTAL INVESTMENT SECURITIES – 98.7%		$792,356
(Cost: $598,749)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.3%		10,039

NET ASSETS – 100.0%		$802,395

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $1,264 are held in collateralized accounts for OTC derivatives collateral and is governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(C)	Listed on an exchange outside the United States.

(D)	Rate shown is the yield to maturity at June 30, 2016.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2016. Date shown represents the date that the variable rate resets.

The following total return swap agreements were outstanding at June 30, 2016:

Counterparty	Number of Shares	Underlying Security	Termination Date	Notional Amount	Financing Fee(1)(2)	Unrealized Depreciation
JPMorgan Chase Bank N.A.	195,671	Biotech Custom Index	09/05/2016	$17,777	1M LIBOR less 50 bps	$(1,195)

(1)	The Fund pays the financing fee multiplied by the notional amount each month.

(2)	At the termination date, a net cash flow is exchanged where the market-linked total return is equivalent to the return of the underlying security less a financing rate, if any. As the payer, the Fund would receive payments on any net positive total return, and would owe payments in the event of a negative total return.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2016. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$757,881	$—	$—
Short-Term Securities	—	34,475	—
Total	$757,881	$34,475	$—

Liabilities
Total Return Swaps	$—	$1,195	$—

84	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	SMALL CAP FUND (in thousands)

JUNE 30, 2016

During the year ended June 30, 2016, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	85

MANAGEMENT DISCUSSION	TAX-MANAGED EQUITY FUND

(UNAUDITED)

Bradley M. Klapmeyer

Below, Bradley M. Klapmeyer, CFA, portfolio manager of Waddell & Reed Advisors Tax-Managed Equity Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2016. He has managed the Fund since 2014 and has 16 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2016
Waddell & Reed Advisors Tax-Managed Equity Fund (Class A shares at net asset value)	–2.94%
Waddell & Reed Advisors Tax-Managed Equity Fund (Class A shares including sales charges)	–8.54%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	3.02%
(generally reflects the performance of securities that represent the large-cap growth market)
Lipper Large-Cap Growth Funds Universe Average	–1.68%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Market conditions

Relative to prior years, the Russell 1000 Growth Index, the Fund’s benchmark, recorded a more modest gain for the year ended June 30, 2016. However, a slight positive return falls far short of telling the story of what was a very volatile year in equities. At several points during the period the index was down nearly double digits, reflecting points of great stress and building fear. There were a couple material sell-offs during the fiscal year which were driven by a combination of weakening commodity prices, slowing global economic growth, particularly fears related to decelerating growth in China, soft U.S. economic growth, and fears around Federal Reserve (Fed) policy mistakes. A final bout of market volatility occurred near the end of the fiscal 12-month period and was related to the successful U.K. referendum to exit the European Union, an event commonly referred to as “Brexit.” Notably, many of these concerns still exist upon exit of the measurement period.

The U.S. remains the bastion of hope (and growth) within an uncertain global macro environment. As such, investors continue to hold a more favorable view on the prospects for the U.S. economy and focus mainly on the positive indicators at work domestically such as employment gains, strong consumer, and low interest rates. However, these positive indicators should be balanced by manufacturing data that has bounced around no growth or low growth and the lingering concern around the willingness of businesses to put capital to work in an uncertain macro and political environment. Brexit was just another reminder of how quickly the current environment can change.

Although the Fed was a source of market fear from time to time, with the concern being that interest rates would rise too quickly, it was ultimately the Fed’s policy decision, or withdrawal from raising rates, that worked to appease investors and drive a rebound in equities during the period.

Looking at the index return, factor performance indicates that dividend yield/dividend growth, return on capital, and return on equity were key stock characteristics in driving performance during the fiscal year. These factors imply that the market was directing investment toward the perceived safe stocks with dividend and strong returns as the screen. Growth factors were significantly out of favor with high beta, earnings per share estimate revisions, earnings per share growth and momentum characteristics all generating large negative returns.

Strategies employed, contributors and detractors

The Fund underperformed the Russell 1000 Growth benchmark during the fiscal year. Despite the underperformance, the Fund’s philosophy has remained consistent — a process that identifies structurally advantaged companies that can generate superior levels of profitability and growth over time. In many cases short-term dislocations and volatility provided by macro uncertainty offer a favorable entry point for structurally advantaged businesses. The process does appreciate the near-term market debates, but tends to stress the importance of getting the maturity value correct and taking advantage of these periodic dislocations.

In terms of performance attribution, the Fund’s underperformance was largely driven by the health care sector, due to both an overweight position and unfavorable stock selection. Security selection in telecommunications and an underweight position in consumer staples were other call outs driving unfavorable relative performance.

As aforementioned, health care was by far the biggest negative contributor to the Fund’s relative performance during the measurement period. There have been several favorable tailwinds benefiting the health care sector over the past several years — exceptional innovation, strong commercial launches, a supportive Food and Drug Administration (FDA) and access

86	ANNUAL REPORT	2016

to cheap funding — and many of these variables remained in place during the measurement period. However, there was a significant change in terms of perceived risk around the U.S. government enacting regulations to curb increases in drug prices. Furthermore, the government also made policy moves to end a practice called inversions, whereby companies would look to domicile outside the U.S. to a lower tax rate jurisdiction. The introduction of these overhangs deflated the sector multiple fairly rapidly despite no changes in near-term fundamentals.

In addition to those macro health care pressures, there were also stock specific performance issues for the Fund. Allergan plc, which was going to be acquired by Pfizer (not a holding), was down notably during the period as Pfizer decided to walk away from the acquisition post the U.S. Treasury making new proposals that would curb the benefit of an inversion. This event did not change Allergan’s fundamentals but did take out the premium that Pfizer was paying for control. Shire Pharmaceuticals Group announced the acquisition of Baxalta, which became a debated deal and weighed on performance. PTC Therapeutics’ (no longer a holding) request to the FDA for review of its Duchenne muscular dystrophy drug was rejected. Aratana Therapeutics (no longer a holding) announced delays to the timing of its commercialization efforts in the companion animal therapeutics space. Layered on top of a sector with negative sentiment, these company-specific disappointments only compounded the underperformance.

Consumer discretionary and technology provided positive attribution, although not material enough to overcome pressures in health care. In consumer discretionary, a significant overweight in Amazon.com and a new position in Lululemon Althletica helped contribute positively. Amazon’s performance during the fiscal year was exceptional and driven by much needed improvements in margins and additional disclosures that showed a favorable growth and margin profile of its cloud computing business. In technology, positive contribution was generated by an overweight position in growers — Adobe Systems, Inc., salesforce.com, Inc. and Facebook, Inc. — and an underweight position in a non-grower — Apple, Inc.

Outlook

Entering the next fiscal year feels a little like déjà vu as many of the debates from the prior measurement period remain on the table — global growth instability and the timing of the Fed’s move to a “less accommodative” fiscal policy. The latter issue has now evolved into the “pace” at which the Fed will move interest rates higher. Although the tone should generally remain positive regarding sustainable growth out of the U.S. economy, likely in the 2.5%-3.0% range, an economy rarely perpetually stays at 2.5% growth, instead either moving into stronger growth territory or heading toward recessionary levels. We believe the direction of the U.S. economy will become a larger focal point in the coming fiscal period.

Global macro indicators remained weak during the fiscal period, with the latest round of data indicating a continued deceleration in the growth rate in China and other emerging economies and only a modestly improving Europe. As per the playbook, central banks around the world continue to ease monetary policy — creating liquidity and devaluing their currencies — in an attempt to fuel some economic growth. Thus far, the easy monetary policy in the U.S., and one could argue thus far in Europe and Japan, has been an exercise of “pushing on a string.” Furthermore, easy monetary policy to stimulate economies has created an environment in which countries are fighting for currency devaluation in order to import some growth. We think the global set-up remains tenuous and difficult.

We noted that the U.S. was being viewed as a temporary bastion of growth but it begs the questions, “is U.S. economic growth perpetually sustainable at 2.5%?” and “is a better global macro backdrop necessary to kick start the next growth cycle?” A possible explanation for the sudden market swings for risk exposure is that the U.S. economy continues to walk the line of slow growth, neither tipping toward strong growth nor recessionary territory but investors always fear they will miss either trade. With this view investors quickly flip from risk-on to risk-off without any real discernment of fundamentals, more so focusing on market characteristics, or factors (growth vs. value, beta vs. dividend yield, etc.), when deciding the next course of action.

Although the first interest rate hike is in the rearview, the market has switched to concern over how quickly the Fed is going to move rates higher or even if the U.S. economy is healthy enough to push rates up. The markets are rightfully concerned because low rates have provided a lot of liquidity and this liquidity has supported asset prices, and possibly the current modest growth in the U.S. economy. Investors’ myopic focus on interest policy continues to validate how the market lacks true conviction in sustainable U.S. economic growth and illustrates the fragility of global growth. As such, even though the market saw a sharp move lower with the Brexit vote in the U.K, the recovery was swift as pundit commentary moved to how the central bankers, including the Fed, were going to have to maintain accommodative policy for longer. This implies that the low rates will be around for longer, and despite sustained low rates also being an indictment on the U.S. and global economy’s ability to sustain growth, the markets typically react positively to accommodative policies.

The Fund’s positioning for coming fiscal year ending June 30, 2017 will continue to focus on taking advantage of these sudden swings in risk appetite and more proactively adding exposure to long-term investments as factor divergences occur versus actual fundamental changes. There will be no change in the Fund’s philosophy of seeking to find the subset of companies with strong business models that we believe also have maturity values materially higher than current levels.

2016	ANNUAL REPORT	87

MANAGEMENT DISCUSSION	TAX-MANAGED EQUITY FUND

(UNAUDITED)

This type of investment strategy when put into action argues for longer holding periods and lower turnover. Within this approach, the Fund will attempt to minimize taxable gains and income to shareholders. Thank you for your continued confidence and support.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. Tax-management strategies may alter investment decisions and affect portfolio holdings, when compared to those of non-tax-managed mutual funds. Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable Federal income tax rates. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Tax-Managed Equity Fund’s performance.

88	ANNUAL REPORT	2016

PORTFOLIO HIGHLIGHTS	TAX-MANAGED EQUITY FUND

ALL DATA IS AS OF JUNE 30, 2016 (UNAUDITED)

Asset Allocation

Stocks	92.6%
Information Technology	29.5%
Health Care	19.8%
Consumer Discretionary	16.7%
Industrials	12.3%
Consumer Staples	8.1%
Energy	3.6%
Telecommunication Services	2.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	7.4%

Lipper Rankings

Category: Lipper Large-Cap Growth Funds	Rank	Percentile
1 Year	433/678	64
3 Year	119/621	20
5 Year	225/547	42
10 Year	54/395	14

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Amazon.com, Inc.	Consumer Discretionary	Internet Retail
salesforce.com, Inc.	Information Technology	Application Software
Allergan plc	Health Care	Pharmaceuticals
Facebook, Inc., Class A	Information Technology	Internet Software & Services
Shire Pharmaceuticals Group plc ADR	Health Care	Pharmaceuticals
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Adobe Systems, Inc.	Information Technology	Application Software
Alphabet, Inc., Class A	Information Technology	Internet Software & Services
Panera Bread Co., Class A	Consumer Discretionary	Restaurants
Visa, Inc., Class A	Information Technology	Data Processing & Outsourced Services

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2016	ANNUAL REPORT	89

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	TAX-MANAGED EQUITY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 6-30-16	-8.54%	-7.43%	-3.76%	—
5-year period ended 6-30-16	9.44%	9.51%	9.76%	—
10-year period ended 6-30-16	8.26%	8.07%	7.91%	—
Since Inception of Class through 6-30-16(5)	—	—	—	-1.42%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

(5)	6-10-16 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

90	ANNUAL REPORT	2016

BEFORE-AND AFTER-TAX RETURNS	TAX-MANAGED EQUITY FUND

(UNAUDITED)

Before- and After-Tax Returns(1)	1-year period ended 6-30-16		5-year period ended 6-30-16	10-year period ended 6-30-16	Since inception of Class through 6-30-16(6)
Class A(2)
Before Taxes	-8.54%		9.44%	8.26%	—
After Taxes on Distributions	-10.27%		8.12%	7.61%	—
After Taxes on Distributions and Sale of Fund Shares	-3.41%	(3)	7.41%	6.72%	—
Class B(4)
Before Taxes	-7.43%		9.51%	8.07%	—
After Taxes on Distributions	-9.28%		8.12%	7.42%	—
After Taxes on Distributions and Sale of Fund Shares	-2.60%	(3)	7.49%	6.56%	—
Class C
Before Taxes	-3.76%		9.76%	7.91%	—
After Taxes on Distributions	-5.65%		8.37%	7.23%	—
After Taxes on Distributions and Sale of Fund Shares	-0.51%	(3)	7.69%	6.43%	—
Class Y
Before Taxes	—		—	—	-1.42%
After Taxes on Distributions	—		—	—	-1.42%
After Taxes on Distributions and Sale of Fund Shares	—		—	—	-0.80%
Russell 1000 Growth Index(5)	3.02%		12.35%	8.78%	-1.26%

(1)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(2)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(3)	After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

(5)	Reflects no deduction for fees, expenses or taxes.

(6)	6-10-16 for Class Y shares (the date on which shares were first acquired by shareholders).

The table above shows average annual returns on a before-tax and after-tax basis. Returns Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Returns After Taxes on Distributions is the Fund’s actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Returns After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

2016	ANNUAL REPORT	91

SCHEDULE OF INVESTMENTS	TAX-MANAGED EQUITY FUND (in thousands)

JUNE 30, 2016

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 1.8%
lululemon athletica, Inc. (A)	93	$6,877

Cable & Satellite – 3.8%
Charter Communications, Inc., Class A (A)	26	5,859
Comcast Corp., Class A	131	8,520

		14,379

Footwear – 1.3%
NIKE, Inc., Class B	87	4,829

Internet Retail – 7.1%
Amazon.com, Inc. (A)	26	18,878
priceline.com, Inc. (A)	5	6,367
TripAdvisor, Inc. (A)	27	1,742

		26,987

Restaurants – 2.7%
Panera Bread Co., Class A (A)	48	10,258

Total Consumer Discretionary – 16.7%		63,330
Consumer Staples

Brewers – 1.2%
Anheuser-Busch InBev S.A. ADR	36	4,701

Food Retail – 1.3%
Casey’s General Stores, Inc.	37	4,814

Hypermarkets & Super Centers – 1.1%
Costco Wholesale Corp.	28	4,342

Packaged Foods & Meats – 2.4%
Blue Buffalo Pet Products, Inc. (A)	204	4,771
Mead Johnson Nutrition Co.	50	4,555

		9,326

Personal Products – 1.0%
Estee Lauder Co., Inc. (The), Class A	41	3,705

Tobacco – 1.1%
Philip Morris International, Inc.	40	4,048

Total Consumer Staples – 8.1%		30,936
Energy

Oil & Gas Equipment & Services – 3.6%
Halliburton Co.	193	8,732
Schlumberger Ltd.	61	4,808

		13,540

Total Energy – 3.6%		13,540
Health Care

Biotechnology – 6.2%
ACADIA Pharmaceuticals, Inc. (A)	101	3,278
Alexion Pharmaceuticals, Inc. (A)	81	9,432

COMMON STOCKS (Continued)	Shares	Value
Biotechnology (Continued)
Biogen, Inc. (A)	10	$2,515
Gilead Sciences, Inc.	44	3,654
Incyte Corp. (A)	46	3,647
Vertex Pharmaceuticals, Inc. (A)	13	1,153

		23,679

Health Care Equipment – 1.2%
DexCom, Inc. (A)	59	4,680

Health Care Facilities – 1.0%
HCA Holdings, Inc. (A)	50	3,843

Pharmaceuticals – 11.4%
Allergan plc (A)	58	13,292
Bristol-Myers Squibb Co.	115	8,488
Shire Pharmaceuticals Group plc ADR	70	12,822
Teva Pharmaceutical Industries Ltd. ADR	170	8,534

		43,136

Total Health Care – 19.8%		75,338
Industrials

Aerospace & Defense – 2.8%
Boeing Co. (The)	44	5,714
Raytheon Co.	35	4,799

		10,513

Industrial Conglomerates – 1.5%
Danaher Corp.	57	5,737

Railroads – 3.7%
Kansas City Southern	62	5,595
Union Pacific Corp.	96	8,358

		13,953

Research & Consulting Services – 2.5%
Verisk Analytics, Inc., Class A (A)	116	9,430

Trucking – 1.8%
J.B. Hunt Transport Services, Inc.	87	7,041

Total Industrials – 12.3%		46,674
Information Technology

Application Software – 6.9%
Adobe Systems, Inc. (A)	122	11,638
salesforce.com, Inc. (A)	187	14,818

		26,456

Data Processing & Outsourced Services – 7.2%
Alliance Data Systems Corp. (A)	3	616
FleetCor Technologies, Inc. (A)	59	8,402
MasterCard, Inc., Class A	92	8,092
Visa, Inc., Class A	137	10,152

		27,262

Internet Software & Services – 7.3%
Alphabet, Inc., Class A (A)	16	10,929

COMMON STOCKS (Continued)	Shares	Value
Internet Software & Services (Continued)
Alphabet, Inc., Class C (A)	5	$3,756
Facebook, Inc., Class A (A)	114	13,028

		27,713

IT Consulting & Other Services – 2.2%
Cognizant Technology Solutions Corp., Class A (A)	148	8,477

Semiconductor Equipment – 2.5%
Lam Research Corp.	111	9,348

Technology Hardware, Storage & Peripherals – 3.4%
Apple, Inc.	134	12,815

Total Information Technology – 29.5%		112,071
Telecommunication Services

Wireless Telecommunication Service – 2.6%
American Tower Corp., Class A	70	7,907
SBA Communications Corp. (A)	20	2,148

		10,055

Total Telecommunication Services – 2.6%		10,055

TOTAL COMMON STOCKS – 92.6%		$351,944
(Cost: $259,793)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 6.5%
Becton Dickinson & Co.,
0.730%, 7–12–16	$3,000	2,999
DTE Energy Co. (GTD by Detroit Edison Co.),
0.710%, 7–8–16	5,000	4,999
J.M. Smucker Co. (The),
0.620%, 7–6–16	6,000	6,000
Kroger Co. (The),
0.570%, 7–1–16	3,389	3,389
Rockwell Automation, Inc.,
0.650%, 7–21–16	5,000	4,998
Wisconsin Electric Power Co.,
0.600%, 7–7–16	2,500	2,500

		24,885

Master Note – 0.5%
Toyota Motor Credit Corp.,
0.590%, 7–6–16 (C)	1,969	1,969

Municipal Obligations – 2.6%
Castle Rock, CO, Cert of Part, Ser 2008 (GTD by Wells Fargo Bank N.A.),
0.450%, 7–7–16 (C)	3,700	3,700

92	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	TAX-MANAGED EQUITY FUND (in thousands)

JUNE 30, 2016

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations (Continued)
MD Hlth and Higher Edu Fac Auth Rev Bonds, Anne Arundel Hlth Sys Issue, Ser 2009A (GTD by TD Bank N.A.),
0.390%, 7–7–16 (C)	$6,000	$6,000

		9,700

TOTAL SHORT-TERM SECURITIES – 9.6%		$36,554
(Cost: $36,555)

TOTAL INVESTMENT SECURITIES – 102.2%		$388,498
(Cost: $296,348)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (2.2)%		(8,258)

NET ASSETS – 100.0%		$380,240

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at June 30, 2016.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2016. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2016. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$351,944	$—	$—
Short-Term Securities	—	36,554	—
Total	$351,944	$36,554	$—

During the year ended June 30, 2016, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	93

MANAGEMENT DISCUSSION	VALUE FUND

(UNAUDITED)

Matthew T. Norris

Below, Matthew T. Norris, CFA, portfolio manager of Waddell & Reed Advisors Value Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2016. He has managed the Fund since inception and has 24 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2016
Waddell & Reed Advisors Value Fund (Class A shares at net asset value)	–5.49%
Waddell & Reed Advisors Value Fund (Class A shares including sales charges)	–10.95%
Benchmark(s) and/or Lipper Category
Russell 1000 Value Index	2.86%
(generally reflects the performance of large-company value style stocks)
Lipper Large-Cap Value Funds Universe Average	–1.21%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key drivers

The U.S. economy continues its slow growth pattern. Corporate earnings are strong with many companies at historically high margins and equities have roughly tripled from their low in March 2009. The Federal Reserve (Fed) has employed many forms of loose monetary policy to stimulate this recovery, and now that approach is changing. The Fed raised interest rates in December 2015, and rates were expected to rise once or twice during 2016. Recent economic data and outside events such as “Brexit” have now put any interest rate increases in doubt. This is not a way to fight inflation, which remains low, but rather a plan to “normalize” interest rates at some level higher than zero. Heightened volatility is anticipated around these interest rate increases, as the market debates the ultimate impact.

Contributors and detractors

The Fund underperformed the Russell 1000 Value Index, its benchmark, and its peer group for the year ended June 30, 2016. It was a slight positive 12-month period for value investing, with the index up 2.86%. Value investing has underperformed growth investing for the past few years, but recent trends have shifted in favor of value.

The Fund’s underperformance during the period was due to a select number of individual holdings that underperformed. Health care was our worst sector, with names such as Teva Pharmaceuticals and HCA Holdings creating losses for the Fund. We still think these companies are worth holding in the portfolio – generic drugs and hospitals — even though the market decided to go elsewhere.

Technology also hurt, with Micron Technology, Inc. and Western Digital Corp., falling sharply. These companies make various types of memory chips and drives for information storage, which can be prone to volatility.

Two other sectors also underperformed in the period: Energy, where we have limited exposure, and financials. We feel nearly all financials are inexpensive, banks and insurance primarily, but we also believe there is a likelihood these sectors will remain cheap until clarity on interest rates emerge. We will be patient, because the expected returns to intrinsic value could be worth the wait.

The Fund performed well in consumer staples led by Ingredion, Inc. This company makes healthy food products and was somewhat undiscovered by the market when we purchased it a few years ago.

Outlook

Last fiscal year we said caution was in order when it came to rising interest rates, and not to expect the double-digit return we had enjoyed in the past. This concern unfortunately turned out to be correct, with the S&P Index rising 3.99%. We still remain cautiously constructive on the equity markets, especially with individual names we find compelling. The Fed’s potential tightening cycle is not to be taken lightly however, and must be watched and anticipated carefully. Higher interest rates are historically not supportive of higher equity prices. Surprisingly, even with one Fed interest rate hike in December, the 10 year Treasury note has continued to hit new lows. We think this is driven primarily by global flows. Even at a yield of 1.40%, that is still higher than many other developed countries.

94	ANNUAL REPORT	2016

On a macro level, we would expect to see a supportive backdrop with continued gross domestic product growth and lower unemployment. One potential risk is the volatility in oil prices, which makes it difficult for companies to budget long term. After falling throughout 2014 and 2015, oil prices appear to be on the rise but that is not certain. It oil prices stay low, there are benefits. The good side of lower oil is consumer spending, as cheap gasoline frees up the consumer dollar for other purchases.

Historically, the Fund has had a strong long-term performance record, but it has been affected by short term periods of volatility from quarter to quarter. As long-term investors, we typically view these bouts of volatility as opportunities and not threats. The Fund will continue to purchase what we think are high-quality companies whose stock prices are below what we believe to be fair value and be sellers of those same names when they reach what we believe to be appropriate valuation levels. We believe a bottom up, company-by-company analysis can produce solid returns over the long haul.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is no guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Value stocks are stocks of companies that may have experienced adverse business or industry developments, or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Fund’s manager, undervalued. The value of a security believed by the Fund’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Value Fund’s performance.

2016	ANNUAL REPORT	95

PORTFOLIO HIGHLIGHTS	VALUE FUND

ALL DATA IS AS OF JUNE 30, 2016 (UNAUDITED)

Asset Allocation

Stocks	95.5%
Financials	32.8%
Health Care	15.3%
Information Technology	11.6%
Energy	10.0%
Consumer Discretionary	9.9%
Consumer Staples	7.4%
Utilities	4.9%
Materials	3.3%
Industrials	0.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.5%

Lipper Rankings

Category: Lipper Large-Cap Value Funds	Rank	Percentile
1 Year	415/494	84
3 Year	369/436	85
5 Year	314/394	80
10 Year	117/285	41

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Citigroup, Inc.	Financials	Other Diversified Financial Services
JPMorgan Chase & Co.	Financials	Other Diversified Financial Services
Microsoft Corp.	Information Technology	Systems Software
Duke Energy Corp.	Utilities	Electric Utilities
Capital One Financial Corp.	Financials	Consumer Finance
American International Group, Inc.	Financials	Multi-Line Insurance
MetLife, Inc.	Financials	Life & Health Insurance
Dow Chemical Co. (The)	Materials	Diversified Chemicals
Comcast Corp., Class A	Consumer Discretionary	Cable & Satellite
Hess Corp.	Energy	Integrated Oil & Gas

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

96	ANNUAL REPORT	2016

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	VALUE FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 6-30-16	-10.95%	-9.87%	-6.28%	-5.19%
5-year period ended 6-30-16	6.76%	6.60%	7.08%	8.43%
10-year period ended 6-30-16	5.02%	4.75%	4.69%	6.10%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2016	ANNUAL REPORT	97

SCHEDULE OF INVESTMENTS	VALUE FUND (in thousands)

JUNE 30, 2016

COMMON STOCKS	Shares	Value
Consumer Discretionary

Cable & Satellite – 3.2%
Comcast Corp., Class A	364	$23,716

Casinos & Gaming – 2.0%
Las Vegas Sands, Inc.	353	15,348

General Merchandise Stores – 2.5%
Target Corp.	269	18,761

Housewares & Specialties – 2.2%
Newell Rubbermaid, Inc.	336	16,295

Total Consumer Discretionary – 9.9%		74,120
Consumer Staples

Agricultural Products – 2.8%
Ingredion, Inc.	161	20,869

Drug Retail – 2.5%
CVS Caremark Corp.	194	18,612

Tobacco – 2.1%
Philip Morris International, Inc.	151	15,349

Total Consumer Staples – 7.4%		54,830
Energy

Integrated Oil & Gas – 4.7%
Chevron Corp.	114	11,961
Hess Corp.	381	22,904

		34,865

Oil & Gas Refining & Marketing – 2.7%
Marathon Petroleum Corp. (A)	539	20,476

Oil & Gas Storage & Transportation – 2.6%
Energy Transfer Partners L.P.	150	5,691
VTTI Energy Partners L.P.	674	13,676

		19,367

Total Energy – 10.0%		74,708
Financials

Consumer Finance – 5.8%
Capital One Financial Corp.	429	27,265
Synchrony Financial (B)	635	16,055

		43,320

Life & Health Insurance – 3.3%
MetLife, Inc.	621	24,719

Mortgage REITs – 2.6%
American Capital Agency Corp.	971	19,253

COMMON STOCKS (Continued)	Shares	Value
Multi-Line Insurance – 3.7%
American International Group, Inc. (A)	516	$27,265

Other Diversified Financial Services – 9.4%
Citigroup, Inc. (A)	825	34,989
JPMorgan Chase & Co.	560	34,767

		69,756

Property & Casualty Insurance – 3.0%
Allstate Corp. (The)	319	22,307

Reinsurance – 2.5%
Reinsurance Group of America, Inc.	195	18,921

Specialized REITs – 2.5%
Communications Sales & Leasing, Inc.	650	18,785

Total Financials – 32.8%		244,326
Health Care

Biotechnology – 2.7%
Amgen, Inc.	135	20,510

Health Care Facilities – 2.9%
HCA Holdings, Inc. (B)	277	21,293

Managed Health Care – 6.7%
Aetna, Inc.	113	13,764
Anthem, Inc.	131	17,140
Cigna Corp.	88	11,289
Humana, Inc.	44	7,986

		50,179

Pharmaceuticals – 3.0%
Teva Pharmaceutical Industries Ltd. ADR	445	22,353

Total Health Care – 15.3%		114,335
Industrials

Industrial Machinery – 0.3%
Eaton Corp.	41	2,425

Total Industrials – 0.3%		2,425
Information Technology

IT Consulting & Other Services – 0.7%
Computer Sciences Corp.	108	5,367

Semiconductor Equipment – 1.4%
Lam Research Corp.	127	10,684

Semiconductors – 3.0%
Micron Technology, Inc. (A)(B)	1,608	22,125

COMMON STOCKS (Continued)	Shares	Value
Systems Software – 4.2%
Microsoft Corp.	615	$31,454

Technology Hardware, Storage & Peripherals – 2.3%
Western Digital Corp. (A)	357	16,848

Total Information Technology – 11.6%		86,478
Materials

Diversified Chemicals – 3.3%
Dow Chemical Co. (The)	494	24,547

Total Materials – 3.3%		24,547
Utilities

Electric Utilities – 4.9%
Duke Energy Corp.	322	27,633
Exelon Corp. (A)	241	8,759

		36,392

Total Utilities – 4.9%		36,392

TOTAL COMMON STOCKS – 95.5%		$712,161
(Cost: $653,297)

SHORT-TERM SECURITIES	Principal
Commercial Paper (C) – 4.5%
BorgWarner, Inc.,
0.670%, 7–12–16	$7,000	6,999
CVS Health Corp.,
0.630%, 7–1–16	5,000	5,000
DTE Energy Co. (GTD by Detroit Edison Co.),
0.710%, 7–8–16	5,000	4,999
Kroger Co. (The):
0.570%, 7–1–16	3,419	3,419
0.650%, 7–6–16	10,000	9,999
W.W. Grainger, Inc.,
0.380%, 7–26–16	2,500	2,499

		32,915

Master Note – 0.0%
Toyota Motor Credit Corp.,
0.590%, 7–6–16 (D)	338	338

TOTAL SHORT-TERM SECURITIES – 4.5%		$33,253
(Cost: $33,253)

TOTAL INVESTMENT SECURITIES – 100.0%		$745,414
(Cost: $686,550)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		89

NET ASSETS – 100.0%		$745,503

98	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	VALUE FUND (in thousands)

JUNE 30, 2016

Notes to Schedule of Investments

(A)	All or a portion of securities with an aggregate value of $31,143 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(B)	No dividends were paid during the preceding 12 months.

(C)	Rate shown is the yield to maturity at June 30, 2016.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2016. Date shown represents the date that the variable rate resets.

The following written options were outstanding at June 30, 2016 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
American International Group, Inc.	N/A	Call	327	July 2016	$60.00	$16	$(1)
Chevron Corp.	N/A	Put	192	July 2016	90.00	23	(1)
Exelon Corp.	N/A	Call	2,294	July 2016	33.00	78	(757)
Micron Technology, Inc.	N/A	Call	1,700	July 2016	15.00	27	(37)
Newell Rubbermaid, Inc.	N/A	Put	604	September 2016	42.00	33	(41)
Synchrony Financial	N/A	Put	1,455	August 2016	22.00	47	(54)
VTTI Energy Partners L.P.	N/A	Put	553	July 2016	20.00	125	(36)
Western Digital Corp.	N/A	Call	479	July 2016	55.00	25	(5)

						$374	$(932)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2016. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$712,161	$—	$—
Short-Term Securities	—	33,253	—
Total	$712,161	$33,253	$—

Liabilities
Written Options	$801	$131	$—

During the year ended June 30, 2016, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

OTC = Over the Counter

REIT = Real Estate Investment Trusts

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	99

MANAGEMENT DISCUSSION	VANGUARD FUND

(UNAUDITED)

Daniel P. Becker

Philip J. Sanders

Below, Daniel P. Becker, CFA, and Philip J. Sanders, CFA, portfolio managers of Waddell & Reed Advisors Vanguard Fund, discuss positioning, performance and results for the fiscal year ended June 30, 2016. Mr. Becker has managed the Fund since 1998 and Mr. Sanders has managed the Fund since 2007. Both men have 27 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2016
Waddell & Reed Advisors Vanguard Fund (Class A shares at net asset value)	–2.91%
Waddell & Reed Advisors Vanguard Fund (Class A shares including sales charges)	–8.50%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	3.02%
(generally reflects the performance of securities that represent the large-cap growth market)
Lipper Large-Cap Growth Funds Universe Average	–1.68%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Key drivers

The Russell 1000 Growth Index, the Fund’s benchmark, recorded a modest gain for the fiscal year ended June 30, 2016. The Index’s positive performance falls far short of telling the story of what was a very volatile 12-month period in equities. At several times during the measurement period the index was in negative, double-digit territory, reflecting first the many potential outcomes of the removal of Federal Reserve (Fed) monetary policy in the current slow global economic environment, and then later, the negative market shock surrounding the U.K.’s European Union (EU) referendum, commonly known as “Brexit.” The volatility associated with a complex mix of variables such as Chinese and emerging economy debt levels, the strength of the U.S. dollar, the aggressive monetary policy accommodation from foreign central banks and the uncertainty of “Brexit” may well be with us for a long time as we enter the last six months of calendar 2016.

There exists much discussion surrounding the divergence in both monetary policy and economic growth rates that the U.S. is experiencing relative to other markets and economies around the world. The continued divergence in monetary policy reached a climax during first quarter calendar 2016 as interest rate differentials, as well as the assumed path for future interest rate moves, contributed to a meaningful appreciation in the U.S. dollar. Due to aggressive monetary easing in other global economies and specific Asian currency values that are pegged to the dollar, a tipping point was reached where potential future increases in the dollar may have caused capital flight from emerging economies. This situation had the potential to negatively impact the global banking system and financial markets.

In short, there was a risk that the combined actions of global central banks would create an error in monetary policy, thrusting fragile economies into recession and prompting a further downward spiral in commodity-led economies with large U.S. dollar-denominated debt burdens. In our view, the Fed acted appropriately by eventually acknowledging these risks and suggesting a less damaging path to normalizing short-term interest rates over the rest of calendar year 2016. This acknowledgment ignited a stock market recovery late in first quarter 2016, only to repeat the losses and gains late in June as we confront the uncertainty emanating from new EU trade policy without the U.K.

The U.S. remains the stable pillar of hope (and growth) within an uncertain global macroeconomic environment. As such, investors continue to hold a more favorable view on the prospects for the U.S. economy and focus mainly on the positive indicators at work domestically, such as employment gains, strong consumer and low interest rates. As we get these now numerous corrections, we will continue to use them as a creator of opportunities, not as something to fear. Since the Great Recession we have experienced more than 10 market volatility shocks with eventual returns to sanity, and we expect to see more in the future.

The index’s fiscal year return attribution suggests that stock financial characteristics such as return on equity, dividend yield and low beta or low volatility have been key variables in driving performance over the past few months. Our underrepresentation in stocks matching these “safe haven” style factors minimized what had been a fairly good start to the fiscal year through the end of calendar year 2015, ending in poor performance in June as the global flight to safety reached a peak. Growth stocks have recently been out of favor as all forms of volatility and risk have been shunned; however, we expect this situation to change heading into calendar year 2017. In our view, the price of safety is exceptionally high currently, creating opportunities in other areas.

100	ANNUAL REPORT	2016

Performance, strategies employed and attribution

For the fiscal year ended June 30, 2016, Fund performance was underwhelming and it underperformed its benchmark. Despite the recent underperformance, the Fund’s philosophy has remained consistent — a process that identifies structurally advantaged companies that can generate superior levels of profitability and growth over time. In many cases, short-term dislocations and volatility provided by macro uncertainty offer a favorable entry point for structurally advantaged businesses. The rapid changes in sentiment within the capital markets continue to create opportunities for patient growth stock investors.

In terms of performance attribution, the Fund’s underperformance was largely driven by the health care sector, both in terms of an overweight position and unfavorable stock selection. Security selection and overall limited exposure in consumer staples also contributed to the Fund’s underperformance during the fiscal period.

Concurrent to the above mentioned global macroeconomic events, the U.S. Presidential election and the negative disclosures by Valeant Pharmaceuticals (not a Fund holding) created a hostile environment for most health care companies, especially those that have benefitted from pricing power in therapeutic categories where list prices appear relatively high. This environment has catalyzed a potential move in public policy by both political parties’ candidates that we believe would disrupt the health care industry, if implemented. While it would likely require a more liberal and united Congress to significantly change policy, the ongoing headlines may continue to depress stock performance leading up to the election. We expect some of these stocks to rebound later in 2016 as the market determines the actual path of policy may not be as detrimental as the campaign rhetoric would imply.

As discussed above, health care was by far the biggest negative contributor to the Fund’s relative performance during the measurement period. There have been several favorable tailwinds benefiting health care over the past several years — exceptional innovation, strong commercial launches, supportive U.S. Food and Drug Administration and access to cheap funding — and many of these variables remained in place during the measurement period. However, there was a significant change in terms of perceived risk around government enacting regulations to curb increases in drug prices. The introduction of this risk and others, created a poor investment climate that reduced health care stock valuations fairly rapidly despite limited changes in near-term fundamentals.

Consumer discretionary and technology provided positive attribution, although not material enough to overcome pressures in health care. In consumer discretionary, a significant overweight in Amazon.com and our position in Under Armour, Inc. (no longer a Fund holding) helped contribute positively toward performance. Amazon’s performance during the fiscal year was exceptional and driven by much needed improvements in margins and additional disclosures that showed the growth and margin profile of the company’s cloud computing business. In technology, positive contribution was generated by overweight positions in the fast-growing companies such as Adobe Systems, Inc. and Facebook, Inc. Positions in Starbuck’s Corp., O’Reilly Automotive Inc., Phillip Morris International, Ulta Salon, Cosmetics & Fragrance, and the Fund’s underweight position in Apple, Inc. also helped performance during the fiscal period.

Outlook and positioning

Entering the next fiscal year feels a little like déjà vu as many of the debates from the prior measurement period remain, such as global growth instability and the timing of the Fed’s move to a “normalized” monetary policy. Although the latter issue has now evolved into the “pace” at which the Fed will move interest rates higher. We expect continued sluggish economic growth out of the U.S. economy, likely in the 2% to 3% range, but stubbornly disappointing. We expect the direction of the U.S. economy will become a larger focal point in the coming fiscal year.

Particularly noteworthy, in our view, is the effort by the European Central Bank to increase the size and scope of its quantitative easing program, by purchasing more government and corporate bonds. This tactical change is a welcome move as it should prevent further decline in low or already negative interest rates, thus taking pressure off the rising U.S. dollar. Since this shift was announced, the dollar has depreciated against most major currencies, helping to reduce systemic risk. As the dollar has appreciated so strongly over the past 18 months, we think some depreciation will be beneficial to fixed income, currency and equity markets globally.

Looking ahead, we continue to expect a slow rate of economic growth, limited profit growth and low inflation, conditions which usually support growth stocks. In the short term, value stocks may continue to outperform; however, many of these value stocks were priced for significant economic distress, especially if their revenues are exposed to global commodity market trends. After these distressed valuations improve, we expect the growth stock cycle to resume, as many of the Fund’s growth stocks are now supported by attractive valuations and profit outlooks. These include some of the Fund’s largest holdings, such as Visa, Inc., MasterCard, Inc., Alphabet, Inc. (previously known as Google), Celgene Corp., Home Depot and Allergan. We are selectively increasing exposure to these and other companies that we believe have been depressed by recent market weakness.

2016	ANNUAL REPORT	101

MANAGEMENT DISCUSSION	VANGUARD FUND

(UNAUDITED)

The Fund’s positioning for coming fiscal year will focus more so on taking advantage of these sudden swings in risk appetite and more proactively adding exposure to long-term investments as inevitable stock price dislocations occur relative to minimal actual fundamental changes. We continue to pursue a strategy that focuses on the smaller subset of companies with strong business models that originate and are maintained by a high and sustainable level of competitive advantage within their served addressable markets. Thank you for your continued confidence and support.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Vanguard Fund’s performance.

102	ANNUAL REPORT	2016

PORTFOLIO HIGHLIGHTS	VANGUARD FUND

ALL DATA IS AS OF JUNE 30, 2016 (UNAUDITED)

Asset Allocation

Stocks	96.9%
Information Technology	35.4%
Health Care	18.6%
Consumer Discretionary	17.8%
Industrials	10.9%
Energy	4.0%
Consumer Staples	3.5%
Financials	3.1%
Telecommunication Services	2.2%
Materials	1.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.1%

Lipper Rankings

Category: Lipper Large-Cap Growth Funds	Rank	Percentile
1 Year	430/678	64
3 Year	216/621	35
5 Year	274/547	50
10 Year	260/395	66

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
Lam Research Corp.	Information Technology	Semiconductor Equipment
Visa, Inc., Class A	Information Technology	Data Processing & Outsourced Services
Home Depot, Inc. (The)	Consumer Discretionary	Home Improvement Retail
MasterCard, Inc., Class A	Information Technology	Data Processing & Outsourced Services
Allergan plc	Health Care	Pharmaceuticals
Amazon.com, Inc.	Consumer Discretionary	Internet Retail
Philip Morris International, Inc.	Consumer Staples	Tobacco
Facebook, Inc., Class A	Information Technology	Internet Software & Services
Bristol-Myers Squibb Co.	Health Care	Pharmaceuticals
Alphabet, Inc., Class A	Information Technology	Internet Software & Services

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2016	ANNUAL REPORT	103

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	VANGUARD FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class Y
1-year period ended 6-30-16	-8.50%	-7.43%	-3.79%	-2.59%
5-year period ended 6-30-16	9.09%	8.91%	9.29%	10.72%
10-year period ended 6-30-16	6.28%	5.88%	5.79%	7.26%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

104	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	VANGUARD FUND (in thousands)

JUNE 30, 2016

COMMON STOCKS	Shares	Value
Consumer Discretionary

Automotive Retail – 3.7%
AutoZone, Inc. (A)	34	$26,911
O’Reilly Automotive, Inc. (A)	106	28,737

		55,648

Cable & Satellite – 2.0%
Comcast Corp., Class A	460	29,981

Casinos & Gaming – 0.5%
Las Vegas Sands, Inc.	168	7,315

Footwear – 0.8%
NIKE, Inc., Class B	214	11,785

Home Improvement Retail – 4.0%
Home Depot, Inc. (The)	473	60,397

Internet Retail – 3.5%
Amazon.com, Inc. (A)	74	53,081

Movies & Entertainment – 1.1%
Walt Disney Co. (The)	176	17,246

Restaurants – 1.3%
Starbucks Corp.	342	19,552

Specialty Stores – 0.9%
Ulta Salon, Cosmetics & Fragrance, Inc. (A)	54	13,230

Total Consumer Discretionary – 17.8%		268,235
Consumer Staples

Tobacco – 3.5%
Philip Morris International, Inc.	514	52,233

Total Consumer Staples – 3.5%		52,233
Energy

Oil & Gas Equipment & Services – 2.1%
Halliburton Co.	416	18,832
Schlumberger Ltd.	174	13,760

		32,592

Oil & Gas Exploration & Production – 1.9%
EOG Resources, Inc.	343	28,613

Total Energy – 4.0%		61,205
Financials

Investment Banking & Brokerage – 1.4%
Charles Schwab Corp. (The)	832	21,055

Specialized Finance – 1.7%
CME Group, Inc.	271	26,347

Total Financials – 3.1%		47,402
Health Care

Biotechnology – 6.0%
Alexion Pharmaceuticals, Inc. (A)	64	7,461
Biogen, Inc. (A)	19	4,570

COMMON STOCKS (Continued)	Shares	Value
Biotechnology (Continued)
Celgene Corp. (A)	412	$40,596
Gilead Sciences, Inc.	369	30,774
Vertex Pharmaceuticals, Inc. (A)	85	7,329

		90,730

Health Care Equipment – 1.1%
DexCom, Inc. (A)	210	16,683

Health Care Facilities – 2.3%
HCA Holdings, Inc. (A)	456	35,086

Pharmaceuticals – 9.2%
Allergan plc (A)	240	55,516
Bristol-Myers Squibb Co.	683	50,198
Shire Pharmaceuticals Group plc ADR	176	32,453

		138,167

Total Health Care – 18.6%		280,666
Industrials

Aerospace & Defense – 5.5%
Honeywell International, Inc.	241	28,010
Lockheed Martin Corp.	153	37,871
Northrop Grumman Corp.	77	17,004

		82,885

Industrial Conglomerates – 1.2%
Danaher Corp.	182	18,392

Railroads – 4.2%
Canadian Pacific Railway Ltd.	251	32,340
Union Pacific Corp.	363	31,663

		64,003

Total Industrials – 10.9%		165,280
Information Technology

Application Software – 4.2%
Adobe Systems, Inc. (A)	432	41,333
salesforce.com, Inc. (A)	268	21,258

		62,591

Data Processing & Outsourced Services – 9.8%
FleetCor Technologies, Inc. (A)	189	26,995
MasterCard, Inc., Class A	675	59,449
Visa, Inc., Class A	839	62,199

		148,643

Internet Software & Services – 8.3%
Alphabet, Inc., Class A (A)	64	44,815
Alphabet, Inc., Class C (A)	43	29,924
Facebook, Inc., Class A (A)	445	50,900

		125,639

Semiconductor Equipment – 4.1%
Lam Research Corp.	745	62,583

Semiconductors – 4.2%
Microchip Technology, Inc.	743	37,704
NXP Semiconductors N.V. (A)	329	25,758

		63,462

COMMON STOCKS (Continued)	Shares	Value
Systems Software – 2.8%
Microsoft Corp.	832	$42,553

Technology Hardware, Storage & Peripherals – 2.0%
Apple, Inc.	315	30,067

Total Information Technology – 35.4%		535,538
Materials

Diversified Chemicals – 1.4%
PPG Industries, Inc.	197	20,507

Total Materials – 1.4%		20,507
Telecommunication Services

Wireless Telecommunication Service – 2.2%
American Tower Corp., Class A	293	33,265

Total Telecommunication Services – 2.2%		33,265

TOTAL COMMON STOCKS – 96.9%		$1,464,331
(Cost: $1,070,272)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 3.8%
BMW U.S. Capital LLC (GTD by BMW AG),
0.410%, 7–27–16	$11,000	10,997
Caterpillar Financial Services Corp. (GTD by Caterpillar, Inc.),
0.490%, 7–7–16	5,000	5,000
CVS Health Corp.,
0.630%, 7–1–16	11,000	11,000
J.M. Smucker Co. (The),
0.620%, 7–6–16	6,000	5,999
Kroger Co. (The),
0.570%, 7–1–16	4,679	4,679
Mattel, Inc.,
0.740%, 7–14–16	12,000	11,996
Washington Gas Light Co.,
0.400%, 7–20–16	7,000	6,998

		56,669

Master Note – 0.1%
Toyota Motor Credit Corp.,
0.590%, 7–6–16 (C)	1,545	1,545

TOTAL SHORT-TERM SECURITIES – 3.9%		$58,214
(Cost: $58,216)

TOTAL INVESTMENT SECURITIES – 100.8%		$1,522,545
(Cost: $1,128,488)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.8)%		(11,677)

NET ASSETS – 100.0%		$1,510,868

2016	ANNUAL REPORT	105

SCHEDULE OF INVESTMENTS	VANGUARD FUND (in thousands)

JUNE 30, 2016

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at June 30, 2016.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2016. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2016. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$1,464,331	$—	$—
Short-Term Securities	—	58,214	—
Total	$1,464,331	$58,214	$—

During the year ended June 30, 2016, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipt

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

106	ANNUAL REPORT	2016

STATEMENTS OF ASSETS AND LIABILITIES	WADDELL & REED ADVISORS FUNDS

AS OF JUNE 30, 2016

(In thousands, except per share amounts)	Accumulative Fund	Asset Strategy Fund(1)	Continental Income Fund	Core Investment Fund	Dividend Opportunities Fund	Energy Fund	Global Growth Fund
ASSETS
Investments in unaffiliated securities at value+	$1,364,624	$2,034,095	$1,526,570	$3,924,418	$572,988	$248,572	$615,614
Investments in affiliated securities at value+	—	32,946	—	—	—	—	—
Bullion at value+	—	152,243	—	—	—	—	—
Investments at Value	1,364,624	2,219,284	1,526,570	3,924,418	572,988	248,572	615,614
Cash	125	4,404	162	1	1	1	1
Cash denominated in foreign currencies at value+	—	2	—	—	—	—	1
Investment securities sold receivable	79,056	—	12,324	19,817	1,836	—	10,508
Dividends and interest receivable	1,291	9,236	4,614	4,445	1,139	105	831
Capital shares sold receivable	456	686	1,040	1,423	469	209	514
Unrealized appreciation on forward foreign currency contracts	—	110	—	—	—	—	54
Prepaid and other assets	72	54	84	97	38	36	57
Total Assets	1,445,624	2,233,776	1,544,794	3,950,201	576,471	248,923	627,580

LIABILITIES
Investment securities purchased payable	26,529	—	6,372	67,323	1,818	—	14,348
Capital shares redeemed payable	2,368	4,925	3,580	7,184	771	419	849
Independent Trustees and Chief Compliance Officer fees payable	399	345	229	1,017	72	20	174
Distribution and service fees payable	7	11	7	20	3	1	2
Shareholder servicing payable	224	539	294	633	136	94	156
Investment management fee payable	25	40	28	65	11	6	14
Accounting services fee payable	22	22	22	21	13	7	14
Variation margin payable	164	—	—	—	—	—	—
Written options at value+	1,745	1,750	3	—	—	—	—
Other liabilities	24	37	25	48	15	12	16
Total Liabilities	31,507	7,669	10,560	76,311	2,839	559	15,573
Total Net Assets	$1,414,117	$2,226,107	$1,534,234	$3,873,890	$573,632	$248,364	$612,007

NET ASSETS
Capital paid in (shares authorized – unlimited)	$1,244,046	$2,338,607	$1,403,419	$3,270,450	$447,214	$236,479	$575,308
Undistributed (distributions in excess of) net investment income	1,191	37,422	2,525	10,466	1,902	(398)	(174)
Accumulated net realized gain (loss)	29,111	(149,266)	5,490	36,748	9,718	(30,163)	(13,924)
Net unrealized appreciation (depreciation)	139,769	(656)	122,800	556,226	114,798	42,446	50,797
Total Net Assets	$1,414,117	$2,226,107	$1,534,234	$3,873,890	$573,632	$248,364	$612,007

CAPITAL SHARES OUTSTANDING:
Class A	121,400	172,522	94,286	456,178	22,031	12,588	32,122
Class B	413	2,239	401	1,675	171	66	72
Class C	698	4,513	1,636	3,787	446	209	129
Class Y	29,980	100,477	68,142	174,596	15,540	6,616	24,001

NET ASSET VALUE PER SHARE:
Class A	$9.27	$7.94	$9.33	$6.09	$15.03	$12.55	$10.84
Class B	$7.91	$7.53	$9.19	$5.06	$14.56	$11.12	$9.57
Class C	$8.08	$7.60	$9.26	$5.19	$14.75	$11.57	$10.05
Class Y	$9.32	$8.01	$9.33	$6.12	$15.03	$13.18	$10.91

+COST
Investments in unaffiliated securities at cost	$1,224,088	$1,979,406	$1,404,203	$3,368,192	$458,190	$206,126	$564,825
Investments in affiliated securities at cost	—	99,511	—	—	—	—	—
Bullion at cost	—	141,109	—	—	—	—	—
Cash denominated in foreign currencies at cost	—	2	—	—	—	—	2
Written options premiums received at cost	1,181	1,761	436	—	—	—	—

(1)	Consolidated Statement of Assets and Liabilities (See Note 6 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	107

STATEMENTS OF ASSETS AND LIABILITIES	WADDELL & REED ADVISORS FUNDS

AS OF JUNE 30, 2016

(In thousands, except per share amounts)	New Concepts Fund	Science and Technology Fund	Small Cap Fund	Tax-Managed Equity Fund	Value Fund	Vanguard Fund
ASSETS
Investments in unaffiliated securities at value+	$1,619,711	$2,543,348	$792,356	$388,498	$745,414	$1,522,545
Investments in affiliated securities at value+	—	483,132	—	—	—	—
Investments at Value	1,619,711	3,026,480	792,356	388,498	745,414	1,522,545
Cash	1	7,494	1	1	1	1
Investment securities sold receivable	8,074	4,338	16,268	—	9,166	8,812
Dividends and interest receivable	978	1,493	280	208	1,550	1,091
Capital shares sold receivable	665	1,308	226	248	394	613
Prepaid and other assets	45	65	27	48	29	67
Total Assets	1,629,474	3,041,178	809,158	389,003	756,554	1,533,129

LIABILITIES
Investment securities purchased payable	30	4,241	3,979	7,911	8,527	19,232
Capital shares redeemed payable	2,358	4,965	1,138	751	1,252	2,307
Independent Trustees and Chief Compliance Officer fees payable	277	527	161	23	98	358
Distribution and service fees payable	7	16	4	2	2	7
Shareholder servicing payable	412	621	234	46	192	282
Investment management fee payable	37	68	18	7	14	27
Accounting services fee payable	22	22	17	10	17	22
Unrealized depreciation on swap agreements	—	—	1,195	—	—	—
Written options at value+	5,866	3,636	—	—	932	—
Other liabilities	27	46	17	13	17	26
Total Liabilities	9,036	14,142	6,763	8,763	11,051	22,261
Total Net Assets	$1,620,438	$3,027,036	$802,395	$380,240	$745,503	$1,510,868

NET ASSETS
Capital paid in (shares authorized – unlimited)	$1,382,118	$2,127,541	$591,656	$281,473	$683,277	$1,060,519
Undistributed (distributions in excess of) net investment income	(6,129)	(11,158)	(7,166)	(440)	15,445	(357)
Accumulated net realized gain (loss)	22,451	(31,766)	25,494	7,057	(11,525)	56,649
Net unrealized appreciation	221,998	942,419	192,411	92,150	58,306	394,057
Total Net Assets	$1,620,438	$3,027,036	$802,395	$380,240	$745,503	$1,510,868

CAPITAL SHARES OUTSTANDING:
Class A	108,358	188,366	37,158	12,734	22,869	111,834
Class B	798	1,340	413	26	136	543
Class C	1,243	1,865	640	399	346	980
Class Y	56,507	50,744	14,744	9,708	32,629	47,645

NET ASSET VALUE PER SHARE:
Class A	$9.36	$12.22	$14.68	$16.67	$13.28	$9.23
Class B	$6.51	$8.52	$10.78	$14.20	$12.34	$6.68
Class C	$6.80	$8.68	$11.58	$14.20	$12.59	$6.88
Class Y	$10.48	$13.75	$16.63	$16.68	$13.35	$9.84

+COST
Investments in unaffiliated securities at cost	$1,395,723	$1,778,453	$598,749	$296,348	$686,550	$1,128,488
Investments in affiliated securities at cost	—	306,306	—	—	—	—
Written options premiums received at cost	3,876	4,338	—	—	374	—

See Accompanying Notes to Financial Statements.

108	ANNUAL REPORT	2016

STATEMENTS OF OPERATIONS	WADDELL & REED ADVISORS FUNDS

FOR THE YEAR ENDED JUNE 30, 2016

(In thousands)	Accumulative Fund	Asset Strategy Fund(1)	Continental Income Fund	Core Investment Fund	Dividend Opportunities Fund	Energy Fund	Global Growth Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$23,609	$22,884	$20,212	$53,887	$13,051	$2,854	$7,854
Foreign dividend withholding tax	(207)	(550)	(252)	(1,153)	(175)	(47)	(452)
Interest and amortization from unaffiliated securities	294	9,173	17,009	261	178	36	144
Foreign interest withholding tax	—	— *	—	—	—	—	— *
Payment in-kind bond security income	—	5,698	—	—	—	—	—
Total Investment Income	23,696	37,205	36,969	52,995	13,054	2,843	7,546

EXPENSES
Investment management fee	9,797	17,370	10,330	25,547	4,106	1,944	5,393
Distribution and service fees:
Class A	3,531	6,295	3,703	9,907	1,423	557	1,395
Class B	38	224	42	99	31	9	9
Class C	60	415	157	208	71	21	15
Shareholder servicing:
Class A	2,055	5,298	2,781	6,042	1,356	944	1,407
Class B	22	122	22	57	19	10	9
Class C	21	131	44	75	22	13	9
Class Y	12	97	17	159	11	5	112
Registration fees	97	115	129	137	75	87	83
Custodian fees	31	122	26	54	17	11	40
Independent Trustees and Chief Compliance Officer fees	39	110	55	132	24	10	19
Accounting services fee	260	260	260	260	160	88	167
Professional fees	64	236	62	141	36	25	24
Other	69	201	77	188	43	33	55
Total Expenses	16,096	30,996	17,705	43,006	7,394	3,757	8,737
Less:
Expenses in excess of limit	(670)	(100)	(200)	(641)	—	—	(190)
Total Net Expenses	15,426	30,896	17,505	42,365	7,394	3,757	8,547
Net Investment Income (Loss)	8,270	6,309	19,464	10,630	5,660	(914)	(1,001)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	85,068	(155,053)	31,703	165,989	18,025	(23,206)	(13,793)
Futures contracts	860	2,432	—	—	—	—	—
Written options	6,690	12,494	2,783	—	—	—	—
Forward foreign currency contracts	—	(4,197)	—	—	—	—	—
Foreign currency exchange transactions	(3)	(50)	—	—	(13)	— *	(125)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(159,219)	(149,097)	(90,347)	(273,702)	(18,887)	(3,638)	(32,718)
Investments in affiliated securities	—	(47,224)	—	—	—	—	—
Futures contracts	(190)	1,477	—	—	—	—	—
Written options	(719)	7,106	433	—	—	—	—
Forward foreign currency contracts	—	461	—	—	—	—	54
Foreign currency exchange transactions	— *	57	—	—	—	—	33
Net Realized and Unrealized Loss	(67,513)	(331,594)	(55,428)	(107,713)	(875)	(26,844)	(46,549)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(59,243)	$(325,285)	$(35,964)	$(97,083)	$4,785	$(27,758)	$(47,550)

* Not shown due to rounding.

(1)	Consolidated Statement of Operations (See Note 6 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	109

STATEMENTS OF OPERATIONS	WADDELL & REED ADVISORS FUNDS

FOR THE YEAR ENDED JUNE 30, 2016

(In thousands)	New Concepts Fund	Science and Technology Fund	Small Cap Fund	Tax-Managed Equity Fund	Value Fund	Vanguard Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$18,619	$15,287	$5,222	$3,075	$17,222	$16,545
Foreign dividend withholding tax	(57)	(179)	(4)	(52)	(120)	(48)
Interest and amortization from unaffiliated securities	103	508	222	89	180	167
Interest and amortization from affiliated securities	—	946	—	—	—	—
Total Investment Income	18,665	16,562	5,440	3,112	17,282	16,664

EXPENSES
Investment management fee	14,301	27,347	6,939	2,451	5,685	10,520
Distribution and service fees:
Class A	4,003	7,938	1,949	923	1,962	3,593
Class B	60	145	53	5	22	43
Class C	91	180	79	56	51	66
Shareholder servicing:
Class A	3,966	5,706	2,266	410	1,910	2,528
Class B	39	75	35	2	16	26
Class C	40	77	29	12	18	25
Class Y	125	193	36	3	30	141
Registration fees	100	125	77	70	80	106
Custodian fees	29	129	21	14	19	24
Independent Trustees and Chief Compliance Officer fees	64	128	28	16	34	47
Accounting services fee	260	260	210	125	209	260
Professional fees	75	175	47	17	46	68
Other	96	166	58	24	58	66
Total Expenses	23,249	42,644	11,827	4,128	10,140	17,513
Less:
Expenses in excess of limit	(201)	(201)	(163)	(52)	(81)	(301)
Total Net Expenses	23,048	42,443	11,664	4,076	10,059	17,212
Net Investment Income (Loss)	(4,383)	(25,881)	(6,224)	(964)	7,223	(548)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	66,488	(23,566)	56,666	10,867	34,554	106,928
Written options	(525)	(1,053)	253	—	1,072	—
Swap agreements	—	—	(10,848)	—	—	—
Foreign currency exchange transactions	(7)	3	— *	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(203,608)	(688,132)	(82,803)	(20,968)	(91,712)	(151,511)
Investments in affiliated securities	—	134,625	—	—	—	—
Written options	(545)	(1,836)	—	—	(495)	—
Swap agreements	—	—	(1,599)	—	—	—
Foreign currency exchange transactions	—	— *	— *	—	—	—
Net Realized and Unrealized Loss	(138,197)	(579,959)	(38,331)	(10,101)	(56,581)	(44,583)
Net Decrease in Net Assets Resulting from Operations	$(142,580)	$(605,840)	$(44,555)	$(11,065)	$(49,358)	$(45,131)

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

110	ANNUAL REPORT	2016

STATEMENTS OF CHANGES IN NET ASSETS	WADDELL & REED ADVISORS FUNDS

	Accumulative Fund		Asset Strategy Fund(1)		Continental Income Fund
(In thousands)	Year ended 6-30-16	Year ended 6-30-15	Year ended 6-30-16	Year ended 6-30-15	Year ended 6-30-16	Year ended 6-30-15
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$8,270	$4,308	$6,309	$26,723	$19,464	$12,455
Net realized gain (loss) on investments	92,615	166,285	(144,374)	(35,185)	34,486	130,954
Net change in unrealized depreciation	(160,128)	(10,998)	(187,220)	(149,139)	(89,914)	(91,413)
Net Increase (Decrease) in Net Assets Resulting from Operations	(59,243)	159,595	(325,285)	(157,601)	(35,964)	51,996

Distributions to Shareholders From:
Net investment income:
Class A	(9,937)	(2,322)	—	(22,828)	(15,966)	(9,088)
Class B	—	—	—	(6)	(8)	—
Class C	—	—	—	(102)	(47)	—
Class Y	(56)	(17)	—	(591)	(60)	(55)
Net realized gains:
Class A	(189,974)	(199,869)	—	(629,529)	(112,896)	(53,696)
Class B	(578)	(749)	—	(7,664)	(323)	(197)
Class C	(880)	(856)	—	(11,914)	(1,205)	(605)
Class Y	(686)	(660)	—	(13,297)	(315)	(224)
Total Distributions to Shareholders	(202,111)	(204,473)	—	(685,931)	(130,820)	(63,865)
Capital Share Transactions	213,677	162,213	(617,385)	358,328	172,705	210,320
Net Increase (Decrease) in Net Assets	(47,677)	117,335	(942,670)	(485,204)	5,921	198,451
Net Assets, Beginning of Period	1,461,794	1,344,459	3,168,777	3,653,981	1,528,313	1,329,862
Net Assets, End of Period	$1,414,117	$1,461,794	$2,226,107	$3,168,777	$1,534,234	$1,528,313
Undistributed net investment income	$1,191	$4,493	$37,422	$22,245	$2,525	$4,510

(1)	Consolidated Statements of Changes in Net Assets (See Note 6 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	111

STATEMENTS OF CHANGES IN NET ASSETS	WADDELL & REED ADVISORS FUNDS

	Core Investment Fund		Dividend Opportunities Fund		Energy Fund
(In thousands)	Year ended 6-30-16	Year ended 6-30-15	Year ended 6-30-16	Year ended 6-30-15	Year ended 6-30-16	Year ended 6-30-15
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$10,630	$12,582	$5,660	$7,289	$(914)	$(1,085)
Net realized gain (loss) on investments	165,989	607,733	18,012	97,248	(23,206)	(886)
Net change in unrealized depreciation	(273,702)	(448,096)	(18,887)	(95,615)	(3,638)	(78,967)
Net Increase (Decrease) in Net Assets Resulting from Operations	(97,083)	172,219	4,785	8,922	(27,758)	(80,938)

Distributions to Shareholders From:
Net investment income:
Class A	(7,883)	(11,596)	(5,289)	(7,181)	—	—
Class B	—	—	—	(5)	—	—
Class C	—	—	—	(22)	—	—
Class Y	(322)	(491)	(58)	(71)	—	—
Net realized gains:
Class A	(510,845)	(467,440)	(68,088)	(99,941)	—	—
Class B	(1,447)	(1,606)	(395)	(755)	—	—
Class C	(2,903)	(2,495)	(864)	(1,335)	—	—
Class Y	(12,170)	(10,665)	(579)	(760)	—	—
Total Distributions to Shareholders	(535,570)	(494,293)	(75,273)	(110,070)	—	—
Capital Share Transactions	61,432	347,434	(3,406)	33,361	4,517	43,077
Net Increase (Decrease) in Net Assets	(571,221)	25,360	(73,894)	(67,787)	(23,241)	(37,861)
Net Assets, Beginning of Period	4,445,111	4,419,751	647,526	715,313	271,605	309,466
Net Assets, End of Period	$3,873,890	$4,445,111	$573,632	$647,526	$248,364	$271,605
Undistributed (distributions in excess of) net investment income	$10,466	$6,732	$1,902	$3,370	$(398)	$(277)

See Accompanying Notes to Financial Statements.

112	ANNUAL REPORT	2016

STATEMENTS OF CHANGES IN NET ASSETS	WADDELL & REED ADVISORS FUNDS

	Global Growth Fund		New Concepts Fund		Science and Technology Fund
(In thousands)	Year ended 6-30-16	Year ended 6-30-15	Year ended 6-30-16	Year ended 6-30-15	Year ended 6-30-16	Year ended 6-30-15
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(1,001)	$1,687	$(4,383)	$(10,029)	$(25,881)	$(25,370)
Net realized gain (loss) on investments	(13,918)	46,156	65,956	157,068	(24,616)	346,239
Net change in unrealized depreciation	(32,631)	(52,309)	(204,153)	(9,721)	(555,343)	(236,458)
Net Increase (Decrease) in Net Assets Resulting from Operations	(47,550)	(4,466)	(142,580)	137,318	(605,840)	84,411

Distributions to Shareholders From:
Net investment income:
Class A	—	(2,224)	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class Y	—	(366)	—	—	—	—
Net realized gains:
Class A	(30,429)	(19,159)	(165,760)	(232,808)	(243,084)	(316,453)
Class B	(60)	(57)	(790)	(1,374)	(1,569)	(2,374)
Class C	(89)	(68)	(1,138)	(1,789)	(1,873)	(2,308)
Class Y	(3,888)	(2,116)	(7,550)	(10,912)	(8,474)	(10,753)
Total Distributions to Shareholders	(34,466)	(23,990)	(175,238)	(246,883)	(255,000)	(331,888)
Capital Share Transactions	43,962	43,430	14,878	165,395	74,479	143,452
Net Increase (Decrease) in Net Assets	(38,054)	14,974	(302,940)	55,830	(786,361)	(104,025)
Net Assets, Beginning of Period	650,061	635,087	1,923,378	1,867,548	3,813,397	3,917,422
Net Assets, End of Period	$612,007	$650,061	$1,620,438	$1,923,378	$3,027,036	$3,813,397
Distributions in excess of net investment income	$(174)	$(202)	$(6,129)	$(1,739)	$(11,158)	$(12,144)

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	113

STATEMENTS OF CHANGES IN NET ASSETS	WADDELL & REED ADVISORS FUNDS

	Small Cap Fund		Tax-Managed Equity Fund
(In thousands)	Year ended 6-30-16	Year ended 6-30-15	Year ended 6-30-16	Year ended 6-30-15
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(6,224)	$(6,582)	$(964)	$12
Net realized gain on investments	46,071	94,790	10,867	40,695
Net change in unrealized appreciation (depreciation)	(84,402)	(22,042)	(20,968)	736
Net Increase (Decrease) in Net Assets Resulting from Operations	(44,555)	66,166	(11,065)	41,443

Distributions to Shareholders From:
Net investment income:
Class A	—	—	—	(63)
Class B	—	—	—	—
Class C	—	—	—	—
Class Y	—	—	—	N/A
Net realized gains:
Class A	(104,487)	(67,753)	(29,002)	(22,173)
Class B	(937)	(762)	(40)	(46)
Class C	(1,312)	(860)	(474)	(352)
Class Y	(2,612)	(1,743)	—	N/A
Total Distributions to Shareholders	(109,348)	(71,118)	(29,516)	(22,634)
Capital Share Transactions	56,992	(3,772)	55,524	36,235
Net Increase (Decrease) in Net Assets	(96,911)	(8,724)	14,943	55,044
Net Assets, Beginning of Period	899,306	908,030	365,297	310,253
Net Assets, End of Period	$802,395	$899,306	$380,240	$365,297
Distributions in excess of net investment income	$(7,166)	$(837)	$(440)	$(12)

See Accompanying Notes to Financial Statements.

114	ANNUAL REPORT	2016

STATEMENTS OF CHANGES IN NET ASSETS	WADDELL & REED ADVISORS FUNDS

	Value Fund		Vanguard Fund
(In thousands)	Year ended 6-30-16	Year ended 6-30-15	Year ended 6-30-16	Year ended 6-30-15
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$7,223	$4,795	$(548)	$(3,601)
Net realized gain on investments	35,626	96,263	106,928	157,938
Net change in unrealized appreciation (depreciation)	(92,207)	(67,074)	(151,511)	17,460
Net Increase (Decrease) in Net Assets Resulting from Operations	(49,358)	33,984	(45,131)	171,797

Distributions to Shareholders From:
Net investment income:
Class A	(2,432)	(2,614)	—	(12)
Class B	—	—	—	—
Class C	—	—	—	—
Class Y	(72)	(97)	—	(132)
Net realized gains:
Class A	(108,591)	(86,378)	(138,289)	(139,889)
Class B	(328)	(352)	(551)	(699)
Class C	(718)	(630)	(798)	(740)
Class Y	(2,183)	(1,528)	(8,305)	(8,914)
Total Distributions to Shareholders	(114,324)	(91,599)	(147,943)	(150,386)
Capital Share Transactions	(6,342)	84,148	168,445	51,728
Net Increase (Decrease) in Net Assets	(170,024)	26,533	(24,629)	73,139
Net Assets, Beginning of Period	915,527	888,994	1,535,497	1,462,358
Net Assets, End of Period	$745,503	$915,527	$1,510,868	$1,535,497
Undistributed (distributions in excess of) net investment income	$15,445	$3,217	$(357)	$(417)

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	115

FINANCIAL HIGHLIGHTS	WADDELL & REED ADVISORS FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

ACCUMULATIVE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2016	$11.19	$0.06	$(0.48)	$(0.42)	$(0.07)	$(1.43)	$(1.50)
Year ended 6-30-2015	11.74	0.04	1.24	1.28	(0.02)	(1.81)	(1.83)
Year ended 6-30-2014	9.18	0.02	2.57	2.59	(0.03)	— *	(0.03)
Year ended 6-30-2013	7.87	0.07	1.29	1.36	(0.05)	—	(0.05)
Year ended 6-30-2012	7.90	(0.01)	(0.02)	(0.03)	— *	—	— *

Class B Shares(4)
Year ended 6-30-2016	9.75	(0.05)	(0.42)	(0.47)	—	(1.37)	(1.37)
Year ended 6-30-2015	10.41	(0.09)	1.09	1.00	—	(1.66)	(1.66)
Year ended 6-30-2014	8.22	(0.10)	2.29	2.19	—	— *	— *
Year ended 6-30-2013	7.10	(0.04)	1.16	1.12	— *	—	— *
Year ended 6-30-2012	7.22	(0.10)	(0.02)	(0.12)	—	—	—

Class C Shares
Year ended 6-30-2016	9.93	(0.03)	(0.43)	(0.46)	—	(1.39)	(1.39)
Year ended 6-30-2015	10.59	(0.06)	1.10	1.04	—	(1.70)	(1.70)
Year ended 6-30-2014	8.34	(0.08)	2.33	2.25	—	— *	— *
Year ended 6-30-2013	7.19	(0.02)	1.18	1.16	(0.01)	—	(0.01)
Year ended 6-30-2012	7.29	(0.08)	(0.02)	(0.10)	—	—	—

Class Y Shares
Year ended 6-30-2016	11.26	0.06	(0.46)	(0.40)	(0.11)	(1.43)	(1.54)
Year ended 6-30-2015	11.80	0.06	1.26	1.32	(0.05)	(1.81)	(1.86)
Year ended 6-30-2014	9.23	0.05	2.57	2.62	(0.05)	— *	(0.05)
Year ended 6-30-2013	7.90	0.09	1.30	1.39	(0.06)	—	(0.06)
Year ended 6-30-2012	7.92	0.02	(0.03)	(0.01)	(0.01)	—	(0.01)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

116	ANNUAL REPORT	2016

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2016	$9.27	-3.99%	$1,125	1.07%	0.59%	1.12%	0.54%	102%
Year ended 6-30-2015	11.19	12.19	1,447	1.06	0.32	1.11	0.27	113
Year ended 6-30-2014	11.74	28.26	1,329	1.10	0.19	1.15	0.14	104
Year ended 6-30-2013	9.18	17.31	1,125	1.15	0.79	1.20	0.74	87
Year ended 6-30-2012	7.87	-0.35	1,080	1.17	-0.09	1.22	-0.14	58

Class B Shares(4)
Year ended 6-30-2016	7.91	-5.17	3	2.28	-0.62	2.31	-0.65	102
Year ended 6-30-2015	9.75	10.88	4	2.26	-0.89	2.29	-0.92	113
Year ended 6-30-2014	10.41	26.71	5	2.35	-1.06	2.38	-1.09	104
Year ended 6-30-2013	8.22	15.79	6	2.47	-0.53	2.51	-0.57	87
Year ended 6-30-2012	7.10	-1.66	8	2.46	-1.38	2.49	-1.41	58

Class C Shares
Year ended 6-30-2016	8.08	-4.97	6	2.04	-0.38	2.07	-0.41	102
Year ended 6-30-2015	9.93	11.07	6	2.02	-0.64	2.05	-0.67	113
Year ended 6-30-2014	10.59	27.04	6	2.09	-0.80	2.12	-0.83	104
Year ended 6-30-2013	8.34	16.16	5	2.18	-0.24	2.21	-0.27	87
Year ended 6-30-2012	7.19	-1.37	5	2.22	-1.13	2.26	-1.17	58

Class Y Shares
Year ended 6-30-2016	9.32	-3.81	280	0.83	0.75	0.86	0.72	102
Year ended 6-30-2015	11.26	12.48	5	0.84	0.56	0.87	0.53	113
Year ended 6-30-2014	11.80	28.52	4	0.86	0.43	0.89	0.40	104
Year ended 6-30-2013	9.23	17.65	3	0.86	1.09	0.90	1.05	87
Year ended 6-30-2012	7.90	-0.05	4	0.86	0.22	0.90	0.18	58

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	117

FINANCIAL HIGHLIGHTS	WADDELL & REED ADVISORS FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

ASSET STRATEGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2016	$8.88	$0.02	$(0.96)	$(0.94)	$—	$—	$—
Year ended 6-30-2015	11.66	0.08	(0.58)	(0.50)	(0.08)	(2.20)	(2.28)
Year ended 6-30-2014	10.21	0.09	1.91	2.00	(0.05)	(0.50)	(0.55)
Year ended 6-30-2013	8.96	0.13	1.34	1.47	(0.22)	—	(0.22)
Year ended 6-30-2012	9.98	0.10	(1.02)	(0.92)	(0.10)	—	(0.10)

Class B Shares(4)
Year ended 6-30-2016	8.52	(0.07)	(0.92)	(0.99)	—	—	—
Year ended 6-30-2015	11.30	(0.02)	(0.56)	(0.58)	— *	(2.20)	(2.20)
Year ended 6-30-2014	9.96	(0.02)	1.86	1.84	—	(0.50)	(0.50)
Year ended 6-30-2013	8.72	0.03	1.30	1.33	(0.09)	—	(0.09)
Year ended 6-30-2012	9.71	0.00	(0.97)	(0.97)	(0.02)	—	(0.02)

Class C Shares
Year ended 6-30-2016	8.57	(0.05)	(0.92)	(0.97)	—	—	—
Year ended 6-30-2015	11.36	0.00	(0.57)	(0.57)	(0.02)	(2.20)	(2.22)
Year ended 6-30-2014	9.99	0.00	1.87	1.87	—	(0.50)	(0.50)
Year ended 6-30-2013	8.75	0.05	1.30	1.35	(0.11)	—	(0.11)
Year ended 6-30-2012	9.74	0.02	(0.98)	(0.96)	(0.03)	—	(0.03)

Class Y Shares
Year ended 6-30-2016	8.94	0.05	(0.98)	(0.93)	—	—	—
Year ended 6-30-2015	11.71	0.11	(0.58)	(0.47)	(0.10)	(2.20)	(2.30)
Year ended 6-30-2014	10.25	0.14	1.90	2.04	(0.08)	(0.50)	(0.58)
Year ended 6-30-2013	9.01	0.15	1.35	1.50	(0.26)	—	(0.26)
Year ended 6-30-2012	10.03	0.12	(1.01)	(0.89)	(0.13)	—	(0.13)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

118	ANNUAL REPORT	2016

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2016	$7.94	-10.59%	$1,370	1.16%	0.25%	1.16%	0.25%	64%
Year ended 6-30-2015	8.88	-4.46	3,023	1.10	0.80	1.10	0.80	69
Year ended 6-30-2014	11.66	19.69	3,461	1.10	0.82	1.10	0.82	83
Year ended 6-30-2013	10.21	16.50	2,933	1.15	1.33	1.16	1.32	50
Year ended 6-30-2012	8.96	-9.16	2,665	1.17	1.06	1.17	1.06	53

Class B Shares(4)
Year ended 6-30-2016	7.53	-11.62	17	2.25	-0.85	2.25	-0.85	64
Year ended 6-30-2015	8.52	-5.40	30	2.11	-0.21	2.11	-0.21	69
Year ended 6-30-2014	11.30	18.55	46	2.08	-0.19	2.08	-0.19	83
Year ended 6-30-2013	9.96	15.29	52	2.14	0.34	2.15	0.33	50
Year ended 6-30-2012	8.72	-9.98	59	2.13	0.04	2.13	0.04	53

Class C Shares
Year ended 6-30-2016	7.60	-11.32	34	2.01	-0.61	2.01	-0.61	64
Year ended 6-30-2015	8.57	-5.29	52	1.95	-0.04	1.95	-0.04	69
Year ended 6-30-2014	11.36	18.80	68	1.92	-0.01	1.92	-0.01	83
Year ended 6-30-2013	9.99	15.48	66	1.97	0.51	1.98	0.50	50
Year ended 6-30-2012	8.75	-9.86	67	1.99	0.21	1.99	0.21	53

Class Y Shares
Year ended 6-30-2016	8.01	-10.40	805	0.83	0.63	0.83	0.63	64
Year ended 6-30-2015	8.94	-4.16	64	0.82	1.10	0.82	1.10	69
Year ended 6-30-2014	11.71	20.04	79	0.82	1.21	0.82	1.21	83
Year ended 6-30-2013	10.25	16.82	60	0.84	1.47	0.85	1.46	50
Year ended 6-30-2012	9.01	-8.82	54	0.85	1.28	0.85	1.28	53

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	119

FINANCIAL HIGHLIGHTS	WADDELL & REED ADVISORS FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

CONTINENTAL INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2016	$10.44	$0.13	$(0.36)	$(0.23)	$(0.11)	$(0.77)	$(0.88)
Year ended 6-30-2015	10.55	0.09	0.28	0.37	(0.07)	(0.41)	(0.48)
Year ended 6-30-2014	9.33	0.08	1.69	1.77	(0.07)	(0.48)	(0.55)
Year ended 6-30-2013	8.70	0.11	1.04	1.15	(0.11)	(0.41)	(0.52)
Year ended 6-30-2012	8.70	0.10	0.18	0.28	(0.11)	(0.17)	(0.28)

Class B Shares(4)
Year ended 6-30-2016	10.30	0.02	(0.36)	(0.34)	(0.02)	(0.75)	(0.77)
Year ended 6-30-2015	10.46	(0.02)	0.27	0.25	—	(0.41)	(0.41)
Year ended 6-30-2014	9.27	(0.03)	1.69	1.66	—	(0.47)	(0.47)
Year ended 6-30-2013	8.67	0.01	1.02	1.03	(0.03)	(0.40)	(0.43)
Year ended 6-30-2012	8.68	0.01	0.17	0.18	(0.02)	(0.17)	(0.19)

Class C Shares
Year ended 6-30-2016	10.38	0.04	(0.36)	(0.32)	(0.03)	(0.77)	(0.80)
Year ended 6-30-2015	10.51	0.00	0.28	0.28	—	(0.41)	(0.41)
Year ended 6-30-2014	9.30	(0.01)	1.70	1.69	—	(0.48)	(0.48)
Year ended 6-30-2013	8.68	0.03	1.04	1.07	(0.04)	(0.41)	(0.45)
Year ended 6-30-2012	8.69	0.02	0.17	0.19	(0.03)	(0.17)	(0.20)

Class Y Shares
Year ended 6-30-2016	10.45	0.06	(0.27)	(0.21)	(0.14)	(0.77)	(0.91)
Year ended 6-30-2015	10.56	0.12	0.28	0.40	(0.10)	(0.41)	(0.51)
Year ended 6-30-2014	9.33	0.10	1.71	1.81	(0.10)	(0.48)	(0.58)
Year ended 6-30-2013	8.70	0.13	1.04	1.17	(0.13)	(0.41)	(0.54)
Year ended 6-30-2012	8.70	0.13	0.17	0.30	(0.13)	(0.17)	(0.30)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

120	ANNUAL REPORT	2016

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2016	$9.33	-2.29%	$879	1.15%	1.30%	1.16%	1.29%	51%
Year ended 6-30-2015	10.44	3.62	1,502	1.14	0.87	1.15	0.86	38
Year ended 6-30-2014	10.55	19.49	1,302	1.16	0.75	1.18	0.73	34
Year ended 6-30-2013	9.33	13.72	840	1.18	1.19	1.20	1.17	49
Year ended 6-30-2012	8.70	3.42	636	1.20	1.18	1.22	1.16	37

Class B Shares(4)
Year ended 6-30-2016	9.19	-3.46	4	2.26	0.19	2.27	0.18	51
Year ended 6-30-2015	10.30	2.49	5	2.21	-0.21	2.22	-0.22	38
Year ended 6-30-2014	10.46	18.24	5	2.27	-0.35	2.29	-0.37	34
Year ended 6-30-2013	9.27	12.50	6	2.34	0.06	2.36	0.04	49
Year ended 6-30-2012	8.67	2.21	6	2.32	0.06	2.34	0.04	37

Class C Shares
Year ended 6-30-2016	9.26	-3.20	15	2.00	0.45	2.01	0.44	51
Year ended 6-30-2015	10.38	2.77	16	1.98	0.03	1.99	0.02	38
Year ended 6-30-2014	10.51	18.59	16	2.00	-0.08	2.02	-0.10	34
Year ended 6-30-2013	9.30	12.74	10	2.06	0.32	2.08	0.30	49
Year ended 6-30-2012	8.68	2.38	7	2.11	0.28	2.13	0.26	37

Class Y Shares
Year ended 6-30-2016	9.33	-2.11	636	0.84	0.94	0.85	0.93	51
Year ended 6-30-2015	10.45	3.91	5	0.86	1.13	0.87	1.12	38
Year ended 6-30-2014	10.56	19.92	7	0.88	1.04	0.90	1.02	34
Year ended 6-30-2013	9.33	14.04	6	0.89	1.49	0.91	1.47	49
Year ended 6-30-2012	8.70	3.74	4	0.89	1.57	0.91	1.55	37

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	121

FINANCIAL HIGHLIGHTS	WADDELL & REED ADVISORS FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

CORE INVESTMENT FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2016	$7.13	$0.02	$(0.16)	$(0.14)	$(0.01)	$(0.89)	$(0.90)
Year ended 6-30-2015	7.72	0.02	0.26	0.28	(0.02)	(0.85)	(0.87)
Year ended 6-30-2014	7.02	0.03	1.77	1.80	(0.03)	(1.07)	(1.10)
Year ended 6-30-2013	6.30	0.04	1.12	1.16	(0.03)	(0.41)	(0.44)
Year ended 6-30-2012	6.49	0.02	0.11	0.13	(0.02)	(0.30)	(0.32)

Class B Shares(4)
Year ended 6-30-2016	6.08	(0.05)	(0.14)	(0.19)	—	(0.83)	(0.83)
Year ended 6-30-2015	6.71	(0.06)	0.22	0.16	—	(0.79)	(0.79)
Year ended 6-30-2014	6.23	(0.05)	1.55	1.50	—	(1.02)	(1.02)
Year ended 6-30-2013	5.66	(0.04)	1.01	0.97	—	(0.40)	(0.40)
Year ended 6-30-2012	5.92	(0.05)	0.09	0.04	—	(0.30)	(0.30)

Class C Shares
Year ended 6-30-2016	6.21	(0.04)	(0.14)	(0.18)	—	(0.84)	(0.84)
Year ended 6-30-2015	6.83	(0.04)	0.22	0.18	—	(0.80)	(0.80)
Year ended 6-30-2014	6.33	(0.04)	1.58	1.54	—	(1.04)	(1.04)
Year ended 6-30-2013	5.74	(0.03)	1.02	0.99	—	(0.40)	(0.40)
Year ended 6-30-2012	5.98	(0.04)	0.10	0.06	—	(0.30)	(0.30)

Class Y Shares
Year ended 6-30-2016	7.17	0.04	(0.18)	(0.14)	(0.02)	(0.89)	(0.91)
Year ended 6-30-2015	7.76	0.04	0.26	0.30	(0.04)	(0.85)	(0.89)
Year ended 6-30-2014	7.05	0.05	1.78	1.83	(0.05)	(1.07)	(1.12)
Year ended 6-30-2013	6.32	0.06	1.13	1.19	(0.05)	(0.41)	(0.46)
Year ended 6-30-2012	6.51	0.04	0.10	0.14	(0.03)	(0.30)	(0.33)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

122	ANNUAL REPORT	2016

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2016	$6.09	-2.06%	$2,777	1.04%	0.26%	1.05%	0.25%	52%
Year ended 6-30-2015	7.13	3.89	4,313	1.02	0.28	1.03	0.27	64
Year ended 6-30-2014	7.72	27.42	4,296	1.04	0.39	1.06	0.37	52
Year ended 6-30-2013	7.02	19.22	3,354	1.09	0.56	1.11	0.54	68
Year ended 6-30-2012	6.30	2.68	2,867	1.12	0.32	1.15	0.29	58

Class B Shares(4)
Year ended 6-30-2016	5.06	-3.32	8	2.21	-0.93	2.22	-0.94	52
Year ended 6-30-2015	6.08	2.64	12	2.17	-0.88	2.18	-0.89	64
Year ended 6-30-2014	6.71	25.88	15	2.21	-0.78	2.22	-0.79	52
Year ended 6-30-2013	6.23	17.90	15	2.34	-0.68	2.36	-0.70	68
Year ended 6-30-2012	5.66	1.26	17	2.38	-0.93	2.40	-0.95	58

Class C Shares
Year ended 6-30-2016	5.19	-3.05	20	2.00	-0.71	2.01	-0.72	52
Year ended 6-30-2015	6.21	2.94	22	1.96	-0.66	1.97	-0.67	64
Year ended 6-30-2014	6.83	26.08	22	1.99	-0.56	2.00	-0.57	52
Year ended 6-30-2013	6.33	18.15	17	2.07	-0.41	2.09	-0.43	68
Year ended 6-30-2012	5.74	1.60	14	2.11	-0.67	2.13	-0.69	58

Class Y Shares
Year ended 6-30-2016	6.12	-1.96	1,069	0.78	0.60	0.79	0.59	52
Year ended 6-30-2015	7.17	4.12	98	0.78	0.53	0.79	0.52	64
Year ended 6-30-2014	7.76	27.80	87	0.79	0.65	0.80	0.64	52
Year ended 6-30-2013	7.05	19.67	83	0.80	0.85	0.82	0.83	68
Year ended 6-30-2012	6.32	2.82	53	0.82	0.62	0.84	0.60	58

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	123

FINANCIAL HIGHLIGHTS	WADDELL & REED ADVISORS FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DIVIDEND OPPORTUNITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2016	$16.99	$0.15	$0.02	$0.17	$(0.15)	$(1.98)	$(2.13)
Year ended 6-30-2015	19.98	0.20	0.04	0.24	(0.21)	(3.02)	(3.23)
Year ended 6-30-2014	17.17	0.20	3.83	4.03	(0.18)	(1.04)	(1.22)
Year ended 6-30-2013	14.85	0.21	2.31	2.52	(0.20)	—	(0.20)
Year ended 6-30-2012	15.44	0.20	(0.65)	(0.45)	(0.14)	—	(0.14)

Class B Shares(3)
Year ended 6-30-2016	16.56	(0.03)	0.01	(0.02)	—	(1.98)	(1.98)
Year ended 6-30-2015	19.56	0.00 *	0.04	0.04	(0.02)	(3.02)	(3.04)
Year ended 6-30-2014	16.88	(0.01)	3.75	3.74	(0.02)	(1.04)	(1.06)
Year ended 6-30-2013	14.64	0.03	2.28	2.31	(0.07)	—	(0.07)
Year ended 6-30-2012	15.25	0.03	(0.60)	(0.57)	(0.04)	—	(0.04)

Class C Shares
Year ended 6-30-2016	16.70	0.02	0.01	0.03	—	(1.98)	(1.98)
Year ended 6-30-2015	19.67	0.04	0.06	0.10	(0.05)	(3.02)	(3.07)
Year ended 6-30-2014	16.95	0.04	3.77	3.81	(0.05)	(1.04)	(1.09)
Year ended 6-30-2013	14.69	0.07	2.29	2.36	(0.10)	—	(0.10)
Year ended 6-30-2012	15.29	0.07	(0.62)	(0.55)	(0.05)	—	(0.05)

Class Y Shares
Year ended 6-30-2016	17.00	0.47	(0.26)	0.21	(0.20)	(1.98)	(2.18)
Year ended 6-30-2015	19.99	0.26	0.04	0.30	(0.27)	(3.02)	(3.29)
Year ended 6-30-2014	17.18	0.25	3.83	4.08	(0.23)	(1.04)	(1.27)
Year ended 6-30-2013	14.85	0.28	2.31	2.59	(0.26)	—	(0.26)
Year ended 6-30-2012	15.45	0.26	(0.68)	(0.42)	(0.18)	—	(0.18)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

124	ANNUAL REPORT	2016

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2016	$15.03	1.26%	$331	1.25%	0.95%	40%
Year ended 6-30-2015	16.99	1.20	631	1.23	1.08	40
Year ended 6-30-2014	19.98	24.30	698	1.26	1.05	47
Year ended 6-30-2013	17.17	17.11	686	1.29	1.33	36
Year ended 6-30-2012	14.85	-2.55	698	1.32	1.43	43

Class B Shares(3)
Year ended 6-30-2016	14.56	0.06	2	2.41	-0.19	40
Year ended 6-30-2015	16.56	0.11	4	2.33	-0.02	40
Year ended 6-30-2014	19.56	22.91	6	2.39	-0.07	47
Year ended 6-30-2013	16.88	15.81	7	2.48	0.17	36
Year ended 6-30-2012	14.64	-3.71	8	2.47	0.24	43

Class C Shares
Year ended 6-30-2016	14.75	0.38	7	2.07	0.15	40
Year ended 6-30-2015	16.70	0.43	8	2.06	0.24	40
Year ended 6-30-2014	19.67	23.20	9	2.11	0.20	47
Year ended 6-30-2013	16.95	16.17	9	2.17	0.46	36
Year ended 6-30-2012	14.69	-3.51	10	2.23	0.49	43

Class Y Shares
Year ended 6-30-2016	15.03	1.56	234	0.82	3.92	40
Year ended 6-30-2015	17.00	1.53	5	0.90	1.40	40
Year ended 6-30-2014	19.99	24.68	2	0.95	1.32	47
Year ended 6-30-2013	17.18	17.63	2	0.89	1.71	36
Year ended 6-30-2012	14.85	-2.22	1	0.91	1.84	43

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	125

FINANCIAL HIGHLIGHTS	WADDELL & REED ADVISORS FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

ENERGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2016	$14.13	$(0.05)	$(1.53)	$(1.58)	$—	$—	$—
Year ended 6-30-2015	18.81	(0.06)	(4.62)	(4.68)	—	—	—
Year ended 6-30-2014	13.72	(0.09)	5.18	5.09	—	—	—
Year ended 6-30-2013	11.21	(0.08)	2.59	2.51	—	—	—
Year ended 6-30-2012	14.38	(0.08)	(3.09)	(3.17)	—	—	—

Class B Shares(3)
Year ended 6-30-2016	12.71	(0.20)	(1.39)	(1.59)	—	—	—
Year ended 6-30-2015	17.13	(0.23)	(4.19)	(4.42)	—	—	—
Year ended 6-30-2014	12.65	(0.25)	4.73	4.48	—	—	—
Year ended 6-30-2013	10.47	(0.22)	2.40	2.18	—	—	—
Year ended 6-30-2012	13.59	(0.22)	(2.90)	(3.12)	—	—	—

Class C Shares
Year ended 6-30-2016	13.12	(0.14)	(1.41)	(1.55)	—	—	—
Year ended 6-30-2015	17.61	(0.18)	(4.31)	(4.49)	—	—	—
Year ended 6-30-2014	12.96	(0.21)	4.86	4.65	—	—	—
Year ended 6-30-2013	10.68	(0.18)	2.46	2.28	—	—	—
Year ended 6-30-2012	13.81	(0.18)	(2.95)	(3.13)	—	—	—

Class Y Shares
Year ended 6-30-2016	14.76	(0.02)	(1.56)	(1.58)	—	—	—
Year ended 6-30-2015	19.55	0.01	(4.80)	(4.79)	—	—	—
Year ended 6-30-2014	14.20	(0.01)	5.36	5.35	—	—	—
Year ended 6-30-2013	11.53	(0.01)	2.68	2.67	—	—	—
Year ended 6-30-2012	14.71	(0.01)	(3.17)	(3.18)	—	—	—

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

126	ANNUAL REPORT	2016

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2016	$12.55	-11.18%	$158	1.64%	-0.39%	47%
Year ended 6-30-2015	14.13	-24.88	265	1.55	-0.38	24
Year ended 6-30-2014	18.81	37.00	299	1.57	-0.54	43
Year ended 6-30-2013	13.72	22.48	208	1.66	-0.62	22
Year ended 6-30-2012	11.21	-22.05	185	1.68	-0.67	22

Class B Shares(3)
Year ended 6-30-2016	11.12	-12.51	1	3.14	-1.88	47
Year ended 6-30-2015	12.71	-25.80	1	2.81	-1.64	24
Year ended 6-30-2014	17.13	35.41	2	2.78	-1.75	43
Year ended 6-30-2013	12.65	20.82	3	2.93	-1.88	22
Year ended 6-30-2012	10.47	-22.96	3	2.89	-1.89	22

Class C Shares
Year ended 6-30-2016	11.57	-11.81	2	2.58	-1.34	47
Year ended 6-30-2015	13.12	-25.50	3	2.43	-1.25	24
Year ended 6-30-2014	17.61	35.77	4	2.42	-1.40	43
Year ended 6-30-2013	12.96	21.44	3	2.52	-1.47	22
Year ended 6-30-2012	10.68	-22.67	3	2.50	-1.50	22

Class Y Shares
Year ended 6-30-2016	13.18	-10.70	87	1.10	-0.19	47
Year ended 6-30-2015	14.76	-24.50	3	1.09	0.08	24
Year ended 6-30-2014	19.55	37.68	4	1.09	-0.06	43
Year ended 6-30-2013	14.20	23.16	2	1.10	-0.06	22
Year ended 6-30-2012	11.53	-21.62	2	1.11	-0.12	22

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	127

FINANCIAL HIGHLIGHTS	WADDELL & REED ADVISORS FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

GLOBAL GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2016	$12.34	$(0.02)	$(0.84)	$(0.86)	$—	$(0.64)	$(0.64)
Year ended 6-30-2015	12.93	0.03	(0.13)	(0.10)	(0.05)	(0.44)	(0.49)
Year ended 6-30-2014	10.51	0.08	2.52	2.60	(0.18)	—	(0.18)
Year ended 6-30-2013	9.24	0.09	1.20	1.29	(0.02)	—	(0.02)
Year ended 6-30-2012	10.26	0.08	(0.95)	(0.87)	(0.15)	—	(0.15)

Class B Shares(4)
Year ended 6-30-2016	11.13	(0.18)	(0.74)	(0.92)	—	(0.64)	(0.64)
Year ended 6-30-2015	11.83	(0.14)	(0.12)	(0.26)	—	(0.44)	(0.44)
Year ended 6-30-2014	9.60	(0.08)	2.31	2.23	—	—	—
Year ended 6-30-2013	8.54	(0.06)	1.12	1.06	—	—	—
Year ended 6-30-2012	9.51	(0.06)	(0.88)	(0.94)	(0.03)	—	(0.03)

Class C Shares
Year ended 6-30-2016	11.62	(0.14)	(0.79)	(0.93)	—	(0.64)	(0.64)
Year ended 6-30-2015	12.28	(0.09)	(0.13)	(0.22)	—	(0.44)	(0.44)
Year ended 6-30-2014	9.97	(0.05)	2.40	2.35	(0.04)	—	(0.04)
Year ended 6-30-2013	8.84	(0.02)	1.15	1.13	—	—	—
Year ended 6-30-2012	9.82	(0.02)	(0.90)	(0.92)	(0.06)	—	(0.06)

Class Y Shares
Year ended 6-30-2016	12.37	0.02	(0.84)	(0.82)	—	(0.64)	(0.64)
Year ended 6-30-2015	12.95	0.08	(0.14)	(0.06)	(0.08)	(0.44)	(0.52)
Year ended 6-30-2014	10.52	0.12	2.53	2.65	(0.22)	—	(0.22)
Year ended 6-30-2013	9.26	0.13	1.21	1.34	(0.08)	—	(0.08)
Year ended 6-30-2012	10.29	0.13	(0.97)	(0.84)	(0.19)	—	(0.19)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

128	ANNUAL REPORT	2016

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2016	$10.84	-7.24%	$348	1.39%	-0.19%	1.42%	-0.22%	44%
Year ended 6-30-2015	12.34	-0.59	571	1.39	0.24	1.42	0.21	72
Year ended 6-30-2014	12.93	24.81	572	1.42	0.65	1.45	0.62	49
Year ended 6-30-2013	10.51	14.04	464	1.46	0.89	1.49	0.86	44
Year ended 6-30-2012	9.24	-8.39	424	1.50	0.83	1.53	0.80	30

Class B Shares(4)
Year ended 6-30-2016	9.57	-8.60	1	2.85	-1.73	2.88	-1.76	44
Year ended 6-30-2015	11.13	-2.06	1	2.83	-1.27	2.86	-1.30	72
Year ended 6-30-2014	11.83	23.24	2	2.76	-0.77	2.79	-0.80	49
Year ended 6-30-2013	9.60	12.41	2	2.91	-0.63	2.94	-0.66	44
Year ended 6-30-2012	8.54	-9.83	2	2.96	-0.75	2.99	-0.78	30

Class C Shares
Year ended 6-30-2016	10.05	-8.32	1	2.49	-1.34	2.52	-1.37	44
Year ended 6-30-2015	11.62	-1.65	2	2.42	-0.80	2.45	-0.83	72
Year ended 6-30-2014	12.28	23.59	2	2.49	-0.47	2.52	-0.50	49
Year ended 6-30-2013	9.97	12.78	2	2.52	-0.24	2.55	-0.27	44
Year ended 6-30-2012	8.84	-9.38	2	2.55	-0.27	2.58	-0.30	30

Class Y Shares
Year ended 6-30-2016	10.91	-6.89	262	1.03	0.15	1.06	0.12	44
Year ended 6-30-2015	12.37	-0.30	76	1.04	0.63	1.07	0.60	72
Year ended 6-30-2014	12.95	25.45	59	1.05	0.97	1.08	0.94	49
Year ended 6-30-2013	10.52	14.46	55	1.05	1.30	1.08	1.27	44
Year ended 6-30-2012	9.26	-8.06	50	1.06	1.38	1.09	1.35	30

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	129

FINANCIAL HIGHLIGHTS	WADDELL & REED ADVISORS FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

NEW CONCEPTS FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2016	$11.25	$(0.03)	$(0.81)	$(0.84)	$—	$(1.05)	$(1.05)
Year ended 6-30-2015	12.06	(0.06)	0.88	0.82	—	(1.63)	(1.63)
Year ended 6-30-2014	10.93	(0.08)	2.43	2.35	—	(1.22)	(1.22)
Year ended 6-30-2013	9.53	(0.06)	1.87	1.81	—	(0.41)	(0.41)
Year ended 6-30-2012	12.27	(0.08)	(0.67)	(0.75)	—	(1.99)	(1.99)

Class B Shares(4)
Year ended 6-30-2016	8.15	(0.10)	(0.58)	(0.68)	—	(0.96)	(0.96)
Year ended 6-30-2015	9.22	(0.14)	0.64	0.50	—	(1.57)	(1.57)
Year ended 6-30-2014	8.65	(0.17)	1.91	1.74	—	(1.17)	(1.17)
Year ended 6-30-2013	7.71	(0.15)	1.50	1.35	—	(0.41)	(0.41)
Year ended 6-30-2012	10.37	(0.16)	(0.59)	(0.75)	—	(1.91)	(1.91)

Class C Shares
Year ended 6-30-2016	8.47	(0.09)	(0.61)	(0.70)	—	(0.97)	(0.97)
Year ended 6-30-2015	9.51	(0.13)	0.67	0.54	—	(1.58)	(1.58)
Year ended 6-30-2014	8.89	(0.15)	1.95	1.80	—	(1.18)	(1.18)
Year ended 6-30-2013	7.89	(0.13)	1.54	1.41	—	(0.41)	(0.41)
Year ended 6-30-2012	10.55	(0.15)	(0.59)	(0.74)	—	(1.92)	(1.92)

Class Y Shares
Year ended 6-30-2016	12.46	0.01	(0.90)	(0.89)	—	(1.09)	(1.09)
Year ended 6-30-2015	13.17	(0.03)	0.97	0.94	—	(1.65)	(1.65)
Year ended 6-30-2014	11.82	(0.04)	2.63	2.59	—	(1.24)	(1.24)
Year ended 6-30-2013	10.23	(0.02)	2.02	2.00	—	(0.41)	(0.41)
Year ended 6-30-2012	13.01	(0.05)	(0.70)	(0.75)	—	(2.03)	(2.03)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

130	ANNUAL REPORT	2016

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2016	$9.36	-7.25%	$1,015	1.37%	-0.27%	1.38%	-0.28%	40%
Year ended 6-30-2015	11.25	7.51	1,816	1.34	-0.53	1.35	-0.54	33
Year ended 6-30-2014	12.06	22.44	1,764	1.36	-0.67	1.37	-0.68	51
Year ended 6-30-2013	10.93	19.55	1,476	1.41	-0.61	1.42	-0.62	38
Year ended 6-30-2012	9.53	-5.52	1,308	1.43	-0.76	1.45	-0.78	48

Class B Shares(4)
Year ended 6-30-2016	6.51	-8.22	5	2.53	-1.43	2.54	-1.44	40
Year ended 6-30-2015	8.15	6.28	7	2.47	-1.66	2.48	-1.67	33
Year ended 6-30-2014	9.22	21.04	9	2.50	-1.80	2.51	-1.81	51
Year ended 6-30-2013	8.65	18.30	11	2.62	-1.81	2.63	-1.82	38
Year ended 6-30-2012	7.71	-6.64	13	2.58	-1.91	2.60	-1.93	48

Class C Shares
Year ended 6-30-2016	6.80	-8.07	8	2.32	-1.23	2.33	-1.24	40
Year ended 6-30-2015	8.47	6.50	11	2.25	-1.44	2.26	-1.45	33
Year ended 6-30-2014	9.51	21.31	12	2.27	-1.58	2.28	-1.59	51
Year ended 6-30-2013	8.89	18.52	11	2.35	-1.54	2.37	-1.56	38
Year ended 6-30-2012	7.89	-6.44	11	2.38	-1.71	2.40	-1.73	48

Class Y Shares
Year ended 6-30-2016	10.48	-6.91	592	1.02	0.14	1.03	0.13	40
Year ended 6-30-2015	12.46	7.86	89	1.01	-0.21	1.02	-0.22	33
Year ended 6-30-2014	13.17	22.82	83	1.02	-0.32	1.03	-0.33	51
Year ended 6-30-2013	11.82	20.08	80	1.02	-0.22	1.03	-0.23	38
Year ended 6-30-2012	10.23	-5.11	56	1.03	-0.45	1.05	-0.47	48

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	131

FINANCIAL HIGHLIGHTS	WADDELL & REED ADVISORS FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SCIENCE AND TECHNOLOGY FUND

	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2016	$15.70	$(0.11)	$(2.30)	$(2.41)	$—	$(1.07)	$(1.07)
Year ended 6-30-2015	16.85	(0.11)	0.42	0.31	—	(1.46)	(1.46)
Year ended 6-30-2014	13.55	(0.09)	4.75	4.66	—	(1.36)	(1.36)
Year ended 6-30-2013	10.45	(0.08)	3.41	3.33	—	(0.23)	(0.23)
Year ended 6-30-2012	11.06	(0.10)	0.32	0.22	—	(0.83)	(0.83)

Class B Shares(4)
Year ended 6-30-2016	11.42	(0.18)	(1.65)	(1.83)	—	(1.07)	(1.07)
Year ended 6-30-2015	12.78	(0.20)	0.30	0.10	—	(1.46)	(1.46)
Year ended 6-30-2014	10.65	(0.20)	3.69	3.49	—	(1.36)	(1.36)
Year ended 6-30-2013	8.36	(0.17)	2.69	2.52	—	(0.23)	(0.23)
Year ended 6-30-2012	9.03	(0.18)	0.25	0.07	—	(0.74)	(0.74)

Class C Shares
Year ended 6-30-2016	11.60	(0.17)	(1.68)	(1.85)	—	(1.07)	(1.07)
Year ended 6-30-2015	12.95	(0.19)	0.30	0.11	—	(1.46)	(1.46)
Year ended 6-30-2014	10.77	(0.19)	3.73	3.54	—	(1.36)	(1.36)
Year ended 6-30-2013	8.43	(0.16)	2.73	2.57	—	(0.23)	(0.23)
Year ended 6-30-2012	9.10	(0.16)	0.24	0.08	—	(0.75)	(0.75)

Class Y Shares
Year ended 6-30-2016	17.48	(0.06)	(2.60)	(2.66)	—	(1.07)	(1.07)
Year ended 6-30-2015	18.55	(0.07)	0.46	0.39	—	(1.46)	(1.46)
Year ended 6-30-2014	14.76	(0.05)	5.20	5.15	—	(1.36)	(1.36)
Year ended 6-30-2013	11.33	(0.04)	3.70	3.66	—	(0.23)	(0.23)
Year ended 6-30-2012	11.92	(0.07)	0.35	0.28	—	(0.87)	(0.87)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

132	ANNUAL REPORT	2016

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2016	$12.22	-16.09%	$2,302	1.27%	-0.78%	1.28%	-0.79%	9%
Year ended 6-30-2015	15.70	2.28	3,638	1.24	-0.67	1.24	-0.67	29
Year ended 6-30-2014	16.85	35.51	3,736	1.26	-0.58	1.26	-0.58	41
Year ended 6-30-2013	13.55	32.42	2,763	1.32	-0.67	1.33	-0.68	50
Year ended 6-30-2012	10.45	3.40	2,169	1.37	-0.99	1.38	-1.00	42

Class B Shares(4)
Year ended 6-30-2016	8.52	-17.08	11	2.37	-1.89	2.38	-1.90	9
Year ended 6-30-2015	11.42	1.30	18	2.30	-1.73	2.30	-1.73	29
Year ended 6-30-2014	12.78	34.10	23	2.32	-1.66	2.32	-1.66	41
Year ended 6-30-2013	10.65	30.81	23	2.49	-1.84	2.50	-1.85	50
Year ended 6-30-2012	8.36	2.19	23	2.56	-2.17	2.57	-2.18	42

Class C Shares
Year ended 6-30-2016	8.68	-16.99	16	2.28	-1.78	2.29	-1.79	9
Year ended 6-30-2015	11.60	1.36	21	2.20	-1.62	2.20	-1.62	29
Year ended 6-30-2014	12.95	34.20	22	2.19	-1.52	2.19	-1.52	41
Year ended 6-30-2013	10.77	31.15	16	2.31	-1.66	2.32	-1.67	50
Year ended 6-30-2012	8.43	2.31	13	2.38	-1.99	2.39	-2.00	42

Class Y Shares
Year ended 6-30-2016	13.75	-15.87	698	0.99	-0.43	1.00	-0.44	9
Year ended 6-30-2015	17.48	2.51	136	0.99	-0.41	0.99	-0.41	29
Year ended 6-30-2014	18.55	35.93	136	0.99	-0.32	0.99	-0.32	41
Year ended 6-30-2013	14.76	32.81	99	1.01	-0.35	1.02	-0.36	50
Year ended 6-30-2012	11.33	3.71	78	1.03	-0.64	1.04	-0.65	42

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	133

FINANCIAL HIGHLIGHTS	WADDELL & REED ADVISORS FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SMALL CAP FUND

	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2016	$17.73	$(0.12)	$(0.75)	$(0.87)	$—	$(2.18)	$(2.18)
Year ended 6-30-2015	17.91	(0.13)	1.41	1.28	—	(1.46)	(1.46)
Year ended 6-30-2014	16.87	(0.19)	3.85	3.66	—	(2.62)	(2.62)
Year ended 6-30-2013	14.70	(0.15)	3.08	2.93	—	(0.76)	(0.76)
Year ended 6-30-2012	17.19	(0.18)	(0.88)	(1.06)	—	(1.43)	(1.43)

Class B Shares(4)
Year ended 6-30-2016	13.78	(0.22)	(0.60)	(0.82)	—	(2.18)	(2.18)
Year ended 6-30-2015	14.39	(0.25)	1.10	0.85	—	(1.46)	(1.46)
Year ended 6-30-2014	14.09	(0.31)	3.16	2.85	—	(2.55)	(2.55)
Year ended 6-30-2013	12.54	(0.28)	2.59	2.31	—	(0.76)	(0.76)
Year ended 6-30-2012	15.08	(0.30)	(0.81)	(1.11)	—	(1.43)	(1.43)

Class C Shares
Year ended 6-30-2016	14.59	(0.19)	(0.64)	(0.83)	—	(2.18)	(2.18)
Year ended 6-30-2015	15.11	(0.23)	1.17	0.94	—	(1.46)	(1.46)
Year ended 6-30-2014	14.66	(0.28)	3.29	3.01	—	(2.56)	(2.56)
Year ended 6-30-2013	12.97	(0.24)	2.69	2.45	—	(0.76)	(0.76)
Year ended 6-30-2012	15.49	(0.27)	(0.82)	(1.09)	—	(1.43)	(1.43)

Class Y Shares
Year ended 6-30-2016	19.71	(0.06)	(0.84)	(0.90)	—	(2.18)	(2.18)
Year ended 6-30-2015	19.71	(0.07)	1.57	1.50	—	(1.50)	(1.50)
Year ended 6-30-2014	18.30	(0.13)	4.20	4.07	—	(2.66)	(2.66)
Year ended 6-30-2013	15.81	(0.09)	3.34	3.25	—	(0.76)	(0.76)
Year ended 6-30-2012	18.28	(0.12)	(0.92)	(1.04)	—	(1.43)	(1.43)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

134	ANNUAL REPORT	2016

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2016	$14.68	-4.76%	$546	1.43%	-0.76%	1.45%	-0.78%	42%
Year ended 6-30-2015	17.73	7.94	859	1.41	-0.75	1.43	-0.77	42
Year ended 6-30-2014	17.91	22.91	870	1.43	-1.04	1.45	-1.06	47
Year ended 6-30-2013	16.87	21.06	742	1.52	-0.98	1.54	-1.00	40
Year ended 6-30-2012	14.70	-5.14	655	1.54	-1.27	1.56	-1.29	51

Class B Shares(4)
Year ended 6-30-2016	10.78	-5.88	4	2.56	-1.89	2.58	-1.91	42
Year ended 6-30-2015	13.78	6.80	7	2.53	-1.87	2.55	-1.89	42
Year ended 6-30-2014	14.39	21.47	9	2.53	-2.14	2.55	-2.16	47
Year ended 6-30-2013	14.09	19.70	10	2.70	-2.15	2.72	-2.17	40
Year ended 6-30-2012	12.54	-6.26	12	2.70	-2.42	2.72	-2.44	51

Class C Shares
Year ended 6-30-2016	11.58	-5.60	7	2.26	-1.59	2.28	-1.61	42
Year ended 6-30-2015	14.59	7.09	9	2.24	-1.58	2.26	-1.60	42
Year ended 6-30-2014	15.11	21.82	10	2.25	-1.86	2.27	-1.88	47
Year ended 6-30-2013	14.66	20.14	10	2.34	-1.80	2.36	-1.82	40
Year ended 6-30-2012	12.97	-5.95	10	2.37	-2.09	2.39	-2.11	51

Class Y Shares
Year ended 6-30-2016	16.63	-4.42	245	1.03	-0.37	1.05	-0.39	42
Year ended 6-30-2015	19.71	8.37	24	1.03	-0.36	1.05	-0.38	42
Year ended 6-30-2014	19.71	23.39	19	1.04	-0.66	1.06	-0.68	47
Year ended 6-30-2013	18.30	21.62	34	1.05	-0.52	1.07	-0.54	40
Year ended 6-30-2012	15.81	-4.70	26	1.05	-0.77	1.07	-0.79	51

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	135

FINANCIAL HIGHLIGHTS	WADDELL & REED ADVISORS FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

TAX-MANAGED EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2016	$18.61	$(0.04)	$(0.45)	$(0.49)	$—	$(1.45)	$(1.45)
Year ended 6-30-2015	17.66	0.00	2.21	2.21	— *	(1.26)	(1.26)
Year ended 6-30-2014	14.70	0.01	4.43	4.44	(0.01)	(1.47)	(1.48)
Year ended 6-30-2013	13.14	0.06	1.90	1.96	(0.05)	(0.35)	(0.40)
Year ended 6-30-2012	13.10	(0.01)	0.05	0.04	—	—	—

Class B Shares(4)
Year ended 6-30-2016	16.06	(0.19)	(0.38)	(0.57)	—	(1.29)	(1.29)
Year ended 6-30-2015	15.55	(0.15)	1.92	1.77	—	(1.26)	(1.26)
Year ended 6-30-2014	13.09	(0.13)	3.92	3.79	—	(1.33)	(1.33)
Year ended 6-30-2013	11.82	(0.07)	1.69	1.62	—	(0.35)	(0.35)
Year ended 6-30-2012	11.90	(0.12)	0.04	(0.08)	—	—	—

Class C Shares
Year ended 6-30-2016	16.06	(0.16)	(0.39)	(0.55)	—	(1.31)	(1.31)
Year ended 6-30-2015	15.54	(0.13)	1.91	1.78	—	(1.26)	(1.26)
Year ended 6-30-2014	13.08	(0.12)	3.94	3.82	—	(1.36)	(1.36)
Year ended 6-30-2013	11.80	(0.06)	1.69	1.63	—	(0.35)	(0.35)
Year ended 6-30-2012	11.87	(0.11)	0.04	(0.07)	—	—	—

Class Y Shares
Year ended 6-30-2016(5)	16.92	0.00 *	(0.24)	(0.24)	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

(5)	For the period from June 10, 2016 (commencement of operations of the class) through June 30, 2016.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2016.

136	ANNUAL REPORT	2016

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2016	$16.67	-2.94%	$212		1.07%		-0.25%		1.08%	-0.26%		39%
Year ended 6-30-2015	18.61	13.14	360		1.06		0.02		1.08	0.00	*	43
Year ended 6-30-2014	17.66	31.22	305		1.08		0.06		1.09	0.05		30
Year ended 6-30-2013	14.70	15.26	233		1.12		0.42		1.14	0.40		42
Year ended 6-30-2012	13.14	0.31	203		1.14		-0.06		1.15	-0.07		37

Class B Shares(4)
Year ended 6-30-2016	14.20	-3.89	—	*	2.11		-1.29		—	—		39
Year ended 6-30-2015	16.06	12.02	—	*	2.05		-0.97		—	—		43
Year ended 6-30-2014	15.55	29.98	1		2.06		-0.92		—	—		30
Year ended 6-30-2013	13.09	14.02	1		2.16		-0.60		—	—		42
Year ended 6-30-2012	11.82	-0.67	1		2.14		-1.06		—	—		37

Class C Shares
Year ended 6-30-2016	14.20	-3.76	6		1.94		-1.11		—	—		39
Year ended 6-30-2015	16.06	12.10	5		1.93		-0.85		—	—		43
Year ended 6-30-2014	15.54	30.09	4		1.95		-0.81		—	—		30
Year ended 6-30-2013	13.08	14.21	3		2.03		-0.49		—	—		42
Year ended 6-30-2012	11.80	-0.59	3		2.06		-0.98		—	—		37

Class Y Shares
Year ended 6-30-2016(5)	16.68	-1.42	162		0.74	(6)	0.21	(6)	—	—		39	(7)

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	137

FINANCIAL HIGHLIGHTS	WADDELL & REED ADVISORS FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

VALUE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2016	$16.32	$0.12	$(0.97)	$(0.85)	$(0.05)	$(2.14)	$(2.19)
Year ended 6-30-2015	17.45	0.09	0.54	0.63	(0.05)	(1.71)	(1.76)
Year ended 6-30-2014	15.14	0.07	3.13	3.20	(0.04)	(0.85)	(0.89)
Year ended 6-30-2013	11.91	0.11	3.27	3.38	(0.15)	—	(0.15)
Year ended 6-30-2012	12.55	0.11	(0.64)	(0.53)	(0.11)	—	(0.11)

Class B Shares(4)
Year ended 6-30-2016	15.31	(0.05)	(0.91)	(0.96)	—	(2.01)	(2.01)
Year ended 6-30-2015	16.48	(0.11)	0.52	0.41	—	(1.58)	(1.58)
Year ended 6-30-2014	14.40	(0.12)	2.98	2.86	—	(0.78)	(0.78)
Year ended 6-30-2013	11.35	(0.05)	3.11	3.06	(0.01)	—	(0.01)
Year ended 6-30-2012	12.01	(0.02)	(0.62)	(0.64)	(0.02)	—	(0.02)

Class C Shares
Year ended 6-30-2016	15.57	0.00 *	(0.93)	(0.93)	—	(2.05)	(2.05)
Year ended 6-30-2015	16.73	(0.06)	0.52	0.46	—	(1.62)	(1.62)
Year ended 6-30-2014	14.59	(0.08)	3.02	2.94	—	(0.80)	(0.80)
Year ended 6-30-2013	11.48	(0.01)	3.16	3.15	(0.04)	—	(0.04)
Year ended 6-30-2012	12.13	0.01	(0.63)	(0.62)	(0.03)	—	(0.03)

Class Y Shares
Year ended 6-30-2016	16.40	0.46	(1.27)	(0.81)	(0.07)	(2.17)	(2.24)
Year ended 6-30-2015	17.53	0.15	0.54	0.69	(0.11)	(1.71)	(1.82)
Year ended 6-30-2014	15.21	0.12	3.14	3.26	(0.10)	(0.84)	(0.94)
Year ended 6-30-2013	11.96	0.17	3.28	3.45	(0.20)	—	(0.20)
Year ended 6-30-2012	12.64	0.17	(0.66)	(0.49)	(0.19)	—	(0.19)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

138	ANNUAL REPORT	2016

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2016	$13.28	-5.49%	$304	1.24%	0.83%	1.25%	0.82%		50%
Year ended 6-30-2015	16.32	3.75	891	1.22	0.52	1.23	0.51		80
Year ended 6-30-2014	17.45	21.77	867	1.25	0.41	1.26	0.40		72
Year ended 6-30-2013	15.14	28.58	646	1.32	0.80	1.33	0.79		62
Year ended 6-30-2012	11.91	-4.12	473	1.39	0.98	1.40	0.97		70

Class B Shares(4)
Year ended 6-30-2016	12.34	-6.65	2	2.46	-0.37	2.47	-0.38		50
Year ended 6-30-2015	15.31	2.53	3	2.38	-0.66	2.39	-0.67		80
Year ended 6-30-2014	16.48	20.37	4	2.40	-0.75	2.41	-0.76		72
Year ended 6-30-2013	14.40	27.12	5	2.54	-0.38	2.55	-0.39		62
Year ended 6-30-2012	11.35	-5.34	6	2.60	-0.23	2.61	-0.24		70

Class C Shares
Year ended 6-30-2016	12.59	-6.28	4	2.11	0.01	2.12	0.00	*	50
Year ended 6-30-2015	15.57	2.81	6	2.09	-0.36	2.10	-0.37		80
Year ended 6-30-2014	16.73	20.76	7	2.13	-0.48	2.14	-0.49		72
Year ended 6-30-2013	14.59	27.46	6	2.23	-0.10	2.24	-0.11		62
Year ended 6-30-2012	11.48	-5.09	6	2.32	0.06	2.33	0.05		70

Class Y Shares
Year ended 6-30-2016	13.35	-5.19	436	0.88	3.83	0.89	3.82		50
Year ended 6-30-2015	16.40	4.07	16	0.89	0.86	0.90	0.85		80
Year ended 6-30-2014	17.53	22.17	11	0.90	0.75	0.91	0.74		72
Year ended 6-30-2013	15.21	29.19	9	0.91	1.26	0.92	1.25		62
Year ended 6-30-2012	11.96	-3.75	3	0.93	1.44	0.94	1.43		70

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	139

FINANCIAL HIGHLIGHTS	WADDELL & REED ADVISORS FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

VANGUARD FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2016	$10.48	$0.00 *	$(0.26)	$(0.26)	$—	$(0.99)	$(0.99)
Year ended 6-30-2015	10.39	(0.03)	1.26	1.23	— *	(1.14)	(1.14)
Year ended 6-30-2014	9.50	0.00 *	2.62	2.62	— *	(1.73)	(1.73)
Year ended 6-30-2013	8.78	0.02	1.10	1.12	(0.01)	(0.39)	(0.40)
Year ended 6-30-2012	8.57	(0.01)	0.22	0.21	—	—	—

Class B Shares(4)
Year ended 6-30-2016	7.90	(0.09)	(0.18)	(0.27)	—	(0.95)	(0.95)
Year ended 6-30-2015	8.15	(0.11)	0.96	0.85	—	(1.10)	(1.10)
Year ended 6-30-2014	7.81	(0.10)	2.13	2.03	—	(1.69)	(1.69)
Year ended 6-30-2013	7.37	(0.08)	0.91	0.83	—	(0.39)	(0.39)
Year ended 6-30-2012	7.28	(0.10)	0.19	0.09	—	—	—

Class C Shares
Year ended 6-30-2016	8.09	(0.07)	(0.19)	(0.26)	—	(0.95)	(0.95)
Year ended 6-30-2015	8.31	(0.10)	0.98	0.88	—	(1.10)	(1.10)
Year ended 6-30-2014	7.93	(0.08)	2.15	2.07	—	(1.69)	(1.69)
Year ended 6-30-2013	7.45	(0.06)	0.93	0.87	—	(0.39)	(0.39)
Year ended 6-30-2012	7.35	(0.09)	0.19	0.10	—	—	—

Class Y Shares
Year ended 6-30-2016	11.09	0.03	(0.27)	(0.24)	—	(1.01)	(1.01)
Year ended 6-30-2015	10.94	0.00 *	1.32	1.32	(0.02)	(1.15)	(1.17)
Year ended 6-30-2014	9.91	0.03	2.75	2.78	(0.02)	(1.73)	(1.75)
Year ended 6-30-2013	9.13	0.05	1.15	1.20	(0.03)	(0.39)	(0.42)
Year ended 6-30-2012	8.88	0.02	0.23	0.25	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

140	ANNUAL REPORT	2016

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2016	$9.23	-2.91%	$1,032	1.13%	-0.04%	1.15%	-0.06%		46%
Year ended 6-30-2015	10.48	12.53	1,432	1.13	-0.25	1.15	-0.27		36
Year ended 6-30-2014	10.39	29.25	1,364	1.17	0.02	1.19	0.00		43
Year ended 6-30-2013	9.50	13.29	1,273	1.21	0.24	1.23	0.22		78
Year ended 6-30-2012	8.78	2.45	1,260	1.22	-0.13	1.24	-0.15		46

Class B Shares(4)
Year ended 6-30-2016	6.68	-4.04	4	2.32	-1.25	2.34	-1.27		46
Year ended 6-30-2015	7.90	11.13	5	2.28	-1.40	2.30	-1.42		36
Year ended 6-30-2014	8.15	27.74	6	2.37	-1.19	2.39	-1.21		43
Year ended 6-30-2013	7.81	11.78	7	2.50	-1.06	2.52	-1.08		78
Year ended 6-30-2012	7.37	1.24	9	2.50	-1.40	2.52	-1.42		46

Class C Shares
Year ended 6-30-2016	6.88	-3.79	6	2.09	-1.06	2.11	-1.08		46
Year ended 6-30-2015	8.09	11.40	6	2.08	-1.20	2.10	-1.22		36
Year ended 6-30-2014	8.31	27.91	6	2.16	-0.98	2.18	-1.00		43
Year ended 6-30-2013	7.93	12.20	6	2.26	-0.81	2.28	-0.83		78
Year ended 6-30-2012	7.45	1.36	6	2.31	-1.22	2.33	-1.24		46

Class Y Shares
Year ended 6-30-2016	9.84	-2.59	469	0.85	0.26	0.87	0.24		46
Year ended 6-30-2015	11.09	12.76	92	0.85	0.02	0.87	0.00	*	36
Year ended 6-30-2014	10.94	29.65	86	0.86	0.33	0.88	0.31		43
Year ended 6-30-2013	9.91	13.64	80	0.86	0.57	0.88	0.55		78
Year ended 6-30-2012	9.13	2.82	83	0.86	0.20	0.88	0.18		46

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	141

NOTES TO FINANCIAL STATEMENTS	WADDELL & REED ADVISORS FUNDS

JUNE 30, 2016

1.	ORGANIZATION

Waddell & Reed Advisors Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Asset Strategy Fund, Waddell & Reed Advisors Continental Income Fund, Waddell & Reed Advisors Core Investment Fund, Waddell & Reed Advisors Dividend Opportunities Fund, Waddell & Reed Advisors Energy Fund, Waddell & Reed Advisors Global Growth, Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Science and Technology Fund, Waddell & Reed Advisors Small Cap Fund, Waddell & Reed Advisors Tax-Managed Equity Fund, Waddell & Reed Advisors Value Fund and Waddell & Reed Advisors Vanguard Fund (each, a “Fund”) are 13 series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Prospectus and Statement of Additional Information (“SAI”). The investment manager to each Fund is Waddell & Reed Investment Management Company (“WRIMCO” or the “Manager”).

Each Fund offers Class A, Class B, Class C and Class Y shares. The Funds’ Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges from Class B shares of another fund within Waddell & Reed Advisors Funds. Class A shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, Class B and Class C shares have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 96 months after the date of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service authorized by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The Funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the

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relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods and swaps), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash.” Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statement of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

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Loans. Certain Funds may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rate (“LIBOR”) rates or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield WRIMCO considers advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustee according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Indemnifications. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal

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course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service authorized by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued based on quotes that are obtained from an independent pricing service authorized by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. The Board has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities are sold.

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WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Bullion. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded and are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service for a comparable listed option unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. If no comparable listed option exists from which to obtain a price from an independent pricing service and a quotation cannot be obtained from a broker-dealer, the OTC option will be valued using a model reasonably designed to provide a current market price.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and

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option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted Securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. Transfers between levels represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

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Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of June 30, 2016, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. Each Fund may enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to a Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Asset Strategy Fund and Global Growth Fund enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from foreign currencies (foreign currency exchange rate risk).

Futures Contracts. Each Fund may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Accumulative Fund and Asset Strategy Fund invest in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Option Contracts. Options purchased by a Fund are accounted for in the same manner as portfolio securities. The cost of instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Fund has realized a gain or loss. When a written put is exercised, the cost basis of the instruments purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund’s exposure to the underlying instrument. With written options, there may be times when a

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Fund will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying instrument. Additionally, to the extent a Fund enters into OTC option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Accumulative Fund, Asset Strategy Fund, Continental Income Fund, New Concepts Fund, Science and Technology Fund, Small Cap Fund and Value Fund purchase and write call and put options to increase or decrease hedging exposure to underlying instruments (which include credit risk, equity risk, foreign currency exchange rate risk, event risk and/or interest rate risk), increase exposure to various equity markets or certain sectors, gain exposure to or facilitate trading in certain securities and/or, in the case of options written, to generate returns from options premiums.

Swap Agreements. Each Fund may invest in swap agreements. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation) on the Statement of Operations. Payments received or made by the Fund are recorded as realized gain or loss on the Statement of Operations. Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, if any, on the Statement of Assets and Liabilities and amortized over the term of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as realized gain or loss on the Statement of Operations.

Total return swaps involve a commitment to pay or receive periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Small Cap Fund enters into total return swaps to hedge exposure to a security or market.

The creditworthiness of the counterparty with which a Fund enters into a swap agreement is monitored by WRIMCO. If a firm’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Fund may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Collateral and rights of offset. A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing most derivative transactions between the Fund and each of its counterparties. The CSA allows the Fund and its counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other with collateral, which is generally held by the Fund’s custodian or broker. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

2016	ANNUAL REPORT	149

Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of June 30, 2016:

Assets

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Asset Strategy Fund
Investments in unaffiliated securities at value*	$280	$—	$280	$(280)	$—	$—	$—
Unrealized appreciation on forward foreign currency contracts	110	—	110	—	—	—	110
Total	$390	$—	$390	$(280)	$—	$—	$110

Global Growth Fund
Unrealized appreciation on forward foreign currency contracts	$54	$—	$54	$—	$—	$—	$54

New Concepts Fund
Investments in unaffiliated securities at value*	$202	$—	$202	$(202)	$—	$—	$—

*	Purchased options are reported as investments in unaffiliated securities on the Statement of Assets and Liabilities.

Liabilities

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Accumulative Fund
Written options at value	$20	$—	$20	$—	$—	$—	$20

Asset Strategy Fund
Written options at value	$1,750	$—	$1,750	$(280)	$(1,470)	$—	$—

New Concepts Fund
Written options at value	$5,866	$—	$5,866	$(202)	$(5,170)	$—	$494

Science and Technology Fund
Written options at value	$3,636	$—	$3,636	$—	$(3,636)	$—	$—

Small Cap Fund
Unrealized depreciation on swap agreements	$1,195	$—	$1,195	$—	$(1,195)	$—	$—

150	ANNUAL REPORT	2016

Additional	Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of June 30, 2016:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Accumulative Fund	Equity	Investments in unaffiliated securities at value*	$524	Unrealized depreciation on futures contracts**	$190
	Equity		—	Written options at value	1,745
Asset Strategy Fund	Equity	Investments in unaffiliated securities at value*	280	Written options at value	1,750
	Foreign currency	Unrealized appreciation on forward foreign currency contracts	110		—
Continental Income Fund	Equity	Investments in unaffiliated securities at value*	11	Written options at value	3
Global Growth Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	54		—
New Concepts Fund	Equity	Investments in unaffiliated securities at value*	202	Written options at value	5,866
Science and Technology Fund	Equity		—	Written options at value	3,636
Small Cap Fund	Equity		—	Unrealized depreciation on swap agreements	1,195
Value Fund	Equity		—	Written options at value	932

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.
**	The value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of year ended June 30, 2016.

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended June 30, 2016:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Accumulative Fund	Equity	$(774)	$—	$860	$6,690	$—	$6,776
Asset Strategy Fund	Equity	(29,690)	—	2,432	12,494	—	(14,764)
	Foreign currency	—	—	—	—	(4,197)	(4,197)
Continental Income Fund	Equity	(20,274)	—	—	2,783	—	(17,491)
New Concepts Fund	Equity	1,170	—	—	(525)	—	645
Science and Technology Fund	Equity	(6,831)	—	—	(1,053)	—	(7,884)
Small Cap Fund	Equity	(145)	(10,848)	—	253	—	(10,740)
Value Fund	Equity	(29)	—	—	1,072	—	1,043

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

2016	ANNUAL REPORT	151

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended June 30, 2016:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Accumulative Fund	Equity	$407	$—	$(190)	$(719)	$—	$(502)
Asset Strategy Fund	Equity	3,547	—	1,477	7,106	—	12,130
	Foreign currency	—	—	—	—	461	461
Continental Income Fund	Equity	(2,924)	—	—	433	—	(2,491)
Global Growth Fund	Foreign currency	—	—	—	—	54	54
New Concepts Fund	Equity	(3,120)	—	—	(545)	—	(3,665)
Science and Technology Fund	Equity	4,661	—	—	(1,836)	—	2,825
Small Cap Fund	Equity	—	(1,599)	—	—	—	(1,599)
Value Fund	Equity	—	—	—	(495)	—	(495)

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended June 30, 2016, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(1)	Short futures contracts(1)	Swap agreements(2)	Purchased options(1)	Written options(1)
Accumulative Fund	$—	$—	$4,997	$—	$333	$838
Asset Strategy Fund	311	19,603	5,768	—	4,922	3,748
Continental Income Fund	—	—	—	—	1,360	149
Global Growth Fund	4	—	—	—	—	—
New Concepts Fund	—	—	—	—	644	3,501
Science and Technology Fund	—	—	—	—	380	1,782
Small Cap Fund	—	—	—	17,536	—	—
Value Fund	—	—	—	—	—	1,305

(1)	Average value outstanding during the period.
(2)	Average notional amount outstanding during the period.

5.	WRITTEN OPTION ACTIVITY ($ amounts in thousands)

Transactions in written options were as follows:

Fund	Outstanding at 6-30-15	Options written	Options closed	Options exercised	Options expired	Outstanding at 6-30-16
Accumulative Fund
Number of Contracts	3,683	106,180	(90,638)	(4,656)	(6,932)	7,637
Premium Received	$469	$17,198	$(14,947)	$(760)	$(779)	$1,181
Asset Strategy Fund
Number of Contracts	65,056	78,908	(49,231)	(25,896)	(61,401)	7,436
Premium Received	$7,086	$29,510	$(15,670)	$(4,370)	$(14,795)	$1,761
Continental Income Fund
Number of Contracts	N/A	5,707	(522)	—	(4,087)	1,098
Premium Received	N/A	$3,225	$(306)	$—	$(2,483)	$436
New Concepts Fund
Number of Contracts	10,365	28,601	(26,217)	—	(6,902)	5,847
Premium Received	$1,568	$25,293	$(21,792)	$—	$(1,193)	$3,876
Science and Technology Fund
Number of Contracts	19,901	115,101	(96,952)	(728)	(25,101)	12,221
Premium Received	$4,739	$21,767	$(21,341)	$(43)	$(784)	$4,338
Small Cap Fund
Number of Contracts	N/A	3,894	(3,894)	—	—	N/A
Premium Received	N/A	$396	$(396)	$—	$—	N/A
Value Fund
Number of Contracts	6,499	51,789	(13,185)	(10,263)	(27,236)	7,604
Premium Received	$935	$8,340	$(3,274)	$(2,296)	$(3,331)	$374

152	ANNUAL REPORT	2016

6.	BASIS FOR CONSOLIDATION OF THE ASSET STRATEGY FUND

WRA ASF II, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Asset Strategy Fund (referred to as “the Fund” in this subsection). WRA ASF III (SBP), LLC and WRA ASF, LLC (each a “Company”, collectively “the Companies”), Delaware limited liability companies, were incorporated as wholly owned companies acting as investment vehicles for the Fund. The Subsidiary and each Company acts as an investment vehicle for the Fund, in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and SAI.

The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund, its Subsidiary and the Companies. The consolidated financial statements include the accounts of the Fund, its Subsidiary and the Companies. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary and each Company comprising the entire issued share capital of the Subsidiary and each Company with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary and each Company confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and each Company and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary and each Company.

See the table below for details regarding the structure, incorporation and relationship as of June 30, 2016 of the Subsidiary and each Company to the Fund (amounts in thousands).

Subsidiary/Company	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary Net Assets	Percentage of Fund Net Assets
WRA ASF II, Ltd.	1-31-13	4-10-13	$2,226,107	$152,904	6.87%
WRA ASF III (SBP), LLC	4-9-13	4-23-13	2,226,107	30,793	1.38
WRA ASF, LLC	12-10-12	12-18-12	2,226,107	3,630	0.16

7.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. (“W&R”), serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $1,000M	$1,000 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $6,000M	Over $6,000M
Accumulative Fund	0.700%	0.650%	0.600%	0.550%	0.550%	0.550%
Asset Strategy Fund	0.700	0.650	0.600	0.550	0.550	0.550
Continental Income Fund	0.700	0.650	0.600	0.550	0.550	0.550
Core Investment Fund	0.700	0.650	0.600	0.550	0.525	0.500
Dividend Opportunities Fund	0.700	0.650	0.600	0.550	0.550	0.550
Energy Fund	0.850	0.830	0.800	0.760	0.760	0.760
Global Growth Fund	0.850	0.830	0.800	0.760	0.760	0.760
New Concepts Fund	0.850	0.830	0.800	0.760	0.760	0.760
Science and Technology Fund	0.850	0.830	0.800	0.760	0.760	0.760
Small Cap Fund	0.850	0.830	0.800	0.760	0.760	0.760
Tax-Managed Equity Fund	0.650	0.600	0.550	0.500	0.500	0.500
Value Fund	0.700	0.650	0.600	0.550	0.550	0.550
Vanguard Fund	0.700	0.650	0.600	0.550	0.550	0.550

Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 14), the fee is payable at the following annual rates for those Funds included in the settlement agreement:

Fund (M - Millions)	$0 to $1,000M	$1,000 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $6,000M	Over $6,000M
Accumulative Fund	0.660%	0.640%	0.600%	0.550%	0.550%	0.550%
Asset Strategy Fund	0.690	0.650	0.600	0.550	0.550	0.550
Core Investment Fund	0.650	0.640	0.600	0.550	0.525	0.500
Global Growth Fund	0.820	0.830	0.800	0.760	0.760	0.760
New Concepts Fund	0.830	0.830	0.800	0.760	0.760	0.760
Science and Technology Fund	0.830	0.830	0.800	0.760	0.760	0.760
Small Cap Fund	0.830	0.830	0.800	0.760	0.760	0.760
Value Fund	0.690	0.650	0.600	0.550	0.550	0.550
Vanguard Fund	0.670	0.650	0.600	0.550	0.550	0.550

2016	ANNUAL REPORT	153

Effective June 29, 2009 through September 30, 2016, the fee is payable at the following annual rates for Continental Income Fund:

Fund (M - Millions)	$0 to $1,000M	$1,000 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $6,000M	Over $6,000M
Continental Income Fund	0.680%	0.650%	0.600%	0.550%	0.550%	0.550%

WRIMCO has voluntarily agreed to waive a Fund’s management fee on any day that the Fund’s net assets are less than $25 million, subject to WRIMCO’s right to change or modify this waiver. See Waivers of Expenses for more information.

Accounting Services Fees. The Trust has an Accounting Services Agreement with WRSCO, doing business as WI Services Company (“WISC”), an affiliate of W&R. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B and Class C shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.5792; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, InvestEd Portfolios and Ivy Funds) reaches certain levels. For Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan for Class A Shares. Under a Distribution and Service Plan for Class A shares adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, each Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is paid daily to compensate W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class either directly or by third parties. For each of Accumulative Fund, Core Investment Fund and Tax-Managed Equity Fund, the Board of Trustees has limited payments to 0.234%, 0.249% and 0.236%, respectively, of the Fund’s average Class A net assets on an annual basis. The Board may in the future, without shareholder approval, authorize payments up to a maximum of 0.25% of the Fund’s average Class A net assets on an annual basis, if it determines to do so.

Distribution and Service Plan for Class B and Class C Shares. Under the Distribution and Service Plan adopted by the Trust for Class B and Class C shares, respectively, each Fund may pay W&R a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets attributable to that class to compensate W&R for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

154	ANNUAL REPORT	2016

Sales Charges. As principal underwriter for the Trust’s shares, W&R receives sales commissions (which are not an expense of the Trust) for sales of Class A shares. A CDSC may be assessed against a shareholder’s redemption amount of Class B, Class C or certain Class A shares and is paid to W&R. During the year ended June 30, 2016, W&R received the following amounts in sales commissions and CDSCs ($ amounts rounded to thousands):

	Gross Sales Commissions	CDSC						Commissions Paid(1)
		Class A		Class B		Class C
Accumulative Fund	$762	$1		$1		$1		$505
Asset Strategy Fund	2,060	4		11		4		1,300
Continental Income Fund	1,181	6		3		2		811
Core Investment Fund	2,418	4		4		2		1,527
Dividend Opportunities Fund	270	1		2		—	*	179
Energy Fund	337	—	*	1		—	*	230
Global Growth Fund	261	1		—	*	—	*	164
New Concepts Fund	984	2		2		1		636
Science and Technology Fund	2,587	3		5		2		1,663
Small Cap Fund	580	1		2		—	*	383
Tax-Managed Equity Fund	286	1		—	*	1		214
Value Fund	216	—	*	1		—	*	148
Vanguard Fund	878	2		1		—	*	577

*	Not shown due to rounding.

(1)  W&R reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Waivers of Expenses ($ amounts rounded to thousands). During the year ended June 30, 2016, the following amounts were waived as a result of the reduced management fees related to the settlement agreement:

Accumulative Fund	$444
Asset Strategy Fund	100
Continental Income Fund	200
Core Investment Fund	601
Global Growth Fund	190
New Concepts Fund	201
Science and Technology Fund	201
Small Cap Fund	163
Value Fund	81
Vanguard Fund	301

For each of Accumulative Fund, Core Investment Fund and Tax-Managed Equity Fund, the Board of Trustees has limited Rule 12b-1 payments to 0.234%, 0.249% and 0.236%, respectively, of the Fund’s average Class A net assets on an annual basis. During the year ended June 30, 2016, the following amounts represent the difference between 0.25% and the reduced Rule 12b-1 fees:

Accumulative Fund	$226
Core Investment Fund	40
Tax-Managed Equity Fund	52

Any amounts due to the funds as a reimbursement but not paid as of June 30, 2016 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

8.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Trust and the Advisors Fund Complex (Ivy Funds, Ivy Funds Variable Insurance Portfolios and InvestEd Portfolios); referred to with the Funds for purposes of this section as Funds) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended June 30, 2016.

2016	ANNUAL REPORT	155

9.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended June 30, 2016 follows:

	6-30-15 Share Balance		Purchases at cost	Sales at Cost	Realized Gain/(Loss)	Distributions Received	6-30-16 Share Balance		6-30-16 Value
Asset Strategy Fund
Circuit of the Americas LLC, Class B(1)	–	*	$–	$–	$–	$–	–	*	$–
Media Group Holdings LLC, Series H(1)	73		–	–	–	–	73		3,637
Media Group Holdings LLC, Series I(1)	43		–	–	–	–	43		14,876
Media Group Holdings LLC, Series T(1)	9		–	–	–	–	9		12,180
					$–	$–			$30,693

	6-30-15 Principal Balance					Interest Received	6-30-16 Principal Balance
Circuit of the Americas LLC, Series D, 0.000%, 12-31-20	$7,285		$–	$–	$–	$–	$7,285		$2,253

	6-30-15 Share Balance		Purchases at cost	Sales at Cost	Realized Gain/(Loss)	Distributions Received	6-30-16 Share Balance		6-30-16 Value
Science and Technology Fund
Acxiom Corp(1).	4,383		$–	$–	$–	$–	4,383		$96,393
Aspen Technology, Inc.(1).	4,242		–	–	–	–	4,242		170,713
Avinger, Inc.(1).	853		24	–	–	–	855		10,194
BioAmber, Inc.(1).	2,409		3,642	–	–	–	3,138		9,350
BioAmber, Inc., expires 5-9-17.	1,423		–	–	–	–	1,423		540
Marrone Bio Innovations, Inc.(1).	1,828		–	–	–	–	1,828		1,499
Marrone Bio Innovations, Inc., expires 8-20-23.	N/A		–	–	–	–	1,380		–	*
Photronics, Inc. (1).	3,419		–	–	–	–	3,419		30,464
Silver Spring Networks, Inc. (1).	3,624		–	–	–	–	3,624		44,026
WNS (Holdings) Ltd. ADR(1)	3,921		–	–	–	–	3,921		105,874
					$–	$–			$469,053

	6-30-15 Principal Balance					Interest Received	6-30-16 Principal Balance
Marrone Bio Innovations, Inc., 8.000%, 8-20-20	N/A		$13,800	$–	$–	$946	$13,800		$14,079

*	Not shown due to rounding.
(1)	No dividends were paid during the proceeding 12 months.

156	ANNUAL REPORT	2016

10.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended June 30, 2016, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Accumulative Fund	$—	$1,416,222	$—	$1,378,548
Asset Strategy Fund	344,565	917,897	33,650	1,969,965
Continental Income Fund	—	704,994	13,772	851,329
Core Investment Fund	—	2,095,415	—	2,572,678
Dividend Opportunities Fund	—	214,347	—	291,917
Energy Fund	—	108,929	—	103,732
Global Growth Fund	—	267,924	—	260,709
New Concepts Fund	—	663,790	—	800,876
Science and Technology Fund	—	302,331	—	577,107
Small Cap Fund	—	322,476	—	390,291
Tax-Managed Equity Fund	—	155,128	—	137,552
Value Fund	—	381,588	—	494,977
Vanguard Fund	—	694,613	—	686,823

11.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Accumulative Fund				Asset Strategy Fund
	Year ended 6-30-16		Year ended 6-30-15		Year ended 6-30-16		Year ended 6-30-15
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	23,223	$232,670	14,088	$157,871	33,245	$272,153	45,322	$455,972
Class B	48	424	34	341	37	293	82	819
Class C	207	1,859	149	1,489	473	3,719	632	6,155
Class Y	29,648	267,898	126	1,379	104,289	823,332	1,047	10,500
Shares issued in reinvestment of distributions to shareholders:
Class A	20,011	189,627	18,504	191,147	—	—	71,499	640,631
Class B	71	574	83	749	—	—	883	7,642
Class C	105	872	92	851	—	—	1,360	11,821
Class Y	78	739	65	674	—	—	1,487	13,383
Shares redeemed:
Class A	(51,004)	(475,586)	(16,593)	(187,964)	(201,162)	(1,603,565)	(73,235)	(733,013)
Class B	(160)	(1,347)	(185)	(1,829)	(1,298)	(10,062)	(1,522)	(14,634)
Class C	(218)	(1,885)	(163)	(1,639)	(2,002)	(15,626)	(1,929)	(18,823)
Class Y	(231)	(2,168)	(75)	(856)	(10,976)	(87,629)	(2,140)	(22,125)
Net increase (decrease)	21,778	$213,677	16,125	$162,213	(77,394)	$(617,385)	43,486	$358,328

2016	ANNUAL REPORT	157

	Continental Income Fund				Core Investment Fund
	Year ended 6-30-16		Year ended 6-30-15		Year ended 6-30-16		Year ended 6-30-15
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	37,002	$354,647	36,066	$377,123	57,201	$366,428	75,111	$556,623
Class B	69	666	65	671	102	559	162	1,029
Class C	366	3,498	408	4,247	861	4,724	954	6,116
Class Y	68,659	631,254	135	1,422	164,366	979,245	3,107	23,558
Shares issued in reinvestment of distributions to shareholders:
Class A	13,412	126,437	6,083	61,732	81,356	500,338	66,486	462,080
Class B	35	329	20	197	279	1,437	269	1,603
Class C	130	1,220	59	593	547	2,883	406	2,472
Class Y	39	372	27	277	2,000	12,359	1,582	11,045
Shares redeemed:
Class A	(99,951)	(930,192)	(21,661)	(226,968)	(287,181)	(1,762,477)	(93,170)	(690,186)
Class B	(153)	(1,437)	(157)	(1,610)	(622)	(3,299)	(795)	(5,020)
Class C	(415)	(3,928)	(388)	(4,040)	(1,222)	(6,689)	(955)	(6,220)
Class Y	(1,084)	(10,161)	(317)	(3,324)	(5,503)	(34,076)	(2,120)	(15,666)
Net increase	18,109	$172,705	20,340	$210,320	12,184	$61,432	51,037	$347,434

	Dividend Opportunities Fund				Energy Fund
	Year ended 6-30-16		Year ended 6-30-15		Year ended 6-30-16		Year ended 6-30-15
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	5,029	$76,478	5,428	$100,233	7,262	$82,901	7,238	$110,451
Class B	5	76	10	187	6	64	8	114
Class C	25	370	70	1,258	69	732	87	1,285
Class Y	15,406	224,494	198	3,909	6,736	86,878	114	1,902
Shares issued in reinvestment of distributions to shareholders:
Class A	4,823	71,312	6,095	104,031	—	—	—	—
Class B	27	388	45	752	—	—	—	—
Class C	59	849	79	1,330	—	—	—	—
Class Y	43	637	49	831	—	—	—	—
Shares redeemed:
Class A	(24,914)	(371,564)	(9,370)	(173,569)	(13,401)	(160,803)	(4,463)	(67,484)
Class B	(91)	(1,336)	(126)	(2,260)	(42)	(436)	(37)	(514)
Class C	(130)	(1,978)	(136)	(2,496)	(74)	(799)	(72)	(1,022)
Class Y	(209)	(3,132)	(45)	(845)	(313)	(4,020)	(108)	(1,655)
Net increase (decrease)	73	$(3,406)	2,297	$33,361	243	$4,517	2,767	$43,077

158	ANNUAL REPORT	2016

	Global Growth Fund				New Concepts Fund
	Year ended 6-30-16		Year ended 6-30-15		Year ended 6-30-16		Year ended 6-30-15
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	10,332	$117,971	7,695	$95,280	19,898	$191,220	20,708	$238,173
Class B	7	81	4	51	44	312	30	259
Class C	31	328	23	270	186	1,322	192	1,682
Class Y	18,840	202,052	1,916	23,917	52,099	534,959	1,328	16,975
Shares issued in reinvestment of distributions to shareholders:
Class A	2,585	29,700	1,769	20,839	17,803	163,260	21,474	229,129
Class B	6	60	5	57	122	784	176	1,371
Class C	8	85	6	65	169	1,130	220	1,776
Class Y	337	3,888	211	2,483	737	7,550	926	10,912
Shares redeemed:
Class A	(27,085)	(294,449)	(7,408)	(91,456)	(90,806)	(844,882)	(26,930)	(310,953)
Class B	(47)	(471)	(63)	(702)	(262)	(1,762)	(329)	(2,806)
Class C	(68)	(729)	(36)	(422)	(401)	(2,881)	(361)	(3,217)
Class Y	(1,300)	(14,554)	(562)	(6,952)	(3,469)	(36,134)	(1,419)	(17,906)
Net increase (decrease)	3,646	$43,962	3,560	$43,430	(3,880)	$14,878	16,015	$165,395

	Science and Technology Fund				Small Cap Fund
	Year ended 6-30-16		Year ended 6-30-15		Year ended 6-30-16		Year ended 6-30-15
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	27,207	$363,710	23,886	$379,007	7,590	$114,329	6,148	$105,446
Class B	67	689	57	671	14	161	9	126
Class C	441	4,273	375	4,447	135	1,673	92	1,300
Class Y	45,160	611,366	1,461	26,033	14,065	227,583	358	6,748
Shares issued in reinvestment of distributions to shareholders:
Class A	17,020	232,492	20,284	302,228	7,085	103,014	4,138	66,871
Class B	163	1,558	218	2,373	87	935	60	762
Class C	190	1,859	207	2,287	110	1,273	63	836
Class Y	552	8,472	649	10,750	159	2,610	97	1,742
Shares redeemed:
Class A	(87,536)	(1,100,193)	(34,189)	(543,565)	(26,028)	(378,719)	(10,355)	(177,671)
Class B	(477)	(4,450)	(526)	(6,136)	(166)	(1,848)	(211)	(2,846)
Class C	(580)	(5,575)	(449)	(5,385)	(227)	(2,746)	(199)	(2,841)
Class Y	(2,754)	(39,722)	(1,669)	(29,258)	(684)	(11,273)	(223)	(4,245)
Net increase (decrease)	(547)	$74,479	10,304	$143,452	2,140	$56,992	(23)	$(3,772)

2016	ANNUAL REPORT	159

	Tax-Managed Equity Fund				Value Fund
	Year ended 6-30-16		Year ended 6-30-15		Year ended 6-30-16		Year ended 6-30-15
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	6,009	$104,273	3,880	$70,174	7,346	$104,460	12,265	$208,630
Class B	13	192	1	16	5	70	15	244
Class C	128	1,928	52	819	30	417	69	1,137
Class Y	9,778	159,208	N/A	N/A	32,242	418,491	454	8,003
Shares issued in reinvestment of distributions to shareholders:
Class A	1,548	26,813	1,195	20,565	8,068	109,317	5,460	87,901
Class B	3	38	3	44	26	325	23	352
Class C	31	453	23	343	55	712	40	616
Class Y	—	—	N/A	N/A	166	2,254	101	1,624
Shares redeemed:
Class A	(14,149)	(234,831)	(3,032)	(54,923)	(47,090)	(629,179)	(12,849)	(217,531)
Class B	(18)	(259)	(16)	(255)	(87)	(1,135)	(104)	(1,647)
Class C	(80)	(1,151)	(35)	(548)	(123)	(1,627)	(133)	(2,144)
Class Y	(70)	(1,140)	N/A	N/A	(785)	(10,447)	(179)	(3,037)
Net increase (decrease)	3,193	$55,524	2,071	$36,235	(147)	$(6,342)	5,162	$84,148

	Vanguard Fund
	Year ended 6-30-16		Year ended 6-30-15
	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	29,235	$284,790	17,805	$186,603
Class B	67	506	46	368
Class C	311	2,312	113	927
Class Y	40,594	391,717	1,024	11,315
Shares issued in reinvestment of distributions to shareholders:
Class A	13,952	135,060	13,823	136,430
Class B	78	549	93	699
Class C	110	794	96	735
Class Y	806	8,301	867	9,041
Shares redeemed:
Class A	(68,076)	(631,767)	(26,155)	(274,643)
Class B	(221)	(1,566)	(273)	(2,177)
Class C	(196)	(1,405)	(190)	(1,565)
Class Y	(2,076)	(20,846)	(1,434)	(16,005)
Net increase	14,584	$168,445	5,815	$51,728

12.	COMMITMENTS

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statements of Operations. At June 30, 2016, there were no outstanding bridge loan commitments.

160	ANNUAL REPORT	2016

13.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at June 30, 2016 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation
Accumulative Fund	$1,236,424	$185,820	$57,620	$128,200
Asset Strategy Fund	2,199,468	155,727	135,911	19,816
Continental Income Fund	1,406,562	165,184	45,176	120,008
Core Investment Fund	3,385,302	697,702	158,586	539,116
Dividend Opportunities Fund	459,120	120,038	6,170	113,868
Energy Fund	209,607	47,009	8,044	38,965
Global Growth Fund	564,825	78,291	27,502	50,789
New Concepts Fund	1,400,232	368,237	148,758	219,479
Science and Technology Fund	2,085,650	1,174,649	233,819	940,830
Small Cap Fund	599,396	215,068	22,108	192,960
Tax-Managed Equity Fund	296,718	100,065	8,285	91,780
Value Fund	688,890	97,893	41,369	56,524
Vanguard Fund	1,131,916	422,095	31,466	390,629

For Federal income tax purposes, the Funds’ distributed and undistributed earnings and profit for the year ended June 30, 2016 and the post-October and late-year ordinary activity were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post-October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Accumulative Fund	$1,588	$41,256	$—	$—
Asset Strategy Fund	—	—	—	—
Continental Income Fund	2,752	5,359	—	—
Core Investment Fund	14,141	99,254	48,057	—
Dividend Opportunities Fund	1,971	10,648	—	—
Energy Fund	—	—	—	966
Global Growth Fund	—	—	—	—
New Concepts Fund	—	25,150	—	4,045
Science and Technology Fund	—	—	30,875	10,634
Small Cap Fund	—	25,919	—	7,982
Tax-Managed Equity Fund	—	7,427	—	418
Value Fund	15,543	—	9,185	—
Vanguard Fund	—	60,077	—	—

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal certain ordinary losses that generated between each January 1 and the end of its fiscal year.

2016	ANNUAL REPORT	161

The tax character of dividends and distributions paid during the two fiscal years ended June 30, 2016 and 2015 were as follows:

	June 30, 2016		June 30, 2015
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Accumulative Fund	$79,102	$123,009	$37,766	$166,707
Asset Strategy Fund	—	—	23,497	662,434
Continental Income Fund	24,989	105,831	9,143	54,722
Core Investment Fund	66,811	468,759	65,244	429,049
Dividend Opportunities Fund	5,347	69,926	9,112	100,958
Energy Fund	—	—	—	—
Global Growth Fund	—	34,466	2,583	21,407
New Concepts Fund	16,263	158,975	10,708	236,175
Science and Technology Fund	—	255,000	—	331,888
Small Cap Fund	—	109,348	168	70,950
Tax-Managed Equity Fund	4,721	24,795	63	22,570
Value Fund	17,008	97,316	25,916	65,683
Vanguard Fund	5,939	142,004	9,876	140,510

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Accumulated capital losses represent net capital loss carryovers as of June 30, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), a Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years which have only an eight year carryforward period. As a result of this ordering rule, pre-enactment capital loss carryovers may expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act was June 30, 2012. The following table shows the expiration dates for capital loss carryovers from pre-enactment taxable years and the amounts of capital loss carryovers, if any, by each of the applicable Funds electing to be taxed as a regulated investment company during the year ended June 30, 2016:

	Pre-Enactment			Post-Enactment
Year of Expiration
Fund	2017	2018	2019	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Accumulative Fund	$—	$—	$—	$—	$—
Asset Strategy Fund	—	—	—	128,010	3,463
Continental Income Fund	—	—	—	—	—
Core Investment Fund	—	—	—	—	—
Dividend Opportunities Fund	—	—	—	—	—
Energy Fund	—	—	4,890	9,544	11,660
Global Growth Fund	—	—	—	6,909	6,963
New Concepts Fund	—	—	—	—	—
Science and Technology Fund	—	—	—	—	—
Small Cap Fund	—	—	—	—	—
Tax-Managed Equity Fund	—	—	—	—	—
Value Fund	—	—	—	—	—
Vanguard Fund	—	—	—	—	—

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive

162	ANNUAL REPORT	2016

foreign investment companies (PFICs), investments held within the wholly-owned subsidiary and companies, partnership transactions, and expiring capital loss carryovers. At June 30, 2016, the following reclassifications were made:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital	Unrealized Appreciation (Depreciation)
Accumulative Fund	$(1,579)	$1,580	$(1)	$—
Asset Strategy Fund	8,868	1,756	(10,624)	—
Continental Income Fund	(5,368)	5,373	(5)	—
Core Investment Fund	1,309	(1,307)	(2)	—
Dividend Opportunities Fund	(1,782)	1,783	(1)	—
Energy Fund	794	65	(859)	—
Global Growth Fund	1,029	132	(1,161)	—
New Concepts Fund	(7)	7	— *	—
Science and Technology Fund	26,867	42	(26,909)	—
Small Cap Fund	(104)	10,848	(10,743)	(1)
Tax-Managed Equity Fund	536	12	(548)	—
Value Fund	7,509	(7,503)	(6)	—
Vanguard Fund	608	—	(608)	—

*	Not shown due to rounding.

14.	REGULATORY AND LITIGATION MATTERS

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, “Waddell & Reed”) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (the “SEC Order”), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

Pursuant to the terms of the SEC order, the $50 million in disgorgement and civil penalties, plus accrued interest (the “Fair Fund”), must be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R and as approved by the SEC, using a distribution methodology acceptable to the Funds’ Disinterested Trustees. The SEC Order also required that the independent distribution consultant develop the distribution methodology pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. On July 15, 2014, the SEC ordered that the Fair Fund be distributed to investors as provided for in the distribution plan.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order and the distribution plan are available on the SEC’s website at www.sec.gov.

2016	ANNUAL REPORT	163

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	WADDELL & REED ADVISORS FUNDS

To the Shareholders and Board of Trustees of Waddell & Reed Advisors Funds:

We have audited the accompanying statements of assets and liabilities (as to the Waddell & Reed Advisors Asset Strategy Fund, the consolidated statement of assets and liabilities), including the schedules of investments, of Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Asset Strategy Fund, Waddell & Reed Advisors Continental Income Fund, Waddell & Reed Advisors Core Investment Fund, Waddell & Reed Advisors Dividend Opportunities Fund, Waddell & Reed Advisors Energy Fund, Waddell & Reed Advisors Global Growth Fund, Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Science and Technology Fund, Waddell & Reed Advisors Small Cap Fund, Waddell & Reed Advisors Tax-Managed Equity Fund, Waddell & Reed Advisors Value Fund, and Waddell & Reed Advisors Vanguard Fund (the “Funds”), thirteen of the series constituting Waddell & Reed Advisors Funds, as of June 30, 2016, and the related statements of operations (as to the Waddell & Reed Advisors Asset Strategy Fund, the consolidated statement of operations) for the year then ended, the statements of changes in net assets (as to the Waddell & Reed Advisors Asset Strategy Fund, the consolidated statement of changes in net assets) for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements (as to the Waddell & Reed Advisors Asset Strategy Fund, the consolidated financial statements) and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Kansas City, Missouri

August 15, 2016

164	ANNUAL REPORT	2016

INCOME TAX INFORMATION	WADDELL & REED ADVISORS FUNDS

AMOUNTS NOT ROUNDED (UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended June 30, 2016:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Accumulative Fund	$19,569,245	$20,668,054
Asset Strategy Fund	—	—
Continental Income Fund	20,589,761	22,276,867
Core Investment Fund	45,893,606	54,286,244
Dividend Opportunities Fund	5,346,672	5,346,672
Energy Fund	—	—
Global Growth Fund	—	—
New Concepts Fund	14,653,960	15,221,219
Science and Technology Fund	—	—
Small Cap Fund	—	—
Tax-Managed Equity Fund	3,311,279	3,646,550
Value Fund	12,823,480	13,663,808
Vanguard Fund	1,645,243	3,078,519

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Accumulative Fund	$123,009,473
Asset Strategy Fund	—
Continental Income Fund	105,831,273
Core Investment Fund	468,759,259
Dividend Opportunities Fund	69,925,633
Energy Fund	—
Global Growth Fund	34,466,510
New Concepts Fund	158,974,605
Science and Technology Fund	254,999,897
Small Cap Fund	109,348,178
Tax-Managed Equity Fund	24,795,197
Value Fund	97,315,868
Vanguard Fund	142,004,290

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

2016	ANNUAL REPORT	165

BOARD OF TRUSTEES AND OFFICERS	WADDELL & REED ADVISORS FUNDS

Each of the individuals listed below serves as a trustee for the Trust (20 portfolios), Ivy Funds Variable Insurance Portfolios (29 portfolios) and Waddell & Reed InvestEd Portfolios (3 portfolios) (collectively, the” Advisors Fund Complex”). The Advisors Fund Complex, together with the Ivy Funds (37 portfolios) and Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”), comprises the Waddell & Reed/Ivy Fund Complex (“Fund Complex”). Jarold Boettcher, Joseph Harroz, Jr. and Henry J. Herrmann also serve as trustees of each of the Ivy Funds and IVH.

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Disinterested Trustees”) constitute at least 75% of the Board.

Joseph Harroz, Jr. serves as the Independent Chairman of the Fund’s Board and of the board of trustees of the other funds in the Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (“SAI”) for the Trust includes additional information about the Trust’s trustees. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee Since	Principal Occupation During Past 5 Years	Other Directorships Held
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	2008	President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), and Boettcher Aerial, Inc. (Aerial Ag Applicator) (1979 to present).	Director, Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director, Guaranty, Inc. (financial services) (1981 to present); Member, Kansas Board of Regents (2007 to 2011); Member, Kansas State University Foundation (2009 to present); Director, Kansas Bioscience Authority (2009 to present); Committee Member, Kansas Foundation for Medical Care (2001 to 2011); Trustee, Ivy Funds (37 portfolios overseen); Trustee, IVH (1 portfolio) overseen.
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2008	Professor of Law, Washburn University School of Law (1973 to present).	Director, Kansas Legal Services for Prisoners, Inc.; Director, U.S. Alliance Corporation (2009 to present).
John A. Dillingham* 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	2008	President and Trustee, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises.	Former Advisory Director, UMB Northland Board (financial services) (1995 to 2012); Trustee, Liberty Memorial Association (WWI National Museum) (1998 to 2013), National Advisory Board (2014-present); Trustee, Harry S. Truman Library Institute (education) (2007 to present); Former Chairman (2005 to 2013) and current Trustee, Freedoms Frontier National Heritage Area (education); Trustee; CGSC Foundation (government) (2004 to 2012); Chairman, Kansas City Municipal Assistance Corporation (bond issuance) (1980 to present); Director, Metropolitan Comm. College Foundation, (1980 to 2014).

166	ANNUAL REPORT	2016

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee Since	Principal Occupation During Past 5 Years	Other Directorships Held
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	2008 2015	Dean, Professor and University Vice President, University of Oklahoma College of Law (2010 to present); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present).	Director and Shareholder, Valliance Bank, N.A. (2007 to present); Director, Foundation HealthCare (2008 to present); Trustee, The Mewbourne Family Support Organization (non-profit) (2006 to present); Independent Director, LSQ Manager, Inc. (real estate) (2007 to present); Director, OK Foundation for Excellence (non-profit) (2008 to present); Independent Chairman/Trustee, Ivy Funds (37 portfolios overseen); Independent Chairman/Trustee IVH (1 portfolio) overseen.
Albert W. Herman FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Trustee	2008	Business Consultant (1998 to present); Treasurer and Director, The Wellness Council of America (health care initiatives) (1996 to present).	Finance Committee Member, Ascension Health (non-profit health system); (2007 to 2014); Director, Baylor Health Care System Foundation (health care) (1998-2009).
Frank J. Ross, Jr. Polsinelli PC 700 West 47th Street, Suite 1000 Kansas City, MO 64112 1953	Trustee	2008	Shareholder/Director, Polsinelli PC, (law firm) (1980 to present).	Director, American Red Cross (community service) (2003-2010); Director, Rockhurst University (education) (2003-2009); Director, March of Dimes Birth Defects Foundation, Greater Kansas City Chapter (2001-2009).

*From September 22, 2011 to April 23, 2012, Mr. Dillingham was an Interested Trustee, because during that time period he was a trustee and beneficiary of a trust that owned shares of WDR.

Interested Trustees

Messrs. Avery and Herrmann are “interested” by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including the Fund’s investment manager, Waddell & Reed Investment Management Company (“WRIMCO”), the Fund’s principal underwriter, Waddell & Reed, Inc. (“Waddell & Reed”), and the Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of their personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held with the Fund and Fund Complex	Trustee Since	Principal Occupation During Past 5 Years	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President Trustee	2008 2008	Chairman of WDR (2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); President and Trustee of each of the funds in the Fund Complex.	Director of WDR, IICO, WRIMCO, WISC, W&R Capital Management Group, Inc. and Waddell & Reed, Inc.; Director, Blue Cross Blue Shield of Kansas City; Trustee, Ivy Funds (37 portfolios overseen); and Trustee IVH (1 portfolio) overseen.

2016	ANNUAL REPORT	167

Name, Address and Year of Birth	Position(s) Held with the Fund and Fund Complex	Trustee Since	Principal Occupation During Past 5 Years	Other Directorships Held
Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 1953	Trustee	2008	President of WDR (2010 to present); formerly Chief Investment Officer (CIO) of WDR (2005 to 2011), formerly CIO of WRIMCO and IICO (2005 to 2010); Senior Vice President of WDR (2005 to 2009); Executive Vice President of WRIMCO (2005 to present); Executive Vice President of IICO (2007 to present); portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present).	Director of WRIMCO and IICO.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund’s officers are:

Name, Address and Year of Birth	Position(s) Held With the Fund and Fund Complex	Officer of Trust Since	Principal Occupation During Past 5 Years
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2008 2008 2008 2008	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present).
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present), Vice President of Waddell & Reed, Inc. and IFDI (2010 to present).
Wendy J. Hills 6300 Lamar Avenue Overland Park, KS 66202 1970	Vice President General Counsel Secretary	2014 2014 2016	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2014 to present); Senior Vice President and General Counsel of IICO (2014 to present); Vice President, General Counsel and Secretary of each of the funds in the Fund Complex (2016 to present).
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex.

168	ANNUAL REPORT	2016

ANNUAL PRIVACY NOTICE	WADDELL & REED ADVISORS FUNDS

Waddell & Reed, Inc., the Waddell & Reed Advisors Funds, the Ivy Funds Variable Insurance Portfolios and the InvestEd Portfolios (“Waddell & Reed”) are committed to ensuring their clients have access to a broad range of products and services to help them achieve their personal financial goals. Accurate information lies at the heart of our pledge to provide these products and services, and we strive to protect your personal nonpublic information. In the course of doing business with Waddell & Reed, clients are requested to share financial information and they may be asked to provide other personal details. Clients can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Client’s Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of client information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our clients’ trust. Thus, the safekeeping of client information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our clients that whenever information is used, it is done with discretion. The safeguarding of client information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our clients. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our clients; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a client.

In addition, Waddell & Reed, Inc. has entered into a Protocol with a number of other brokerage firms intended to further our clients’ freedom of choice in connection with the movement of their financial advisors to new firms. In the event your account is maintained through Waddell & Reed, Inc. and your financial advisor leaves Waddell & Reed to join a firm that has likewise entered the Protocol, Waddell & Reed may disclose your name, address and telephone number to the departed advisor’s new firm.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures; that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, you may make this request in writing to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, KS 66201, or you may call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive client, we will adhere to the privacy policies and practices as described in this notice.

2016	ANNUAL REPORT	169

PROXY VOTING INFORMATION	WADDELL & REED ADVISORS FUNDS

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800.777.6472 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell  & Reed’s website at www.waddell.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

Portfolio holdings can be found on the Trust’s website at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

170	ANNUAL REPORT	2016

THE WADDELL & REED ADVISORS FUNDS FAMILY

Global/International Funds

Waddell & Reed Advisors Global Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund

Waddell & Reed Advisors Core Investment Fund

Waddell & Reed Advisors Dividend Opportunities Fund

Waddell & Reed Advisors New Concepts Fund

Waddell & Reed Advisors Small Cap Fund

Waddell & Reed Advisors Tax-Managed Equity Fund

Waddell & Reed Advisors Value Fund

Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund

Waddell & Reed Advisors Global Bond Fund

Waddell & Reed Advisors Government Securities Fund

Waddell & Reed Advisors High Income Fund

Waddell & Reed Advisors Municipal Bond Fund

Waddell & Reed Advisors Municipal High Income Fund

Money Market Fund

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund

Waddell & Reed Advisors Continental Income Fund

Waddell & Reed Advisors Energy Fund

Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL

Visit us online at www.waddell.com

Before investing, investors should consider carefully the investment objectives, risks, charges and expenses of a mutual fund. This and other important information is contained in the prospectus and summary prospectus, which may be obtained at www.waddell.com or from a financial advisor. Read it carefully before investing.

2016	ANNUAL REPORT	171

ANN-WRA-EQ (6-16)

ITEM 2. CODE OF ETHICS

(a)	As of June 30, 2016, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that Albert W. Herman is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Herman is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2015	$226,750
2016	243,550

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(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2015	$0
2016	4,334

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2015	$134,939
2016	98,328

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2015	$13,225
2016	0

These fees are related to the review of internal control.

(e)(1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the

2

investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$148,164 and $102,662 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $141,500 and $88,900 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

3

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WADDELL & REED ADVISORS FUNDS
(Registrant)

By	/s/ Wendy J. Hills
Wendy J. Hills, Vice President and Secretary

Date:	September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Philip J. Sanders
Philip J. Sanders, Principal Executive Officer

Date:	September 7, 2016

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date:	September 7, 2016